KPMG

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES
Consolidated Financial Statements
and Supplemental Schedules
December 31, 2013 and 2012
(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG
KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of North America:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 25, 2014

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2013 and 2012

(In thousands, except share data)

Assets	2013	2012
Investments:
Fixed-maturity securities:
Available-for-sale, at fair value (amortized cost of
$62,706,408 and $59,652,036, respectively)	$66,403,722	68,178,162
Held to maturity, at amortized cost (fair value of
$219,516 and $486,715, respectively)	220,752	475,074
Mortgage loans on real estate (net of valuation allowances
of $66,750 and $85,250, respectively)	6,134,525	6,045,334
Short-term securities	7,547	5,502
Derivatives	831,707	490,149
Loans to affiliates	1,191,170	28,725
Policy loans	158,217	163,768
Acquired loans	205,131	216,062
Equity securities:
Available-for-sale (cost of $29,112 and $0, respectively)	29,112	—
Trading (cost of $209,978 and $28,523, respectively)	227,822	31,837
Other invested assets	50,046	23,262
Total investments	75,459,751	75,657,875
Cash and cash equivalents	2,944,394	2,080,173
Accrued investment income	831,904	768,277
Receivables (net of allowance for uncollectible accounts
of $6,254 and $6,938, respectively)	142,028	158,588
Reinsurance recoverables and receivables	4,105,078	4,079,593
Deferred acquisition costs	4,820,215	2,603,307
Other assets	2,073,826	1,651,474
Assets, exclusive of separate account assets	90,377,196	86,999,287
Separate account assets	30,747,777	25,670,675
Total assets	$121,124,973	112,669,962

(Continued)

2

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2013 and 2012

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2013	2012
Policyholder liabilities:
Account balances and future policy benefit reserves	$78,125,212	75,210,540
Policy and contract claims	416,109	358,732
Unearned premiums	135,639	88,883
Other policyholder funds	272,209	186,607
Total policyholder liabilities	78,949,169	75,844,762
Derivative liability	1,391,989	279,825
Mortgage notes payable	99,210	105,858
Other liabilities	2,840,304	2,333,383
Liabilities, exclusive of separate account liabilities	83,280,672	78,563,828
Separate account liabilities	30,747,777	25,670,675
Total liabilities	114,028,449	104,234,503
Stockholder’s equity:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation
preference of $2,340 and $150,082 at December 31, 2013
and 2012, respectively	8,909	8,909
Class A, Series B preferred stock, $1 par value. Authorized,
10,000,000 shares; issued and outstanding, 9,994,289 shares;
liquidation preference of $2,625 and $149,509
at December 31, 2013 and 2012, respectively	9,994	9,994
Common stock, $1 par value. Authorized, 40,000,000 shares;
issued and outstanding, 20,000,001 shares
at December 31, 2013 and 2012	20,000	20,000
Additional paid-in capital	4,053,371	4,053,371
Retained earnings	2,001,466	2,110,280
Accumulated other comprehensive income, net of tax	1,002,784	2,232,905
Total stockholder’s equity	7,096,524	8,435,459
Total liabilities and stockholder’s equity	$121,124,973	112,669,962
See accompanying notes to consolidated financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended December 31, 2013, 2012, and 2011

(In thousands)

	2013	2012	2011
Revenue:
Premiums	$235,783	240,604	254,501
Policy fees	1,172,357	932,737	803,684
Premiums and policy fees, ceded	(119,767)	(124,184)	(131,990)
Net premiums and policy fees	1,288,373	1,049,157	926,195
Interest and similar income, net	3,592,117	3,632,406	3,520,016
Change in fair value of assets and liabilities	921,265	(157,279)	(205,567)
Realized investment gains, net	188,297	227,701	113,393
Fee and commission revenue	261,926	212,458	210,687
Other revenue	44,853	28,248	11,498
Total revenue	6,296,831	4,992,691	4,576,222
Benefits and expenses:
Policyholder benefits	834,552	973,757	707,552
Change in fair value of annuity embedded derivatives	1,598,061	1,140,185	1,984,638
Benefit recoveries	(268,067)	(286,714)	(342,544)
Net interest credited to account values	1,539,473	1,062,975	1,375,146
Net benefits and expenses	3,704,019	2,890,203	3,724,792
Commissions and other agent compensation	978,316	859,823	963,909
General and administrative expenses	663,319	645,656	629,654
Change in deferred acquisition costs, net	206,699	684,350	(735,151)
Total benefits and expenses	5,552,353	5,080,032	4,583,204
Income (loss) from operations before income taxes	744,478	(87,341)	(6,982)
Income tax expense (benefit):
Current	42,854	280,018	(63,316)
Deferred	160,438	(324,977)	5,441
Total income tax expense (benefit)	203,292	(44,959)	(57,875)
Net income (loss)	$541,186	(42,382)	50,893
Supplemental disclosures:
Realized investment (losses), net:
Total other-than-temporary impairment losses on securities	$(15,048)	(28,768)	(21,487)
Portion of loss recognized in other comprehensive income	—	—	—
Net impairment losses recognized in realized
investment gains, net	(15,048)	(28,768)	(21,487)
Other net realized gains	203,345	256,469	134,880
Realized investment gains, net	$188,297	227,701	113,393
See accompanying notes to consolidated financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

Years ended December 31, 2013, 2012, and 2011

(In thousands)

	2013	2012	2011
Net income (loss)	$541,186	(42,382)	50,893
Foreign currency translation adjustments, net of tax	(1,650)	604	(541)
Unrealized gains (losses) on postretirement obligation, net of tax	167	(226)	12
Unrealized (losses) gains on fixed-maturity and equity securities, net of tax
	(1,228,638)	340,573	926,215
Total other comprehensive (loss) income	(1,230,121)	340,951	925,686
Total comprehensive (loss) income	$(688,935)	298,569	976,579
See accompanying notes to consolidated financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2013, 2012, and 2011

(In thousands)

						Accumulated
			Loan to	Additional		other	Total
	Preferred	Common	parent	paid-in	Retained	comprehensive	stockholder’s
	stock	stock	company	capital	earnings	income	equity
2011:
Balance, beginning of year	$18,903	20,000	(108,939)	4,053,371	2,301,769	966,268	7,251,372
Comprehensive income:
Net income	—	—	—	—	50,893	—	50,893
Net unrealized gain on investments,
net of shadow adjustments
and deferred taxes	—	—	—	—	—	926,215	926,215
Net unrealized gain on
postretirement obligation, net of
deferred taxes	—	—	—	—	—	12	12
Foreign currency translation
adjustment, net of deferred
taxes	—	—	—	—	—	(541)	(541)
Total comprehensive income							976,579
Dividend	—	—	50,000	—	(50,000)	—	—
Payment received on loan	—	—	53,976	—	—	—	53,976
Balance, end of year	$18,903	20,000	(4,963)	4,053,371	2,302,662	1,891,954	8,281,927
2012:
Balance, beginning of year	$18,903	20,000	(4,963)	4,053,371	2,302,662	1,891,954	8,281,927
Comprehensive income:
Net loss	—	—	—	—	(42,382)		(42,382)
Net unrealized gain on investments,
net of shadow adjustments
and deferred taxes	—	—	—	—	—	340,573	340,573
Net unrealized loss on
postretirement obligation, net of
deferred taxes	—	—	—	—	—	(226)	(226)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	604	604
Total comprehensive income							298,569
Dividend	—	—	—	—	(150,000)	—	(150,000)
Payment received on loan	—	—	4,963	—	—	—	4,963
Balance, end of year	$18,903	20,000	—	4,053,371	2,110,280	2,232,905	8,435,459
2013:
Balance, beginning of year	$18,903	20,000	—	4,053,371	2,110,280	2,232,905	8,435,459
Comprehensive income:
Net income	—	—	—	—	541,186	—	541,186
Net unrealized loss on investments,
net of shadow adjustments
and deferred taxes	—	—	—	—	—	(1,228,638)	(1,228,638)
Net unrealized gain on
postretirement obligation, net of
deferred taxes	—	—	—	—	—	167	167
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	(1,650)	(1,650)
Total comprehensive loss							(688,935)
Dividend	—	—	—	—	(650,000)	—	(650,000)
Balance, end of year	$18,903	20,000	—	4,053,371	2,001,466	1,002,784	7,096,524
See accompanying notes to consolidated financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2013, 2012, and 2011

(In thousands)

	2013	2012	2011
Cash flows provided by operating activities:
Net income (loss)	$541,186	(42,382)	50,893
Adjustments to reconcile net income (loss) to net
cash provided by operating activities:
Realized investment gains	(199,546)	(229,909)	(112,150)
Purchases of trading securities	(226,555)	(13,174)	(4,806)
Sale and other redemptions of trading securities	49,856	17,179	130,077
Change in annuity-related options, derivatives,
and gross reserves	3,573,672	1,358,018	398,135
Deferred income tax (benefit) expense	160,438	(324,977)	5,441
Charges to policy account balances	(136,807)	(120,090)	(103,906)
Gross interest credited to account balances	1,731,843	1,430,161	1,727,538
Amortization of discount, net	(10,259)	(56,380)	(20,739)
Change in:
Accrued investment income	(63,627)	(15,178)	(62,190)
Receivables	16,560	(88,379)	71,186
Reinsurance recoverables and receivables	(25,485)	(25,443)	(72,657)
Deferred acquisition costs	206,699	684,350	(735,151)
Future policy benefit reserves	(764,875)	112,768	1,444,265
Policy and contract claims	57,377	64,723	41,010
Other policyholder funds	85,602	(5,413)	(44,466)
Unearned premiums	9,639	(5,730)	(75)
Other assets and liabilities	105,279	(34,519)	(1,299,919)
Other, net	(3,109)	80	(588)
Total adjustments	4,566,702	2,748,087	1,361,005
Net cash provided by operating activities	5,107,888	2,705,705	1,411,898

(Continued)

7

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2013, 2012, and 2011

(In thousands)

	2013	2012	2011
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	$(9,190,492)	(7,832,093)	(10,131,213)
Purchase of available-for-sale equity securities	(163,512)	(337,225)	(68)
Purchase of real estate	—	(228)	(4,350)
Funding of mortgage loans on real estate	(559,154)	(592,716)	(955,786)
Sale and other redemptions of fixed-maturity securities	5,831,084	7,087,767	5,765,352
Matured fixed-maturity securities	724,008	472,067	464,602
Sale of available-for-sale equity securities	134,400	348,635	4,884
Sale of derivative securities	85,471	318,150	635,174
Sale of real estate	15,471	—	316,183
Net change in securities lending	970,364	(688,770)	1,531,308
Repayment/disposal of mortgage loans on real estate	493,391	463,591	319,904
Net change in short-term securities	(2,045)	350	72,185
Purchase of home office property and equipment	(2,831)	(4,016)	(2,737)
Purchase of interest in equity method investees	(1,478)	(1,219)	(1,754)
Change in loan to affiliate	(1,162,445)	27,293	25,932
Options purchased, net	(217,382)	(431,167)	(404,109)
Other, net	236	(6,838)	4,023
Net cash used in investing activities	(3,044,914)	(1,176,419)	(2,360,470)
Cash flows (used in) provided by financing activities:
Policyholders’ deposits to account balances	7,014,576	5,817,341	6,812,260
Policyholders’ withdrawals from account balances	(6,438,692)	(6,826,518)	(5,644,985)
Policyholders’ net transfers between account balances	(1,094,927)	(1,495,577)	293,032
Change in amounts drawn in excess of bank balances	(23,062)	42,887	24,762
Dividend paid to parent company	(650,000)	(150,000)	—
Payment received on loan to parent company	—	4,963	53,976
Repayment of mortgage notes payable	(6,648)	(6,293)	(5,955)
Net cash (used in) provided by financing activities	(1,198,753)	(2,613,197)	1,533,090
Net change in cash and cash equivalents	864,221	(1,083,911)	584,518
Cash and cash equivalents at beginning of year	2,080,173	3,164,084	2,579,566
Cash and cash equivalents at end of year	$2,944,394	2,080,173	3,164,084
See accompanying notes to consolidated financial statements.

8

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(1)         Organization

Allianz Life Insurance Company of North America is a wholly owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly owned subsidiary of Allianz Europe, B.V., Allianz Europe, B.V. is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), the Company’s ultimate parent, which is incorporated in Munich, Germany. Allianz Life Insurance Company of North America and its wholly owned subsidiaries are referred to as the Company.

The Company is a life insurance company licensed to sell annuity, group and individual life, and group accident and health policies in the United States, Canada, and several U.S. territories. Based on 2013 statutory net premium written, 95%, 4%, and 1% of the Company’s business is annuity, life insurance, and accident and health, respectively. The annuity business comprises fixed-indexed, variable, and fixed interest annuities representing 66%, 33%, and 1% of 2013 statutory annuity net premium written, respectively. Life business comprises both traditional and group life. Life business includes products with guaranteed premiums and benefits and consists principally of universal life policies, fixed index universal life policies, term insurance policies, limited payment contracts, and certain annuity products with life contingencies. Accident and health business primarily comprises closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.

(2)         Summary of Significant Accounting Policies

(a)         Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The accounts of the Company’s primary subsidiary, Allianz Life Insurance Company of New York, and all other subsidiaries have been consolidated. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)         Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Consolidated Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)         Investment Products and Universal Life Business

Investment products consist primarily of fixed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Consolidated Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges

                                                                                     (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed, variable, and certain life products are recorded at fair value and changes in value are included in change in reserves at fair value on the Consolidated Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Consolidated Statements of Operations.

During 2013, the Company began offering a variable annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the mutual fund assets backing the separate account. The insurance contracts’ reserves are reported in account balances and future policy benefit reserves and the mutual fund assets backing the separate account are reported in equity securities, trading on the Consolidated Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument and also requires that acquisition costs be recognized immediately in expense.

(d)         Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferral and amortization of related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)         Goodwill

Goodwill is the excess of the amount paid to acquire a company over the fair value of its tangible net assets, value of business acquired (VOBA), other identifiable intangible assets, and valuation adjustments (such as impairments), if any. Goodwill is reported in other assets on the Consolidated Balance Sheets.

                                                                                     (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Goodwill is evaluated annually for impairment at the reporting unit level, which is one level below an operating segment. Goodwill of a reporting unit is also tested for impairment on an interim basis if a triggering event occurs, such as a significant adverse change in the business climate or a decision to sell or dispose of a business unit.

(f)         Value of Business Acquired and Other Intangible Assets

The value of insurance in-force purchased is recorded as the VOBA and is reported in other assets on the Consolidated Balance Sheets. The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as DAC. The amortization period is expected to be approximately 20 years from the date the business was acquired; however, the Company continually monitors this assumption. If estimated gross profits differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate.

Adjustments to VOBA are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow VOBA). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

The recoverability of VOBA is evaluated annually, or earlier if factors warrant, based on estimates of future earnings related to the insurance in-force purchased. If the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, are not sufficient to recover VOBA, the difference, if any, is charged to expense through general and administrative expenses within the Consolidated Statements of Operations.

Intangible assets are identified by the Company in accordance with the Intangibles – Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification), which requires an identifiable intangible asset to be recognized apart from goodwill when it arises from contractual or legal rights or it is capable of being separated and valued when sold, transferred, licensed, rented, or exchanged. The Company determines the useful life and amortization period for each intangible asset identified at acquisition, and continually monitors these assumptions. An intangible asset with a determinable life is amortized over that period, while an intangible asset with an indefinite useful life is not amortized.

The Company’s intangible assets include trademarks, agent lists, and noncompete agreements that were acquired as a result of the Company’s ownership in field marketing organizations, and are reported in other assets on the Consolidated Balance Sheets. These intangible assets were assigned values using the present value of projected future cash flows and are generally amortized over five years using the straight-line method. Also included in the Company’s intangible assets are the

                                                                                     (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

trade name and service mark of a broker-dealer acquired during 2005, and state insurance licenses acquired in 2007.

Recoverability of the value of the amortizing intangible assets is assessed whenever events or changes in circumstances indicate the carrying amount may not be recoverable. Recoverability of the value of the nonamortizing intangible assets is assessed annually or earlier if events or changes in circumstances indicate the carrying amount may not be recoverable.

(g)         Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. DAC is reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which is referred to as DAC unlocking. In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially,

                                                                                     (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in change in DAC, net on the Consolidated Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 10.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract is immediately expensed and any new DAC on the replacement contract is deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(h)         Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred when credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements DSI are reported in other assets in the Consolidated Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization are recorded in policyholder benefits on the Consolidated Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities, commonly known as shadow DSI. These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

                                                                                     (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(i)         Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.6% to 6.0%.

                                                                                     (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions at the time of issue for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.

An additional reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the beginning of the accrual period without provisions for adverse deviation.

(j)         Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(k)         Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premiums and policy fees, ceded, and benefit recoveries, respectively, on the Consolidated Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded in reinsurance recoverables and receivables on the Consolidated Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as receivables on the Consolidated Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in other liabilities on the Consolidated Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Consolidated Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period of the related reinsured policies. These amortized gains are recorded in other revenue on the Consolidated Statements of Operations.

                                                                                     (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(l)         Investments

Fixed-Maturity and Equity Securities

The Company has portfolios of certain fixed-maturity and equity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to DAC, DSI, and VOBA represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The Company has portfolios of certain fixed-maturity and equity securities classified as “trading,” and accordingly, the securities are carried at fair value, and related unrealized gains and losses are reflected in change in fair value of assets and liabilities, within the Consolidated Statements of Operations. The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The Company has the intent and ability to hold such securities to maturity.

Dividends are accrued on the date they are declared and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

Mortgage-backed securities and structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities without expected credit deterioration, when estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Consolidated Statements of Operations. For structured securities with expected credit deterioration, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by the Beneficial Interests in Securitized Financial Assets Topic of the Codification.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

                                                                                     (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company reviews the available-for-sale and held-to-maturity investment portfolios to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. In addition, the Investments – Debt and Equity Securities Topic of the Codification requires that the Company evaluate other-than-temporary impairments (OTTI) on available-for-sale and held-to-maturity fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an OTTI for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in realized investment gains, net on the Consolidated Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, VOBA, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included as a separate component in the Consolidated Statements of Comprehensive Income.

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited

                                                                                     (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Consolidated Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit related in the current period. The amount presented in the supplemental disclosure on the Consolidated Statements of Operations represents the portion of OTTI losses recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional OTTI should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Consolidated Statements of Operations. The Company adjusts DAC, DSI, and VOBA for impairments on securities, as discussed in their respective sections of this note.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reflected at unpaid principal balances adjusted for an allowance for uncollectible balances. Interest on mortgage loans is accrued on a monthly basis and recorded in interest and similar income, net on the Consolidated Statements of Operations. The Company analyzes loan impairment quarterly when assessing the adequacy of the allowance for uncollectible balances. The Company considers recent trends in the Company’s loan portfolio and information on current loans, such as loan-to-value ratios and debt service coverage, which could impact a loan’s credit quality. The Company also evaluates the mortgage loan reserve to ensure that the estimate is based on the most recent available industry default and loss studies and historical default rates for the Company. The Company does not accrue interest on defaulted loans.

                                                                                     (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Other Invested Assets

Other invested assets include short-term securities, policy loans, loans to affiliates, real estate, equity securities carried at cost, acquired loans, and partnership investments. Short-term securities are carried at amortized cost, which approximates fair value. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Loans to affiliates are carried at cost, and interest is accrued monthly, with payments received semiannually. Real estate consists of building and land and is carried at cost less accumulated depreciation. The buildings are amortized over 39 years at acquisition, and improvements and additions are depreciated using the straight-line method over the remaining life of the real estate.

The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB), primarily for the purpose of participating in the Bank’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The investment is carried at cost, which approximates fair value, and is reported in other invested assets on the Consolidated Balance Sheets. The investment is evaluated for impairment based on the ultimate recoverability of its par value.

Acquired Loans

The Company acquired a portfolio of assets that have deteriorated credit quality and are recorded as acquired loans within other invested assets on the Consolidated Balance Sheets. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors and cash flow modeling, which is reviewed by the Company Pricing Committee. Accretable yield refers to the amount of undiscounted cash flows expected in excess of the carrying amount. This amount is converted into a rate and accreted into interest and similar income, net on the Consolidated Statements of Operations. Interest is recorded as received on certain acquired loans that do not have reasonably estimable cash flows.

Repurchase Agreements

The Company has entered into a tri-party repurchase facility agreement with an unaffiliated bank, whereby the Company may sell securities with an agreement to repurchase at a later date for a specified price. The Company’s repurchase agreements are accounted for as collateralized borrowings, whereby the underlying securities sold by the Company under the repurchase agreement are considered collateral pledged against the cash borrowed and the assets pledged as collateral are reclassified and reported separately from other assets not so encumbered.

                                                                                     (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(m)         Derivatives

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are valued and carried at fair value and the unrealized gains and losses on the derivatives are reflected in change in fair value of assets and liabilities within the Consolidated Statements of Operations.

Hedge Accounting

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, at inception and on a quarterly basis, whether the derivatives used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in cash flows of hedged items.

Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness is measured using the dollar offset method. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Random changes in interest rate movements are assumed. Related changes in the cash flows of the hedging instrument are expected to offset the changes in the cash flows of the hedged item as the notional/par amounts, reset dates, interest rate indices, and business day conventions are the same for both the bond and the swap. The cumulative amount of unrealized gains and losses of the hedging instrument is recognized in accumulated other comprehensive income, net of tax on the Consolidated Balance Sheets. The ineffective portion of the change in the fair value of the hedging instrument is recognized in change in fair value of assets and liabilities in the Consolidated Statements of Operations. There has been no significant impact to the Consolidated Financial Statements as a result of applying hedge accounting.

Options and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the fluctuation of various United States and international stock market indices. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures

                                                                                     (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts and ETO contracts are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETOs is based on quoted market prices. Changes in unrealized gains and losses on the option contracts and incremental gains and losses from expiring options are recorded in change in fair value of assets and liabilities on the Consolidated Statements of Operations. The liability for the benefits is reported in account balances and future policy benefit reserves on the Consolidated Balance Sheets. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Consolidated Balance Sheets. Gains and/or losses on futures contracts are included in change in fair value of assets and liabilities on the Consolidated Statements of Operations.

Interest Rate Swaps and Total Return Swaps

The Company utilizes interest rate swaps and total return swaps (TRS) to hedge cash flows and market risks embedded in certain annuities. The interest rate swaps and TRS are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the interest rate swaps is derived using a third-party vendor software program and deemed by management to be reasonable. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded in change in fair value of assets and liabilities on the Consolidated Statements of Operations.

(n)         Securities Lending

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the Consolidated Balance Sheets as cash and cash equivalents, and other liabilities, respectively. Securities on loan remain on the Consolidated Balance Sheets, and interest and dividend income earned by the Company on loaned securities is recognized in interest and similar income, net on the Consolidated Statements of Operations.

The Company participates in restricted securities lending arrangements whereby specific securities are loaned to other institutions. The collateral is defined by the agreement to be cash and cash equivalents; is unrestricted and may be used for general purposes. Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral.

                                                                                     (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(o)         Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(p)         Company-Owned Life Insurance

Company-owned life insurance (COLI) is recognized at the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value. Subsequent measurement of the contract is also at the cash surrender value with changes in cash surrender value recognized in Other Revenue on the Consolidated Statements of Operations. The COLI policies are reported in other assets on the Consolidated Balance Sheets.

(q)         Home Office Property and Equipment

Home office property consists of buildings and land. Equipment consists of furniture, office equipment, leasehold improvements, and computer hardware. Both are reported at cost, net of accumulated depreciation, in other assets on the Consolidated Balance Sheets. Major upgrades and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives (3 – 7 years, depending on the asset) of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in general and administrative expenses on the Consolidated Statements of Operations. The property and equipment balance was $146,242, net of accumulated depreciation of $110,880 as of December 31, 2013, and $151,661, net of accumulated depreciation of $104,281 as of December 31, 2012.

Preoperating and start-up costs incurred in connection with the construction of the Company’s headquarters were capitalized until the facility became operational. Interest was also capitalized in connection with the construction and recorded as part of the asset. These costs are being amortized, using the straight-line method, over a 39-year period. The amounts of capitalized costs amortized, including interest, during 2013, 2012, and 2011 were $2,275, $2,275, and $2,275, respectively. The expansion of the Company’s headquarters was put into operation in 2006, resulting in amortization of $2,104, $2,104, and $2,104 for the years ended December 31, 2013, 2012, and 2011, respectively.

(r)         Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax

                                                                                     (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

allocation elections under the Internal Revenue Code and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries generally will be paid for the tax benefit on their losses and any other tax attributes to the extent they could have obtained a benefit against their post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Consolidated Balance Sheets. Any such change could significantly affect the amounts reported on the Consolidated Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 16).

(s)         Stockholder’s Equity, Loan to Parent Company

The Company entered into an agreement during 2002 to lend AZOA $250,000 (see further discussion in note 17). This agreement was executed in close proximity to a capital contribution from AZOA of $650,000 in the form of preferred stock of an affiliate. The unamortized loan balance is recorded as contra equity in accordance with the Equity Topic of the Codification. This loan was paid in full during 2012.

                                                                                     (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(t)         Stockholder’s Equity, Accumulated Unrealized Foreign Currency

Foreign currency translation adjustments are related to the conversion of foreign currency upon the consolidation of a foreign subsidiary (see further discussion in note 22). The net assets of the Company’s foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the foreign currency translation adjustments, net of tax reported, as a separate component of comprehensive income on the Consolidated Statements of Comprehensive Income.

(u)         Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Consolidated Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Consolidated Statements of Operations. Administrative and other services are included in fee and commission revenue on the Consolidated Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification and are included in policyholder benefits on the Consolidated Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be

                                                                                     (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

●	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

●	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

●
Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

●
Rollup – Provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated with a compound interest rate. There are two variations of rollup interest rates: 5% with no cap and 3% with a cap of 150% of premium. This GMDB locks in at age 81.

●
Earnings Protection Rider – Provides the greater of a return of premium death benefit or a death benefit equal to the contract value plus a specified percentage of the earnings on the contract at the date of death.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

●	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

●	Ratchet – Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.

●
Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

                                                                                     (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2013 and 2012:

●	100 stochastically generated investment performance scenarios.

●	Mean investment performance assumption of 6.5% in 2013 and 2012.

●	Volatility assumption of 13.4% in 2013 and 2012.

●
Mortality assumption of 94.3% and 94.0% of the Annuity 2000 Mortality Table for all actively sold variable annuity products in 2013 and 2012, respectively, and 50.0% of the 1994 MGDB Mortality Table for all other products.

●	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

●	Discount rates vary by contract type and equal an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

●	GMIB contracts only – dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra liability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity

                                                                                     (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

embedded derivatives on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring GMWB benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2013 and 2012:

●	1000 stochastically generated investment performance scenarios.

●	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over one year as shown below:

	2013
		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	15.8%	18.2%
Bond	3.4	4.0
International	17.0	24.5
Small cap	19.8	21.1
Cash	—	—

	2012
		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	18.5%	19.8%
Bond	3.4	4.1
International	21.5	25.2
Small cap	23.1	21.4
Cash	—	—

●
Mortality assumption 93.3% and 94.0% of the Annuity 2000 Mortality Table for all actively sold variable annuity products in 2013 and 2012, respectively, and 50.0% of the 1994 MGDB Mortality Table for all other products.

●	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

                                                                                     (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Discount rates equal to current month’s London Interbank Offered Rate (LIBOR) plus a company specific spread. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company specific spread.

The Company issues fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(v)         Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently has a permitted practice in effect for one of its affiliates, which allows interest rate swaps to be accounted for using hedge accounting. This permitted practice does not significantly impact statutory capital and surplus or regulatory risk-based capital requirements.

(w)         Recently Issued Accounting Pronouncements – Adopted

In July 2013, the FASB issued guidance that indefinitely defers the effective date of certain quantitative disclosure requirements for an employee benefit plan, other than those plans that are subject to the Securities and Exchange Commission (SEC) filing requirements, that holds investments in the plan sponsor’s own nonpublic entity equity securities, including equity securities of its plan sponsor’s nonpublic affiliated entities that are within the scope of the disclosure requirements in the fair value measurement and disclosure requirements issued in 2011. This guidance is effective immediately upon issue. However, the Company does not have employee benefit plans that invest in nonpublic equity of the Company or any of its affiliates.

In July 2013, the FASB issued guidance allowing the Fed Funds Effective Swap Rate (OIS) to be used as a benchmark interest rate for hedge accounting purposes, in addition to the U.S. Treasury rate and LIBOR. Additionally, this guidance removes a restriction that previously required similar hedges to use the same benchmark interest rate. As part of this guidance, the glossary of the Accounting Standard Codification was updated to define the OIS rate and define that it is considered a proxy for a risk-free interest rate. This guidance is effective for hedging relationships beginning on or after July 17, 2013. The Company adopted this guidance beginning July 17, 2013. The Company has not designated new hedging relationships using OIS in 2013. However, the Company began discounting its collateralized derivatives recorded at fair value using OIS as the discount rate in 2013.

                                                                                     (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

In February 2013, the FASB issued guidance requiring an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. This guidance is effective for fiscal years beginning after December 15, 2012. This guidance was adopted January 1, 2013. The Company elected to present the required information in note 24 to the Consolidated Financial Statements.

In December 2011, the FASB issued guidance that amended the Disclosures about Offsetting Assets and Liabilities Topic in the Codification. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. Also, the guidance requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued a clarification to the scope of this amended guidance, which specifies that it applies only to derivative instruments, repurchase and reverse repurchase agreements, securities lending and securities borrowing transactions. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The disclosures should be applied retrospectively for all comparative periods presented. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements as it applies only to disclosures.

In December 2011, the FASB issued guidance about the timing of derecognition when a parent ceases to have a controlling interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. Under this guidance, derecognition should not occur until the legal title has transferred, even if the parent no longer has a controlling financial interest. This guidance is effective for fiscal years beginning on or after June 15, 2012. The Company adopted this guidance on January 1, 2013. The guidance did not have a financial impact on the Company’s Consolidated Financial Statements.

In October 2010, the FASB issued guidance that changes the accounting for costs associated with acquiring or renewing insurance contracts. Specifically, the guidance changes the definition of acquisition costs eligible for deferral. The new definition is meant to reduce diversity in practice regarding the types of expenses treated as DAC in the insurance industry. The new DAC definition states that acquisition costs include only those incremental costs that are directly related to the successful acquisition of insurance contracts. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions sold by independent third parties and

                                                                                     (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

incremental direct costs of contract acquisition that are incurred in transactions sold by employees. Additionally, an entity may capitalize as DAC only those advertising costs meeting the capitalization criteria for direct-response advertising. All other acquisition costs are to be charged to expense as incurred. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. In 2012, the Company capitalized $737,390 of acquisition costs compared to $820,993 that would have been capitalized if the Company’s previous policy had continued to be applied.

(x)         Recently Issued Accounting Pronouncements – To Be Adopted

In July 2013, the FASB issued guidance about the presentation of unrecognized tax benefits. This guidance requires an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The guidance is effective for fiscal years beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In April 2013, the FASB issued guidance that requires an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent. Liquidation is imminent when the likelihood is remote that the entity will return from liquidation and either a plan for liquidation is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or a plan for liquidation is being imposed by other forces (for example, involuntary bankruptcy). If a plan for liquidation was specified in the entity’s governing documents from the entity’s inception (for example, limited-life entities), the entity should apply the liquidation basis of accounting only if the approved plan for liquidation differs from the plan for liquidation that was specified at the entity’s inception. This guidance does not apply to investment companies under the Investment Company Act of 1940. The guidance is effective for annual reporting periods beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In March 2013, the FASB issued guidance that applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. Changes are applied prospectively with early adoption permitted. The guidance is effective for fiscal years beginning after December 15, 2013. The

                                                                                     (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In February 2013, the FASB issued guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements that are not included in other guidance and for which the total amount of the obligation is fixed at the reporting date. Examples of such liabilities include debt arrangements, other contractual obligations, and settled legal and judicial rulings. The guidance is effective for fiscal years beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In July 2011, the FASB issued guidance that addresses how health insurers should recognize and classify, in their income statements, fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act (the Acts). The Acts impose an annual fee (not tax deductible) on health insurers for each calendar year beginning on or after January 1, 2014. The liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the calendar year with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

(y)         Accounting Changes

On September 30, 2012, the Company applied a prospective change to its method of grouping insurance policies for measuring amortization of DAC and DSI for its variable annuity policies. This was a change in estimate that is inseparable from the effect of a related change in accounting principle. The implementation of the new DAC and DSI groupings better reflects the way the Company examines the profitability of its variable business and results in more logical amortization rates, sensitivities, and other analyses. The implementation of this change resulted in additional income from operations before income taxes of $38,503 for the year ended December 31, 2012.

During 2012, the Company recorded a change in estimate related to the implementation of a new model for the valuation of policyholder reserves, deferred acquisition costs (DAC), deferred sales inducements (DSI), and value of business acquired (VOBA) for the Company’s fixed and fixed-indexed annuities. Reserve changes were primarily driven by more sophisticated modeling of newer product features such as lifetime income riders. In addition to DAC amortization related to these reserve changes, the Company’s DAC balances changed as a result of bringing the DAC projection model in line with the reserve model. Historically, the valuation and projection models were distinct in such cases as compression and product mapping. Now, valuation and projection are maintained within the same model, which provides greater consistency and a more refined estimate. This change in estimate resulted in a reserve decrease of $288,822, and caused additional DAC, DSI, and VOBA amortization of $710,549 for the year ended December 31, 2012.

                                                                                     (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(z)         Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

(3)         Risk Disclosures

The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)         Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable rate income securities, mortgages on commercial real estate, or other parties with whom we have transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated A- and higher; and monitoring the credit default swap (CDS) of each counterparty as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality.

The Company has executed Credit Support Annexes (CSA) with all active counterparties and requires a CSA from all new counterparties added to the counterparty pool. The CSA agreement further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)         Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management issues (ALM), recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes

                                                                                     (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the policy and mandates at least annually.

To further mitigate this risk, internal concentration limits based on credit rating and sector have been established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with certain state insurance regulations.

(c)         Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis refinancing is only possible at higher interest rates or by liquidating assets at a discount. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources such as credit agreements are cancelable.

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.

(d)         Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins. The Company has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)         Equity Market Risk

Equity market risk is the risk that movements in equity prices will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

                                                                                     (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The policy value of the fixed-indexed annuity and fixed-indexed universal life products is linked to equity market indices. The Company economically hedges this exposure with derivatives.

The variable annuity products provide a minimum guaranteed level of payments irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.

The Company monitors the economic and accounting impacts of equity stress scenarios on assets and liabilities regularly.

Basis risk is the risk that the variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying mutual funds of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)         Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.

The Company mitigates this risk by offering a broad range of annuity products and by operating throughout the United States. The Company actively monitors all market-related exposure and has members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks.

(g)         Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed regularly. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

                                                                                     (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(h)         Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its products are too high (i.e., insureds live shorter than expected lives). Conversely, longevity risk is the risk that life expectancy assumptions used by the Company to price its products are too low (i.e., insureds live longer than expected lives).

The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality to third parties. The Company manages mortality risk through the underwriting process. The Company also manages both mortality and longevity risks by reviewing its mortality assumptions at least annually, and reviewing mortality experience periodically.

(i)         Lapse Risk

Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.

The Company mitigates this risk by performing sensitivity analysis at the time of pricing, asset/liability management and regular monitoring of policyholder experience. The Company quantifies lapse risk regularly.

(j)         Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

                                                                                     (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(4)         Investments

Fixed-Maturity Securities

At December 31, 2013 and 2012, the amortized cost or cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale and held-to-maturity securities are as shown in the following tables:

		Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
2013:
Fixed-maturity securities,
	available-for-sale:
	U.S. government	$1,103,739	58,198	3,078	1,158,859	—
	Agencies not backed by
	the full faith and
	credit of the
	U.S. government	480,981	30,861	13	511,829	—
	States and political
	subdivisions	4,916,086	161,812	119,538	4,958,360	—
	Foreign government	341,223	24,167	156	365,234	—
	Public utilities	4,692,512	467,650	23,952	5,136,210	650
	Corporate securities	39,446,124	2,700,886	470,158	41,676,852	1,429
	Mortgage-backed
	securities	11,668,499	876,705	19,911	12,525,293	—
	Collateralized mortgage
	obligations	12,557	1,655	—	14,212	—
	Collateralized debt
	obligations	44,687	12,291	105	56,873	11,480
	Total fixed-maturity
	securities,
	available-for-sale	62,706,408	4,334,225	636,911	66,403,722	13,559

                                                                                     (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
Fixed-maturity securities,
held-to-maturity:
Corporate securities	$110	19	—	129	—
Collateralized debt
obligations	220,642	1,100	2,355	219,387	—
Total fixed-maturity
securities,
held-to-maturity	220,752	1,119	2,355	219,516	—
Total available-for-
sale and held-to-
maturity
securities	$62,927,160	4,335,344	639,266	66,623,238	13,559

		Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
2012:
Fixed-maturity securities,
	available-for-sale:
	U.S. government	$880,251	131,250	2,054	1,009,447	—
	Agencies not backed by
	the full faith and
	credit of the
	U.S. government	744,623	129,001	—	873,624	—
	States and political
	subdivisions	3,891,615	587,357	5,339	4,473,633	—
	Foreign government	460,615	63,379	—	523,994	—
	Public utilities	4,512,465	882,652	738	5,394,379	975
	Corporate securities	35,834,283	5,135,779	32,590	40,937,472	9,996
	Mortgage-backed
	securities	13,263,966	1,629,977	246	14,893,697	979
	Collateralized mortgage
	obligations	15,225	1,940	15	17,150	—
	Collateralized debt
	obligations	48,993	5,867	94	54,766	5,454
	Total fixed-maturity
	securities,
	available-for-sale	59,652,036	8,567,202	41,076	68,178,162	17,404

                                                                                     (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
Fixed-maturity securities,
held-to-maturity:
Corporate securities	$138	24	—	162	—
Collateralized debt
obligations	474,936	11,617	—	486,553	—
Total fixed-maturity
securities,
held-to-maturity	475,074	11,641	—	486,715	—
Total available-for-
sale and held-to-
maturity
securities	$60,127,110	8,578,843	41,076	68,664,877	17,404

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities. It includes the portion of OTTI losses in accumulated other comprehensive income, which was not included in earnings.

The net unrealized gains on available-for-sale securities and ineffective portion of cash flow hedges consist of the following at December 31:

	2013	2012	2011
Available-for-sale securities:
Fixed maturity	$3,697,314	8,526,126	5,877,872
Equity	—	—	—
Cash flow hedges	1,570	2,251	4,964
Adjustments for:
Shadow adjustments	(2,174,866)	(5,114,147)	(3,001,532)
Deferred taxes	(533,407)	(1,194,981)	(1,002,627)
Net unrealized gains	$990,611	2,219,249	1,878,677

                                                                                     (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale fixed-maturity securities:
Due in one year or less	$1,211,284	1,241,135
Due after one year through five years	9,976,377	10,992,907
Due after five years through ten years	18,583,011	19,365,467
Due after ten years	21,254,680	22,264,708
Mortgage-backed securities and collateralized
mortgage obligations	11,681,056	12,539,505
Total available-for-sale fixed-maturity securities	$62,706,408	66,403,722

The amortized cost and fair value of held-to-maturity fixed-maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized cost	Fair value
Held-to-maturity fixed-maturity securities:
Due after one year through five years	$110	129
Due after ten years	220,642	219,387
Total held-to-maturity fixed-maturity securities	$220,752	219,516

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $18,866,913 as of December 31, 2013.

                                                                                     (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Proceeds from sales of available-for-sale and trading investments for the years ended December 31 are presented in the following table:

	2013	2012	2011
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$2,503,974	3,156,402	3,652,020
Equity securities:
Proceeds from sales	134,400	348,635	4,884
Trading:
Fixed-maturity securities:
Proceeds from sales	—	—	127,704
Equity securities:
Proceeds from sales	46,109	17,180	2,026

As of December 31, 2013 and 2012, investments with a carrying value of $54,479 and $49,019, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The Company’s available-for-sale and trading fixed-maturity security portfolios include mortgage-backed securities and collateralized mortgage obligations. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

                                                                                     (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2013:
Fixed-maturity securities,
available-for-sale:
U.S. government	$406,462	2,334	4,404	744	410,866	3,078
U.S. government agency	688	13	—	—	688	13
States and political
subdivisions	1,847,094	113,718	38,616	5,820	1,885,710	119,538
Foreign government	2,244	156	—	—	2,244	156
Public utilities	480,124	19,904	27,946	4,048	508,070	23,952
Corporate securities	8,969,453	437,577	309,527	32,581	9,278,980	470,158
Mortgage-backed securities	902,186	19,735	4,295	176	906,481	19,911
CMOs	—	—	—	—	—	—
CDOs	20,064	105	—	—	20,064	105
Total temporarily
impaired securities	$12,628,315	593,542	384,788	43,369	13,013,103	636,911
2012:
Fixed-maturity securities,
available-for-sale:
U.S. government	$95,094	2,054	—	—	95,094	2,054
States and political
subdivisions	228,424	5,339	—	—	228,424	5,339
Public utilities	16,817	253	8,266	485	25,083	738
Corporate securities	764,119	15,946	220,463	16,644	984,582	32,590
Mortgage-backed securities	27,618	246	20	—	27,638	246
CMOs	607	15	—	—	607	15
CDOs	4,613	94	—	—	4,613	94
Total temporarily
impaired securities	$1,137,292	23,947	228,749	17,129	1,366,041	41,076

All unrealized losses on held-to-maturity investments have existed for less than 12 months.

As of December 31, 2013 and 2012, there were 993 and 111 available-for-sale investment holdings that were in an unrealized loss position for fixed-maturity securities.

As of December 31, 2013 and 2012, of the total amount of unrealized losses, $587,100 or 92.2% and $23,413 or 57.0%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standards and Poor’s (S&P), or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the

                                                                                     (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Company reviews these securities regularly to determine whether or not declines in fair value are other than temporary. Further, as the Company neither has an intention to sell, nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2013	2012
Balance as of January 1	$60,128	60,620
Additions for credit impairments recognized on (1):
Securities not previously impaired	1,870	28,768
Securities previously impaired	91	—
Securities that the Company intends to sell or more likely
than not be required to sell before recovery (interest)	13,087	—
Reductions for credit impairments previously on:
Securities that matured, were sold, or were liquidated
during the period	(29,454)	(29,260)
Securities due to an increase in expected cash flows	—	—
Balance as of December 31	$45,722	60,128

(1)
There were $15,048 and $28,768 of additions included in the net OTTI losses recognized in realized investment gains, net in the Consolidated Statements of Operations for the years ended December 31, 2013 and 2012, respectively.

                                                                                     (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the years ended December 31, are summarized as follows:

	2013	2012	2011
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$160,091	294,642	179,387
Gross losses on sales and exchanges	(36,798)	(52,449)	(65,414)
OTTI	(14,957)	(10,506)	(21,074)
Net gains on fixed-
maturity securities	108,336	231,687	92,899
Equity securities:
Gross gains on sales	—	11,972	—
Gross losses on sales	—	(562)	(227)
Net gains (losses) on equity
securities	—	11,410	(227)
Net gains on available-for-
sale securities	108,336	243,097	92,672
Held-to-maturity:
Gross gains on exchanges	44,179	1,342	9,767
Gross losses on exchanges	(11)	—	—
OTTI	(91)	(18,262)	(413)
Net gains (losses) on
held-to-maturity securities	44,077	(16,920)	9,354
Benefit (provision) for mortgage loans on
real estate	18,500	(10,232)	32,325
Gains (losses) for mortgage loans
on real estate	4,929	—	(1,580)
Investment in affiliates	11,810	—	—
(Loss) gain on real estate sales	(29)	—	(19,396)
Impairments on real estate	—	(4,538)	—
Net gains on sales of acquired loans	674	5,154	—
Other	—	11,140	18
Net realized investment gains	$188,297	227,701	113,393
                                                                                     (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The 2013 realized gain on investment in affiliates is related to the disposal of a subsidiary. The 2013 realized gain for mortgage loans on real estate is a result of the sale of certain loans to two subsidiary companies of AZOA.

Interest and Similar Income

Major categories of interest and similar income, net, for the respective years ended December 31 are shown below:

	2013	2012	2011
Interest and similar income:
Available-for-sale fixed-maturity
securities	$3,185,680	3,210,655	3,082,859
Mortgage loans on real estate	367,196	367,506	357,394
Investment income (loss) on trading
securities	9,735	4,624	(606)
Held-to-maturity fixed-maturity
securities	26,781	38,618	72,933
Rental income on real estate	1,462	2,943	19,662
Interest on loans to affiliates	1,549	2,614	8,435
Interest on acquired loans	27,817	31,085	1,127
Interest rate swaps	697	3,314	17,755
Other invested assets	196	72	1,019
Policy loans	10,461	10,177	11,005
Short-term securities	5,575	4,872	4,380
Interest on assets held by reinsurers	2,915	3,043	3,162
Total	3,640,064	3,679,523	3,579,125
Less investment expenses	47,947	47,117	59,109
Total interest and similar
income, net	$3,592,117	3,632,406	3,520,016

                                                                                     (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Mortgage Loans

The Company’s investment in mortgage loans on real estate at December 31 is summarized as follows:

	2013	2012
Mortgage loans on real estate:
Commercial	$6,200,697	6,129,542
Residential	578	1,042
Valuation allowances	(66,750)	(85,250)
Total mortgage loans on real estate	$6,134,525	6,045,334

At December 31, 2013, mortgage loans on real estate in California and Texas exceeded the 10% concentration level by state with concentrations of 30.8% or $1,910,426, and 12.2% or $755,664, respectively. At December 31, 2012, mortgage loans on real estate in California and Texas exceeded the 10% concentration level by state with concentrations of 34.8% or $2,118,998, and 13.0% or $791,739, respectively.

Interest rates on investments in new mortgage loans ranged from a minimum of 3.3% to a maximum of 5.7%.

The valuation allowances on mortgage loans on real estate at December 31 and the changes in the allowance for the years then ended are summarized as follows:

	2013	2012	2011
Balance, beginning of year	$85,250	75,018	107,343
(Benefit) provision charged to operations	(18,500)	10,232	(32,325)
Balance, end of year	$66,750	85,250	75,018

In 2013, the decrease to the valuation allowance on mortgage loans is a result of the Company reducing a specific reserve on one mortgage loan in the amount of $13,500 related to a change in the estimate of realizable value of the underlying collateral. The Company also reevaluated the allowance related to the remainder of the mortgage loan portfolio during 2013, which resulted in a reduction of the provision of $5,000.

In 2012, the increase to the valuation allowance on mortgage loans is a result of the Company establishing a specific reserve on one mortgage loan in the amount of $40,250. The Company also reevaluated the allowance related to the remainder of the mortgage loan portfolio during 2012, which resulted in a reduction of the provision of $30,018.

                                                                                     (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

In 2011, the decrease in the valuation allowance on mortgage loans on real estate was a result of the Company reevaluating its mortgage loan portfolio. As indicated in note 2, Management assesses the valuation allowance on an annual basis.

During 2010, the Company closed on a deed in lieu of foreclosure for a mortgage loan on real estate. The Company sold the property in 2011, resulting in a gain of $7,078, which is reported within realized investment gains, net on the Consolidated Statements of Operations.

Securities Lending

The Company had fair value of securities on loan of $1,754,187 and $821,782, in fixed-maturity securities, on the Consolidated Balance Sheets, and held collateral in the amounts of $1,824,788 and $854,424, in cash and cash equivalents, on the Consolidated Balance Sheets as of December 31, 2013 and 2012, respectively.

Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company’s held-to-maturity collateralized debt obligations (CDOs) were purchased in 2009 and represent interests in VIEs. The CDOs exist for the sole purpose of acquiring and managing a diversified portfolio of asset-backed and synthetic securities and are funded by the issuance of several tranches of funding notes. The CDOs, which are primarily the highest ranking debt tranches of each respective deal, contain similar features. There are several classes of notes, which include a structure that subordinates one note to another. Priorities of payment provide that the most senior classes of notes are paid first. Each CDO trust holds investments in eligible assets, which generally include credit asset-backed securities, mortgage-backed securities, default swaps/synthetic CDOs, other CDOs, and other asset-backed securities. These assets have a concentration in subprime mortgage-backed securities. Each CDO also contains tests, which, if failed, will result in cash payments that would normally be directed to a junior class of note holders, be redirected to the most senior class of note holders. The CDOs contain call features that may be exercised if requested by the appropriate class of note and if other criteria required by the CDO documents are met.

In addition, the Company invests in structured securities including VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities, collateralized mortgage obligations, and other CDOs.

                                                                                     (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary and, as such, did not consolidate any VIEs in the Consolidated Financial Statements. The CDOs are classified as fixed-maturity securities, held-to-maturity on the Consolidated Balance Sheets and reported at amortized cost. The other structured securities are classified as fixed-maturity securities, available-for-sale on the Consolidated Balance Sheets and reported at fair value, or acquired loans and reported at amortized cost. The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2013 or 2012 related to these entities.

During 2013, the Company issued an acceleration direction to the trustee of one of the Company’s CDOs. The trustee then issued a notice of acceleration to the noteholders and beneficial owners notifying them that the principal and all accrued and unpaid interest on the notes are immediately due and repayable. As a result of this acceleration the underlying collateral was sold at auction. The Company received cash of $253,125 for securities with a book value of $208,946 resulting in a realized gain of $44,179.

During 2011, the Company issued an acceleration direction to the trustee of one of the Company’s CDOs. The trustee then issued a notice of acceleration to the noteholders and beneficial owners notifying them that the principal and all accrued and unpaid interest on the notes are immediately due and repayable. As a result of this acceleration, the Company exchanged its interest in the CDO for a portion of the underlying collateral. The Company exchanged CDOs with a book value of $380,460 for collateral of $390,227 resulting in a realized gain of $9,767.

Prepaid Forward Agreement

In January 2007, the Company, in an effort to optimize investment returns, entered into an agreement with Dresdner Kleinwort Pfandbriefe Investments (DKPII), a wholly owned subsidiary of Allianz SE prior to January 12, 2009, to manage a portfolio of German Pfandbriefe (PFs) or other European covered bonds with a credit rating of at least “AA” by S&P or Moody’s. AZL PF Investments, Inc. (AZLPF), a wholly owned subsidiary of the Company, entered into a $500,000 prepaid forward agreement to purchase common stock of DKPII in five years from Dresdner Bank Luxembourg, a wholly owned subsidiary of Dresdner Bank Aktiengesellschaft (Dresdner Bank). On January 12, 2009, Allianz SE closed the sale of 100% of Dresdner Bank, including its subsidiaries, to Commerzbank AG. All financial activity with Dresdner Bank, including its subsidiaries, is recorded or disclosed in the Consolidated Financial Statements as nonaffiliated.

The effect of the forward agreement was a Reference Portfolio whereby DKPII designated a portfolio of assets in accordance with preestablished investment guidelines. The net value of this agreement was $629,127 as of December 31, 2011. In January 2012, Commerzbank AG delivered common stock of DKPII, to AZLPF, Inc. in fulfillment of its obligations under the prepaid forward contract.

                                                                                     (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

A preferred stock liability of $32,195 was recorded at December 31, 2013 and 2012, representing Commerzbank AG’s share, and is reported in other liabilities on the Consolidated Balance Sheets.

At December 31, 2013, the remaining assets of DKPII, in addition to its investment in its subsidiary, Allianz Fund Investments (AFI), are primarily invested in tax-exempt municipal bonds, reported in fixed-maturity securities, available-for-sale on the Consolidated Balance Sheets. These securities are accounted for consistent with the Company’s other available-for-sale investments.

(5)         Derivatives and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Consolidated Financial Statements using valuation techniques further discussed in note 6.

Each derivative is designated by the Company as either a cash flow hedging instrument (cash flow hedge) or not qualified as a hedging instrument (nonqualifying strategies).

Cash Flow Hedges

Interest rate swaps are used by the Company to hedge against the changes in cash flows associated with variable interest rates on certain underlying fixed-maturity securities. The interest rate swaps have notional amounts and maturity dates equal to the underlying fixed-maturity securities and are deemed to be 100% effective as of December 31, 2013 and 2012. The cumulative amount of unrealized gains and losses on the effective portion of the interest rate swaps is recorded as a component of total other comprehensive income in the Consolidated Statements of Comprehensive Income.

The following table presents the components of the gains or losses related to derivatives that qualify as cash flow hedges:

	Amount of (losses) gains
Derivatives designated as	recognized at December 31
cash flow hedging instruments	2013	2012	2011
Interest rate swaps, net of tax (benefit)
expense of ($238), ($950), and ($6,542),
at December 31, 2013, 2012,
and 2011, respectively	$(443)	(1,763)	(12,149)

At December 31, 2013, the Company does not expect to reclassify any pretax gains or losses on cash flow hedges into earnings during the next 12 months. Recurring interest income earned is recorded in interest and similar income, net in the Consolidated Statements of Operations. The Company has estimated $697 of interest income will be earned in 2014 from the interest rate swaps. In the event that cash flow hedge accounting is no longer applied because the derivative is no longer designated as a hedge or the hedge is not considered to be highly effective, the reclassification from accumulated other comprehensive income into earnings may be accelerated.

                                                                                     (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Nonqualifying Strategies

Option Contracts

The Company utilizes OTC options and ETOs with the objective to economically hedge certain fixed-indexed annuity and life products tied to certain indices as well as certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. The ETOs provide the Company flexibility to use instruments, which are exchange-cleared and allow the Company to mitigate counterparty credit risk. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the OCC is currently AA+ from S&P.

As of December 31, the Company held options purchased (asset) and options sold (liability) with the following amortized cost basis, fair value, and notional amounts:

	2013	2012
Options:
Purchased (asset):
Amortized cost	$397,427	360,834
Fair value	603,043	288,296
Notional	29,396,102	19,359,512
Sold (liability):
Basis	$305,781	126,873
Fair value	415,813	78,060
Notional	25,178,432	13,969,973

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity, life, and variable annuity guarantees. The futures contracts do not require an initial investment except for the initial margin described below and the Company is required to settle cash daily based on movements of the representative index, therefore, no asset or liability is recorded as of December 31, 2013 and 2012. Futures contracts are also utilized to hedge the investment risk associated with seed money.

The Company is required to post collateral as initial margin for futures contracts by the Chicago Mercantile Exchange, Chicago Board of Trade, London International Financial Futures Exchange, and the Eurex. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral

                                                                                     (Continued)

49

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

posted at December 31, 2013 and 2012, had a fair value of $826,227 and $412,078, respectively, and is included in fixed-maturity securities on the Consolidated Balance Sheets.

Interest Rate Swaps

The Company utilizes interest rate swaps to economically hedge certain variable annuity guarantee benefits. The Company can receive the fixed or variable rate. The interest rate swaps are traded in 10-, 20-, and 30-year maturities. The Company will only enter into OTC interest rate swap contracts with counterparties rated A- or better. Typically, the Company transacts with the same counterparties the OTC options are traded. The interest rate swap exposure can be netted with the OTC option for settlement and is subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. See the option contracts section of this note for collateral management.

Total Return Swaps

The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The Company uses the TRS with the intent to economically hedge fixed-indexed annuity and variable annuity guarantees.

Currency Swaps

The Company utilized currency swaps in an attempt to hedge the economic currency exposure of Euro-denominated German Pfandbriefe in connection with the prepaid forward agreement discussed previously. Pfandbriefe are covered bonds issued by European banks and collateralized by pools of German mortgages. The net effect is a credit exposure to German Pfandbriefe and an income stream of U.S. dollar. The Pfandbriefe were all sold during 2012 and the related swaps were settled.

Stock Appreciation Rights

The Company also enters into contracts with Allianz SE with the objective to economically hedge risk associated with the Allianz SE stock-based compensation plan, which awards certain employees stock appreciation rights (SARs). The contracts are recorded at fair value within derivatives on the Consolidated Balance Sheets with the change in fair value recorded in change in fair value of assets and liabilities on the Consolidated Statements of Operations. As of December 31, 2013 and 2012, the Company owned 193,249 and 183,889 contracts with a cost of $15,018 and $12,753, respectively. See further discussion of the stock-based compensation plan in note 18.

Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Consolidated Balance Sheets.

                                                                                     (Continued)

50

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Certain fixed-indexed annuity products, variable annuity riders, and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within account balances and future policy benefit reserves on the Consolidated Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

The Company bifurcates and separately records an embedded derivative related to certain CDOs. This embedded derivative is recorded within derivatives on the Consolidated Balance Sheets, with changes in fair value reported in change in fair value of assets and liabilities on the Consolidated Statements of Operations.

Forward Commitments

The Company had previously utilized forward commitments, on a limited basis, for the generation of income through certain actively managed portfolios. Forward commitments of $0, $0, and $140,471 were settled by the Company during 2013, 2012, and 2011, respectively. There were no outstanding forward commitments reported within derivatives on the Consolidated Balance Sheets as of December 31, 2013 and 2012, respectively. Realized gains and losses on the sale of forward commitments and any change in fair value are reported within change in fair value of assets and liabilities on the Consolidated Statements of Operations.

                                                                                     (Continued)

51

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, for both cash flow hedges and nonqualifying strategies as of December 31:

	Fair value
Derivatives designated as
cash flow hedging instruments	2013	2012
Interest rate swaps	$1,570	2,251
Total cash flow hedging instruments	1,570	2,251
Derivatives designated as nonqualifying
hedging instruments and certain hedged items, net
OTC	184,313	211,032
ETO	381	(2,572)
SAR	2,536	1,777
GMWB	(45,772)	(957,865)
GMAB	(107,973)	(345,703)
MVLO	(11,756,097)	(9,657,994)
CDO embedded derivative	3,819	3,938
TRS	(24,405)	(47,759)
Other embedded derivative	1,903	2,526
Interest rate swaps	(730,399)	39,131
Total nonqualifying hedging instruments	(12,471,694)	(10,753,489)
Total derivative instruments	$(12,470,124)	(10,751,238)
Location in Consolidated Balance Sheets
Derivatives	$831,707	490,149
Account balances and future policy benefit reserves	(11,909,842)	(10,961,562)
Derivative liability	(1,391,989)	(279,825)
Total derivative instruments	$(12,470,124)	(10,751,238)

                                                                                     (Continued)

52

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The following table presents the gains or losses recognized in income on the various nonqualifying strategies:

Derivatives
designated as		Amount of (losses) gains on
nonqualifying hedging		derivatives recognized for the
instruments and	Location in Consolidated	years ended December 31
certain hedged item, net	Statements of Operations	2013	2012	2011
MVLO	Policy fees	$568,744	518,420	408,196
MVLO	Policyholder benefits	10,191	(38,024)	(185,844)
MVLO	Change in fair value of annuity
	embedded derivatives	(2,677,038)	(1,165,614)	(798,291)
GMWB	Change in fair value of annuity
	embedded derivatives	912,073	59,087	(926,603)
GMAB	Change in fair value of annuity
	embedded derivatives	166,904	(33,658)	(259,744)
	Total change in fair value
	of annuity embedded
	derivatives	(1,598,061)	(1,140,185)	(1,984,638)
OTC	Change in fair value of assets and liabilities	(479,713)	(198,790)	213,500
ETO	Change in fair value of assets and liabilities	(11,538)	(119,830)	(148,046)
Futures	Change in fair value of assets and liabilities	1,693,399	(14,930)	(600,321)
SAR	Change in fair value of assets and liabilities	1,823	1,292	(938)
CDO embedded
derivative	Change in fair value of assets and liabilities	(119)	(33)	(128)
Other embedded
derivatives	Change in fair value of assets and liabilities	(623)	(2,151)	1,965
Forward commitments	Change in fair value of assets and liabilities	—	—	(473)
Interest rate swaps	Change in fair value of assets and liabilities	(684,511)	39,610	317,242
TRS	Change in fair value of assets and liabilities	391,726	152,174	38,346
Currency swaps	Change in fair value of assets and liabilities	—	(16,829)	(25,471)
	Total change in fair value of
	freestanding and other
	derivatives	910,444	(159,487)	(204,324)
	Total derivative loss, net	$(108,682)	(819,276)	(1,966,610)

Offsetting Assets and Liabilities

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy.

                                                                                     (Continued)

53

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Consolidated Balance Sheets.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2013
				Gross amounts not
				offset in the Balance
				Sheet
		Gross	Net amounts
	Gross	amounts	presented		Collateral
	amounts	offset in the	in the	Financial	pledged/	Net
	recognized	Balance Sheet	Balance Sheet	instruments (1)	received	amounts
Derivative assets	$823,449	—	823,449	(700,630)	(103,612)	19,207
Derivative liabilities	(1,391,989)	—	(1,391,989)	700,630	690,015	(1,344)
Net derivatives	$(568,540)	—	(568,540)	—	586,403	17,863
	December 31, 2012
				Gross amounts not
				offset in the Balance
				Sheet
		Gross	Net amounts
	Gross	amounts	presented		Collateral
	amounts	offset in the	in the	Financial	pledged/	Net
	recognized	Balance Sheet	Balance Sheet	instruments (1)	received	amounts
Derivative assets	$481,908	—	481,908	(259,700)	(220,433)	1,775
Derivative liabilities	(279,825)	—	(279,825)	259,700	16,072	(4,053)
Net derivatives	$202,083	—	202,083	—	(204,361)	(2,278)
(1)	Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the gross amounts of assets or liabilities as presented in the Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral.

(6)         Fair Value Measurements

The following assets and liabilities are carried at fair value on a recurring basis in the Company’s Consolidated Financial Statements: available-for-sale and trading fixed-maturity securities, freestanding and embedded derivatives, equity securities, and separate account assets and liabilities.

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

                                                                                     (Continued)

54

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active

(c)	Inputs other than quoted prices that are observable

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3. Transfers of securities among the levels occur at the beginning of the reporting period.

                                                                                     (Continued)

55

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2013:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$1,158,859	1,158,859	—	—
Agencies not backed by
the full faith and credit
of the U.S. government	511,829	—	511,829	—
States and political
subdivisions	4,958,360	—	4,958,360	—
Foreign government	365,234	—	331,950	33,284
Public utilities	5,136,210	—	4,935,015	201,195
Corporate securities	41,676,852	—	37,949,049	3,727,803
Mortgage-backed securities	12,525,293	—	12,522,213	3,080
CMOs	14,212	—	14,212	—
CDOs	56,873	—	—	56,873
Derivative investments	831,707	1,151	821,890	8,666
Equity securities, available for sale	29,112	29,112	—	—
Equity securities, trading	227,822	206,500	21,322	—
Corporate-owned life insurance	290,752	—	290,752	—
Separate account assets	30,747,777	30,747,777	—	—
Total assets
accounted for at
fair value	$98,530,892	32,143,399	62,356,592	4,030,901
Liabilities accounted for at fair value:
Derivative liabilities	$1,391,989	770	1,361,968	29,251
Separate account liabilities	30,747,777	30,747,777	—	—
Reserves at fair value (1)	11,943,461	—	—	11,943,461
Total liabilities
accounted for at
fair value	$44,083,227	30,748,547	1,361,968	11,972,712

                                                                                     (Continued)

56

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	Total	Level 1	Level 2	Level 3
2012:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$1,009,447	1,009,447	—	—
Agencies not backed by
the full faith and credit
of the U.S. government	873,624	—	873,624	—
States and political
subdivisions	4,473,633	—	4,473,633	—
Foreign government	523,994	—	489,088	34,906
Public utilities	5,394,379	—	5,201,217	193,162
Corporate securities	40,937,472	—	37,435,895	3,501,577
Mortgage-backed securities	14,893,697	—	14,888,908	4,789
CMOs	17,150	—	17,150	—
CDOs	54,766	—	—	54,766
Derivative investments	490,149	2,596	479,669	7,884
Equity securities, trading	31,837	18,979	12,858	—
Separate account assets	25,670,675	25,670,675	—	—
Total assets
accounted for at
fair value	$94,370,823	26,701,697	63,872,042	3,797,084
Liabilities accounted for at fair value:
Derivative liabilities	$279,825	5,167	222,953	51,705
Separate account liabilities	25,670,675	25,670,675	—	—
Reserves at fair value (1)	10,961,562	—	—	10,961,562
Total liabilities
accounted for at
fair value	$36,912,062	25,675,842	222,953	11,013,267

(1)	Reserves at fair value are reported in account balances and future policy benefit reserves on the Consolidated Balance Sheets.

                                                                                     (Continued)

57

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)          Valuation of Fixed-Maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board (MSRB) reported trades, Nationally Recognized Municipal Securities Information Repository (NRMSIR) material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A pricing committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services, and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price analytic reports that monitor significant fluctuations in price as well as an independent price verification process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

                                                                                     (Continued)

58

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed maturity securities. These instances include private placement securities, a portfolio of securities received during 2011 as a result of the liquidation of a CDO, and certain other immaterial portfolios priced by a secondary external vendor.

At December 31, 2013 and 2012, private placement securities of $3,902,925 and $3,722,038, respectively, were included in Level 3. Internal pricing models based on market proxy securities and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

The portfolio of securities received as a result of liquidating a CDO were priced using a combination of third-party vendors and cash flow modeling. The methodology used is dependent on the availability of observable inputs. Prices are reviewed for reasonableness by reviewing cash flow projections, related yields on similar securities, and comparison to auction prices and other expectations. The securities are reviewed by Management via the Company’s Pricing Committee.

(b)          Valuation of Derivatives

The fair value of OTC option assets and liabilities is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. The valuation results are reviewed by Management via the Pricing Committee. Options that are internally priced and interest rate swaps are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures is based on quoted market prices and are generally included in Level 1.

Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, interest rate swap prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

                                                                                     (Continued)

59

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(c)          Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types: bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(d)          Valuation of Reserves at Fair Value

Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Consolidated Financial Statements at fair value with changes in fair value adjusted through net income.

Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair

                                                                                     (Continued)

60

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

value reported in change in reserves at fair value on the Consolidated Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Consolidated Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR. These cash flows are then discounted using the current month’s LIBOR plus a company specific spread. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company specific spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income.

The Company elected the fair value option for certain insurance contracts related to the variable index annuity product. The fair value is calculated internally using the present value of future expected cash flows. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using the appropriate discount factors adjusted for nonperformance risk on the noncollateralized portions of the contract.

The Company also has an embedded derivative asset related to a modified coinsurance agreement with Transamerica, which is reported within derivatives on the Consolidated Balance Sheets. This agreement results in a credit derivative, with a fair value based on the difference between the LIBOR and Corporate A- spread as of an average portfolio purchase date. The asset is included in Level 2 as the valuation uses market observable inputs. This derivative is on a closed block of business and is not significant to the ongoing results of the Company.

                                                                                     (Continued)

61

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(e)          Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:
Realized
gains (losses)
included
in net
income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or out of	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2013:

Fixed-maturity securities:
Available-for-sale:
Foreign government	$34,906	—	(1,622)	—	—	—	33,284	—
Public utilities	193,162	—	(10,278)	68,300	(679)	(49,310)	201,195	—
Corporate securities	3,501,577	3,344	(237,236)	549,744	(89,626)	—	3,727,803	140
CDOs	54,766	2,009	6,413	—	(6,316)	—	56,872	1,984
Mortgage-backed
securities	4,789	91	68	—	(1,868)	—	3,080	86
Total fixed-
maturity
securities	$3,789,200	5,444	(242,655)	618,044	(98,489)	(49,310)	4,022,234	2,210
Derivative assets	$7,884	593,079	—	—	(592,297)	—	8,666	782
Derivative liabilities	(51,705)	(242,038)	—	—	264,492	—	(29,251)	22,453
Reserves at fair value	(10,961,562)	(1,015,824)	—	(1,232,687)	1,266,612	—	(11,943,461)	(2,248,511)

								Realized
								gains (losses)
								included
								in net
								income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or out of	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2012:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$32,382	—	2,524	—	—	—	34,906	—
Public utilities	58,796	—	11,366	123,000	—	—	193,162	—
Corporate securities	2,523,244	670	136,784	862,500	(21,621)	—	3,501,577	341
CDOs	66,958	2,899	1,638	—	(16,729)	—	54,766	2,268
Mortgage-backed
securities	69,189	262	(24)	—	(1,749)	(62,889)	4,789	262
Total fixed-
maturity
securities	$2,750,569	3,831	152,288	985,500	(40,099)	(62,889)	3,789,200	2,871
Derivative assets	$70,145	512,096	—	—	(574,357)	—	7,884	(57,935)
Derivative liabilities	(7,059)	(408,325)	—	—	363,679	—	(51,705)	(44,646)
Reserves at fair value	(10,612,779)	(793,258)	—	(1,143,374)	1,587,849	—	(10,961,562)	1,936,632

                                                                                     (Continued)

62

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(f)          Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the beginning of the period in which the change occurs.

The net transfers out of Level 3 for the years ended December 31, 2013 and 2012, are a result of observable inputs being used for certain fixed-maturity securities There were no transfers between Level 1 and Level 2 for the year ended December 31, 2013.

(g)          Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

	Fair	Valuation	Unobservable	Range (weighted
	value	Technique	input	average)
2013:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$33,284	Matrix pricing	Option adjusted spread	160–164 (161)
Public utilities	201,195	Matrix pricing	Option adjusted spread	72–311 (176)
Corporate securities	3,727,803	Matrix pricing	Option adjusted spread	30–486 (177)
CDOs	56,873	Intex discounted	Constant prepayment rate	0–25.0% (0.7%)
		cash flows	Annual default rate	0.5–62.5% (5.1%)
			Loss severity	10–80.0% (56.1%)
			Delinquencies	0–32.0% (1.0%)
			Discount Margin to LIBOR	1.7–10.7% (5.4%)
Mortgage-backed securities	3,080	Intex discounted	Constant prepayment rate	1.5–2.0% (2.0%)
		cash flows	Annual default rate	15.0-90.0% (20.0%)
			Loss severity	55.0–70.0% (57.6%)
			Delinquencies	5.0–30.0% (16.8%)
			Discount Margin to LIBOR	4.2–4.2% (4.2%)
Derivative assets:
TRS	$4,847	Third-Party Vendor	Spread and discount rates	*
CDO embedded derivative	3,819	Discounted cash flow	Prepayment rates	*
Derivative liabilities:
TRS	(29,251)	Third-Party Vendor	Spread and discount rates	*

                                                                                     (Continued)

63

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

		Fair	Valuation	Unobservable	Range (weighted
		value	Technique	input	average)
Reserves at Fair Value:
	MVLO	$(11,756,097)	Discounted cash flow	Annuitizations	0–25%
				Surrenders	0–25%
				Mortality**	0–100%
				Withdrawal Benefit Election	0-50%
	GMWB and GMAB	(153,745)	Discounted cash flow	Surrenders	0.5–35%
				Mortality**	0–100%
*	Management does not have insight into the specific assumptions used. See narrative below for qualitative discussion.
**	Mortality assumptions are derived by applying management determined factors to the Annuity 2000 Mortality Table for MVLO and actively issued GMWB and GMAB and the 1994 MGDB Mortality Table for all other GMWB and GMAB.

(h)          Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a benchmark security option adjusted spread (OAS), which is applied to an OAS ratio. A significant yield increase of the benchmark security OAS in isolation could result in a decreased fair value, while a significant yield decrease in OAS could result in an increased fair value.

Fixed-maturity securities and CDO embedded derivative discounted cash flows: A significant increase (decrease) in the prepayment rates could result in an increase (decrease) in fair value. A significant decrease (increase) in default rates or loss severity could result in an increase (decrease) in fair value. A significant widening of the spread in isolation could result in a decreased fair value, while significant spread tightening could result in an increased fair value.

Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in lower (higher) fair value.

Reserves at fair value: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)          Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. In 2013, no nonrecurring fair value adjustments were recorded. In 2012, an impairment of $4,538, was recorded on real estate held for sale. This real estate property was transferred from held for

                                                                                     (Continued)

64

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

investment to held for sale on 2012 and is recorded within other assets on the Consolidated Balance Sheets. In 2011, an impairment of $413 was recorded on a CDO and an impairment of $1,580 was recorded on a mortgage loan on real estate. In 2010, an impairment of $5,000 was recorded associated with a mortgage loan on real estate, and an additional $2,167 loss was incurred upon its final disposition. The impairment was based on the appraisal value of the underlying property that is an input classified as Level 3 in the hierarchy. On February 12, 2010, the Company closed on a deed in lieu of foreclosure related to this mortgage loan on real estate and the impaired value of $50,500 was transferred to real estate. This real estate was sold during 2011 for a gain of $7,078.

(j)          Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31:

	2013
	Carrying		Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Held-to-maturity fixed-maturity
securities	$220,752	—	—	219,516	219,516
Mortgage loans on real estate	6,134,525	—	—	6,554,054	6,554,054
Loans to affiliates	1,191,170	—	1,191,170	—	1,191,170
Policy loans	158,217	—	158,217	—	158,217
Acquired loans	205,131	—	162,320	85,238	247,558
Other invested assets	50,046	—	—	50,046	50,046
Financial liabilities:
Investment contracts	$71,735,796	—	—	72,477,568	72,477,568
Mortgage notes payable	99,210	—	—	112,884	112,884

                                                                                     (Continued)

65

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	2012
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Held-to-maturity fixed-maturity
securities	$475,074	—	—	486,715	486,715
Mortgage loans on real estate	6,045,334	—	—	6,773,362	6,773,362
Loans to affiliates	28,725	—	—	29,720	29,720
Policy loans	163,768	—	163,768	—	163,768
Acquired loans	216,062	—	204,632	35,365	239,997
Real Estate - held for sale	15,500	—	15,500	—	15,500
Other invested assets	23,262	—	—	23,262	23,262
Financial liabilities:
Investment contracts	$69,286,685	—	—	70,143,265	70,143,265
Mortgage notes payable	105,858	—	—	129,065	129,065

The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The fair value is calculated internally with cash flow models using unobservable inputs and is categorized as Level 3.

The fair value of mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Default rates and loss severities are then applied to each loan and a fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The inputs used are unobservable and the fair value is classified as Level 3.

In 2013, the fair value of loans to affiliates balance comprises investments in a cash pool managed by Allianz SE (Cash Pool). The Cash Pool does not carry a quoted market price and investment access is limited to entities within the Allianz SE holding company structure. However, the Cash Pool comprises various short term investments whose fair value is based on market observable inputs. Therefore, fair value is classified as Level 2.

In 2012 and prior years, the fair value of loans to affiliates was calculated by management using the market price of a financial instrument with similar characteristics. Prices for loans to affiliates were provided via an internal model, using observable inputs, including the treasury spot curve rate and corporate market spread data. The fair value was, therefore, classified as Level 3. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

                                                                                     (Continued)

66

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

During 2011, the Company acquired a portfolio of assets as part of the liquidation of a CDO investment. A portion of these acquired assets have deteriorated credit quality and are recorded as acquired loans. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors cash flow modeling, and matrix pricing with unobservable inputs. Prices obtained from third parties are Level 2, modeled and matrix priced are Level 3.

Real estate held for sale was transferred from held for investment in December 2012. The real estate has been adjusted to the lower of cost or fair value, less cost to sell. The real estate is classified as Level 2 because a purchase agreement from a third-party market participant exists for its sale. The purchase agreement is considered an observable market input.

Other invested assets relate to an investment in FHLB stock, certain loan receivables, and miscellaneous partnership investments. The loan receivables and partnership investments are carried at cost, and are classified as Level 3 because there is no active market and the fair value is not readily determinable. The FHLB investment is carried at cost, which approximates fair value and is classified as Level 3 due to transfer restrictions and lack of liquidity. The Company held FHLB stock of $30,000 and $10,000 at December 31, 2013 and 2012, respectively.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the account balances and future policy benefit on the Consolidated Balance Sheets. The fair values of the investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. During 2013, the Company entered into a funding agreement with a balance of $500,000 and collateral of $598,671 at December 31, 2013.

The fair value of mortgage notes payable is the sum of the outstanding balance of the note payable plus the expected prepayment penalty due to the lender if the Company were to prepay the mortgage. The Company believes this approximates fair value, as the calculation of the prepayment penalty is based on current market interest rates and represents lost interest to the lender. The penalty is based on specific provisions provided by the lender, which is an unobservable input; therefore, the liability is classified as Level 3.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

                                                                                     (Continued)

67

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(7)         Financing Receivables

The Company’s financing receivables comprise mortgage loans, nontrade receivables, and loans to affiliates. Mortgage loans consist of the unpaid balance of mortgage loans on real estate. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. Loans to affiliates are loans that are intended to meet certain financial objectives of the Company, AZOA, and Allianz SE. The mortgage loans are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. The nontrade receivables include some receivables evaluated on a collective basis, and some evaluated individually. The loans to affiliates are evaluated individually and do not require an allowance to be recorded as of December 31, 2013. For additional information, see note 2 for nontrade receivables, note 4 for mortgage loans, and note 17 for loans to affiliates.

Rollforward of Allowance for Credit Losses

The allowances for credit losses and recorded investment in financing receivables as of December 31 are shown below:

	Mortgage	Nontrade
	loans	receivables	Total
2013:
Allowance for credit losses:
Beginning balance	$85,250	6,892	92,142
Benefit	(18,500)	(675)	(19,175)
Ending balance	66,750	6,217	72,967
Ending balance individually
evaluated for impairment	26,750	1,505	28,255
Ending balance collectively
evaluated for impairment	$40,000	4,712	44,712
Financing receivables:
Ending balance	$6,201,275	28,789	6,230,064
Ending balance individually
evaluated for impairment	116,750	1,505	118,255
Ending balance collectively
evaluated for impairment	$6,084,525	27,284	6,111,809

                                                                                     (Continued)

68

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	Mortgage	Nontrade
	loans	receivables	Total
2012:
Allowance for credit losses:
Beginning balance	$75,018	8,871	83,889
Provision (benefit)	10,232	(1,979)	8,253
Ending balance	85,250	6,892	92,142
Ending balance individually
evaluated for impairment	40,250	1,361	41,611
Ending balance collectively
evaluated for impairment	$45,000	5,531	50,531
Financing receivables:
Ending balance	$6,130,584	22,377	6,152,961
Ending balance individually
evaluated for impairment	116,750	1,361	118,111
Ending balance collectively
evaluated for impairment	$6,013,834	21,016	6,034,850

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators.

The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its mortgage loan portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.

                                                                                     (Continued)

69

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The loan-to-value analysis as of December 31 is shown below:

	Commercial		Residential		Total
2013:
Less than 50%	$2,025,011	32.7%	$578	100.0%	$2,025,589	32.7%
50% – 60%	1,668,987	26.9	—	—	1,668,987	26.9
60% – 70%	1,622,171	26.2	—	—	1,622,171	26.2
70% – 80%	477,096	7.7	—	—	477,096	7.7
80% – 90%	168,964	2.7	—	—	168,964	2.7
90% – 100%	—	—	—	—	—	—
Greater than 100%	238,468	3.8	—	—	238,468	3.8
Total	$6,200,697	100.0%	$578	100.0%	$6,201,275	100.0%

	Commercial		Residential		Total
2012:
Less than 50%	$1,735,242	28.3%	$1,042	100.0%	$1,736,284	28.3%
50% – 60%	1,859,780	30.3	—	—	1,859,780	30.3
60% – 70%	1,124,262	18.3	—	—	1,124,262	18.3
70% – 80%	960,158	15.7	—	—	960,158	15.7
80% – 90%	205,356	3.4	—	—	205,356	3.3
90% – 100%	95,890	1.6	—	—	95,890	1.6
Greater than 100%	148,854	2.4	—	—	148,854	2.5
Total	$6,129,542	100.0%	$1,042	100.0%	$6,130,584	100.0%

The debt service coverage ratio as of December 31 is shown below:

	2013	2012
Debt service coverage ratio:
Greater than 1.4x	$4,103,809	4,156,144
1.2x – 1.4x	955,230	776,303
1.0x – 1.2x	858,438	752,588
Less than 1.0x	283,220	444,507
Total commercial mortgage loans	$6,200,697	6,129,542

                                                                                     (Continued)

70

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2013			2012
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$9,681	19,108	28,789	9,008	13,369	22,377
Allowance for credit losses	(4,712)	(1,505)	(6,217)	(5,531)	(1,361)	(6,892)
Net nontrade
receivables	$4,969	17,603	22,572	3,477	12,008	15,485

Past-Due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

				Greater than
		31–60	61–90	90 days	Total
		past due	past due	past due	past due	Current (1)	Total
2013:
	Mortgage loans	$—	—	—	—	6,201,275	6,201,275
	Nontrade receivables	6,657	3,457	8,715	18,829	9,960	28,789
	Total	$6,657	3,457	8,715	18,829	6,211,235	6,230,064
(1)	Current amount includes all receivables 30 days or less past due.

				Greater than
		31–60	61–90	90 days	Total
		past due	past due	past due	past due	Current (1)	Total
2012:
	Mortgage loans	$—	—	—	—	6,130,584	6,130,584
	Nontrade receivables	5,841	2,283	8,070	16,194	6,183	22,377
	Total	$5,841	2,283	8,070	16,194	6,136,767	6,152,961
(1)	Current amount includes all receivables 30 days or less past due.
As of December 31, 2013 and 2012, the Company’s financing receivables did not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(8)         Goodwill

There were no impairments to goodwill in 2013 or 2012. Goodwill is reviewed on an annual basis and impairment considerations are made depending on economic market conditions.

                                                                                     (Continued)

71

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(9)         Value of Business Acquired and Other Intangible Assets

VOBA at December 31 and the changes in the balance for the years then ended are as follows:

	2013	2012	2011
Balance, beginning of year	$—	—	853
Interest	439	573	771
Amortization	(4,327)	(5,218)	(3,755)
Change in shadow VOBA	3,888	4,645	2,131
Balance, end of year	$—	—	—

The net amortization of the VOBA in each of the next five years is expected to be as follows:

2014	$2,834
2015	2,251
2016	1,703
2017	803
2018	830

Intangible assets at December 31 and the changes in the balance for the years then ended are as follows:

	2013	2012	2011
Balance, beginning of year	$3,271	3,435	4,173
Amortization	(1,151)	(164)	(738)
Balance, end of year	$2,120	3,271	3,435

Amortization of intangible assets in each of the next five years is expected to be as follows:

2014	$70
2015 and beyond	—

In 2013, the Company determined it is not likely to recover any value from a subsidiary trade name. Intangible amortization of $1,050 was recognized to fully impair this asset. During 2012 and 2011, there were no events or changes in circumstances that warranted recoverability testing for intangible assets.

Accumulated amortization of VOBA and other intangible assets are $249,210 and $243,732 as of December 31, 2013, and 2012, respectively.

                                                                                     (Continued)

72

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(10)         Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2013	2012	2011
Balance, beginning of year	$2,603,307	4,858,136	5,352,713
Capitalization (1)	812,006	737,390	952,734
Interest	186,157	222,229	205,772
Amortization	(1,204,862)	(1,643,969)	(423,355)
Change in shadow DAC	2,423,607	(1,570,479)	(1,229,728)
Balance, end of year	$4,820,215	2,603,307	4,858,136

(1)	Reflects prospective adoption, in 2012, of new acquisition cost guidance. See note 2 for adoption impact.

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

                                                                                     (Continued)

73

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2013, 2012, and 2011 is as follows:

	2013	2012	2011
Assets:
DAC	$(82,082)	(63,616)	34,334
DSI	(20,860)	(14,512)	(23,621)
VOBA	116	(1,012)	4,651
Total assets (decrease)
increase	(102,826)	(79,140)	15,364
Liabilities:
Account balances and future policy
benefit reserves	(224,074)	86,596	(69,519)
Unearned premiums	2,439	96	22,885
Total liabilities (decrease)
increase	(221,635)	86,692	(46,634)
Net increase (decrease)	118,809	(165,832)	61,998
Deferred income tax expense (benefit)	41,583	(58,041)	21,700
Net increase (decrease)	$77,226	(107,791)	40,298

(11)         Deferred Sales Inducements

DSI at December 31 and the changes in the balance for years then ended are as follows:

	2013	2012	2011
Balance, beginning of year	$673,944	1,167,736	1,161,568
Capitalization	131,127	161,828	299,368
Amortization	(242,605)	(289,641)	(93,621)
Interest	38,936	43,279	38,892
Change in shadow DSI	475,128	(409,258)	(238,471)
Balance, end of year	$1,076,530	673,944	1,167,736

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions.

                                                                                     (Continued)

74

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(12)         Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2013			2012
		Net amount	Weighted		Net amount	Weighted
	Account value	at risk	age (years)	Account value	at risk	age (years)
GMDB:
Return of premium	$22,290,541	36,832	63.0	$19,474,339	101,609	63.3
Ratchet and return of premium	5,388,868	25,638	66.5	4,961,385	70,064	66.6
Ratchet and rollup	4,861,539	397,864	69.2	4,675,427	706,453	69.1
Ratchet and earnings
protection rider	4,107	1,588	80.2	3,760	2,133	79.1
Reset	109,406	616	76.1	104,916	1,257	76.1
Earnings protection rider	308,789	29,115	67.0	293,886	19,861	65.9
Total	$32,963,250	491,653		$29,513,713	901,377
GMIB:
Return of premium	$141,847	506	71.3	$144,503	930	71.2
Ratchet and return of premium	3,110,426	8,818	68.0	3,837,990	59,369	67.2
Ratchet and rollup	6,407,108	595,389	65.6	6,111,691	1,034,193	65.2
Total	$9,659,381	604,713		$10,094,184	1,094,492
GMAB:
Five years	$4,660,325	14,165	66.2	$5,550,209	85,207	65.3
Ten years	4,353	17	78.9	4,004	48	76.8
Target date retirement-7 year	813,148	1,852	61.5	777,294	4,139	60.6
Target date retirement-10 year	303,807	1,516	58.0	286,796	3,157	57.2
Target date with
management levers	3,402,746	6,573	59.6	2,467,417	5,411	59.0
Total	$9,184,379	24,123		$9,085,720	97,962
GMWB:
No living benefit	$546,725	—	68.9	$365,274	3,306	69.4
Life benefit with optional reset	1,145,784	103,611	66.6	1,080,566	166,027	65.9
Life benefit with automatic reset	1,712,815	61,791	62.7	1,596,848	112,563	61.9
Life benefit with 8% rollup	36,826	2,348	67.6	33,956	2,955	66.6
Life benefit with 10% rollup	1,289,866	152,152	62.1	1,214,821	172,500	61.3
Life benefit with
management levers	10,128,398	455,998	59.7	7,656,036	463,131	59.3
Total	$14,860,414	775,900		$11,947,501	920,482

The net amount at risk has decreased in 2013 due to an increase in market performance, which has caused decreases in certain guaranteed benefits. A significant portion of the reduction in GMAB net amount at risk is due to these benefits being paid in 2013. Account values have increased due to the growth in new business. Weighted age for GMAB and GMWB as of December 31, 2012 were adjusted to be consistent with the current year presentation.

                                                                                     (Continued)

75

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2013	2012
Mutual funds:
Bond	$3,832,071	4,117,903
Domestic equity	15,076,444	11,756,004
International equity	2,125,261	1,812,473
Specialty	8,814,913	7,025,112
Total mutual funds	29,848,689	24,711,492
Money market funds	800,839	868,706
Other	98,249	90,477
Total	$30,747,777	25,670,675

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in account balances and future policy benefit reserves on the Consolidated Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2011	$80,537	277,775	623,016	1,016,987	1,998,315
Incurred guaranteed benefits	14,880	(25,017)	33,658	(59,122)	(35,601)
Paid guaranteed benefits	(19,376)	(6,366)	(310,971)	—	(336,713)
Balance as of December 31, 2012	76,041	246,392	345,703	957,865	1,626,001
Incurred guaranteed benefits	4,608	(75,489)	(166,884)	(912,093)	(1,149,858)
Paid guaranteed benefits	(12,712)	(4,570)	(70,846)	—	(88,128)
Balance as of December 31, 2013	$67,937	166,333	107,973	45,772	388,015

(13)         Mortgage Notes Payable

In 2004, the Company obtained an $80,000 mortgage loan from Northwestern Mutual Life Insurance Company (Northwestern) for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with Northwestern in conjunction with the construction of an addition to the Company’s headquarters of $65,000. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2013 and 2012, the combined loan had a balance of $99,210 and $105,858, respectively. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were

                                                                                     (Continued)

76

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

used to pay off a floating rate construction loan that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.

Interest expense for all loans is $5,649, $6,007, and $6,346 in 2013, 2012, and 2011, respectively, and is presented in general and administrative expenses on the Consolidated Statements of Operations.

The future principal payments required under the Northwestern loan are as follows:

2014		$7,026
2015		7,424
2016		7,844
2017		8,288
2018		8,758
2019 and beyond		59,870
	Total	$99,210

(14)         Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2013, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

                                                                                     (Continued)

77

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2013	2012	2011
Balance at January 1, net of reinsurance
recoverables of $221,718, $188,089,
and $156,294, respectively	$107,410	91,813	78,904
Adjustment related to the reclassification
of reserves from prior years	—	—	417
Adjustment primarily related to
commutation and assumption
reinsurance on blocks of business	(70)	(272)	(216)
Incurred related to:
Current year	54,096	42,876	32,157
Prior years	5,359	8,119	5,752
Total incurred	59,455	50,995	37,909
Paid related to:
Current year	3,519	3,001	2,931
Prior years	35,871	32,125	22,270
Total paid	39,390	35,126	25,201
Balance at December 31, net of
reinsurance recoverables of $259,829,
$221,718, and $188,089, respectively	$127,405	107,410	91,813

Prior year incurred for 2013 reflects unfavorable claim development within the individual long-term care line of business, partially offset by favorable development within the group marketing line of business. The unfavorable development within long-term care is partially due to an update to claim continuance assumptions. Prior year incurreds for 2012 reflect unfavorable claim development in the Lloyd’s of London market (NALU) and the individual LTC line of business. Prior year incurreds for 2011 reflect unfavorable claim development primarily within the individual long-term care line of business.

(15)         Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage. The Company may also enter into coinsurance agreements for the purpose of preserving capital. The Company generally retained between $1,000 and $5,000 coverage per individual life depending on the type of policy for the years ended December 31, 2013 and 2012, respectively.

                                                                                     (Continued)

78

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain reinsurers. Reinsurance recoverables and receivables at December 31, 2013 and 2012 are covered by collateral of $3,441,677 and $3,703,239, respectively.

Reinsurance recoverables at December 31, 2013 and 2012 of $2,439,060 and $2,411,817, respectively, are due to reinsurance agreements the Company became party to during the 1999 acquisition of Life USA Holding, Inc.

(16)         Income Taxes

(a)          Income Tax (Benefit) Expense

Total income tax (benefit) expense for the years ended December 31 is as follows:

	2013	2012	2011
Income tax expense (benefit)
attributable to operations:
Current tax expense (benefit)	$42,854	280,018	(63,316)
Deferred tax expense (benefit)	160,438	(324,977)	5,441
Total income tax
expense (benefit)
attributable to
net income	203,292	(44,959)	(57,875)
Income tax effect on equity:
Income tax (benefit) expense
allocated to stockholder’s
equity:
Attributable to unrealized
(losses) gains
on investments	(661,574)	192,353	489,768
Attributable to unrealized
(losses) gains on
postretirement obligation	(127)	95	(19)
Attributable to unrealized
(losses) gains on foreign
exchange	(889)	325	(291)
Total income tax effect
on equity	$(459,298)	147,814	431,583

                                                                                     (Continued)

79

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(b)          Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax expense (benefit) reported on the Consolidated Statements of Operations for the respective years ended December 31 as follows:

	2013	2012	2011
Income tax expense (benefit)
computed at the statutory rate	$260,567	(30,570)	(2,443)
Dividends-received deductions and
tax-exempt interest	(32,037)	(20,015)	(21,415)
State income tax	(2,049)	6,559	4,128
Release AZLPF tax	(5,829)	—	(39,365)
Accrual of tax contingency reserve	2,571	2,223	2,573
Foreign tax, net	(12,209)	(4,551)	(268)
Corporate-owned life insurance	(12,933)	(6,894)	(790)
Penalties	6,376	5,377	—
Other	(1,165)	2,912	(295)
Income tax expense
(benefit) as reported	$203,292	(44,959)	(57,875)

                                                                                     (Continued)

80

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(c)          Components of Deferred Tax Assets and Liabilities on the Consolidated Balance Sheets

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which is included in other assets and other liabilities, respectively, on the Consolidated Balance Sheets, at December 31 are as follows:

	2013	2012
Deferred tax assets:
Policy reserves	$1,995,228	2,441,364
Coinsurance deferred income	1,935	3,906
Expense accruals	143,170	141,817
Other-than-temporarily impaired assets	16,468	37,186
Investment income	236,478	4,270
Provision for postretirement benefits	20,984	13,988
Other	781	1,651
Total deferred tax assets	2,415,044	2,644,182
Deferred tax liabilities:
Deferred acquisition costs	(1,346,290)	(391,805)
Depreciation and amortization	(47,147)	(41,130)
Deferred intercompany gain	(3,710)	(4,234)
Net unrealized gains on investments and
foreign exchange	(1,301,256)	(2,992,467)
Total deferred tax liabilities	(2,698,403)	(3,429,636)
Net deferred tax liabilities	$(283,359)	(785,454)

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid (recovered) by the Company were $74,460, $287,491, and $(16,601) in 2013, 2012, and 2011, respectively. At December 31, 2013 and 2012, respectively, the Company had a tax payable to AZOA of $73,372 and $103,300, reported in other liabilities on the Consolidated Balance Sheets.

                                                                                     (Continued)

81

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

At December 31, 2013 and 2012, the Company had a tax receivable separate from the agreement with AZOA in the amount of $167 and $10, respectively. These amounts are for foreign taxes and taxes on a majority-owned subsidiary.

The Company’s federal income tax return is consolidated with its parent, AZOA. The Company is no longer subject to U.S. federal, state, and local, or non-U.S. income tax examinations by tax authorities for years prior to 2007. The IRS recently conducted an examination of the consolidated returns filed by AZOA for the 2008 and 2009 tax years. The examination report was approved by the Joint Committee on Taxation in the fourth quarter of 2013, thus the examination has now concluded. There were no adjustments as a result of the examination that materially affected the Company. AZOA has not received notice from the IRS of its intent to examine any subsequent tax periods.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. Reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012
Balance at January 1	$81,012	92,337
Additions based on tax positions related to the
current year	680	193
Amounts released related to tax positions taken
in prior years	(11,518)	(11,518)
Balance at December 31	$70,174	81,012

The balance at December 31, 2013 consists of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Due to the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2013, 2012, and 2011, the Company recognized expenses of $2,571, $2,223, and $2,573, respectively, in interest and penalties. The Company had $9,952 and $7,381 for the payment of interest and penalties accrued at December 31, 2013 and 2012, respectively.

                                                                                     (Continued)

82

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(17)         Related-Party Transactions

(a)          Loans to Affiliates

The Company held related-party invested assets of $1,191,170 and $28,725 at December 31, 2013 and 2012, respectively, representing 1.58% and 0.04% of total invested assets for the respective years. The 2013 balance comprises the investment in the Cash Pool as discussed in note 6. The Company does not foresee a credit risk with these investments given the financial strength of Allianz SE, which currently has an A.M. Best rating of A+ and a S&P rating of AA.

In 2003, the Company entered into an agreement to lend Allianz SE $350,000. In 2004, the Company transferred, in the form of a dividend, a portion of the loan to AZOA with a carrying value of $90,000. In 2006, the Company transferred, in the form of a dividend, an additional portion of the loan to AZOA with a carrying amount of $130,000. The remaining loan balance was $0 and $28,725 at December 31, 2013 and 2012, respectively. Repayment of this loan started in 2009 with year-to-date principal payments received through December 31, 2013 and 2012, in the amount of $28,725 and $27,293, respectively. The interest rate is 5.18%. Interest of $1,029, $2,466, and $2,040 was earned during 2013, 2012, and 2011, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations.

(b)          Real Estate

The Company has real estate investment properties leased to affiliates. The Company reported $1,462, $1,045, and $1,113 in 2013, 2012, and 2011, respectively, for rental income, which is included in interest and similar income, net on the Consolidated Statements of Operations. This property was sold in 2013. The Company has agreements to sublease office space to related parties, wholly owned by the same parent company, AZOA. The Company received rental income of $1,502, $881, and $865 in 2013, 2012, and 2011, respectively, which is included in other revenue on the Consolidated Statements of Operations. In addition, the Company leases office space from FFIC pursuant to a sublease agreement. In connection with this subleasing arrangement, the Company has incurred rent expense of $29, $26, and $26 in 2013, 2012, and 2011, respectively, which is included in general and administrative expenses on the Consolidated Statements of Operations.

(c)          Service Fees

The Company incurred fees for services provided by affiliated companies of $40,096, $35,713, and $35,755 in 2013, 2012, and 2011, respectively. The Company’s liability for these expenses was $7,054 and $10,758 at December 31, 2013 and 2012, respectively, and is included in other liabilities on the Consolidated Balance Sheets. On a quarterly basis, the Company pays the amount due through cash settlement.

                                                                                     (Continued)

83

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company earned revenues for various services provided to affiliated companies of $7,827, $5,666, and $6,410 in 2013, 2012, and 2011, respectively. The receivable (prepayment received) for these expenses was $(676) and $391 at December 31, 2013 and 2012, respectively, and is included in receivables on the Consolidated Balance Sheets. On a quarterly basis, the Company receives payment through cash settlement.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), Allianz Global Distributors LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. The agreement with AGID was terminated effective December 31, 2010. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $16,516, $15,233, and $11,341 during 2013, 2012, and 2011, respectively, which is included in fee and commission revenue on the Consolidated Statements of Operations. At December 31, 2013 and 2012, $2,780 and $2,684, respectively, were included for these fees in receivables on the Consolidated Balance Sheets. Expenses incurred to these affiliates for management of subadvised investment options were $1,060, $1,513, and $1,713 during 2013, 2012, and 2011, respectively, which are included in general and administrative expenses on the Consolidated Statements of Operations. The related payable to these affiliates was $69 and $131 at December 31, 2013 and 2012, respectively, which is included in other policyholder funds on the Consolidated Balance Sheets.

(d)          Capital Contributions and Dividends

The Company paid cash dividends to AZOA of $650,000 and 150,000 in 2013 and 2012, respectively. The Company paid a dividend via forgiveness of debt to AZOA in 2011 of $50,000.

(e)          Reinsurance

On October 1, 2010, the Company created a subsidiary named Allianz Annuity Company of Missouri (AAMO), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 22, 2010, an additional capital contribution was made for $288,234 to AAMO. On December 31, 2010, the Company ceded to AAMO, on a combined funds withheld coinsurance basis and modified coinsurance basis, a 20% quota share of the Company’s net liability of certain variable annuity policies written directly by the Company. The impact of this reinsurance agreement is eliminated through consolidation.

On September 29, 2009, the Company created a subsidiary named Allianz Life of Missouri, LLC (AZLMO), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 31, 2009, the Company ceded to AZLMO, on a coinsurance basis and modified

                                                                                     (Continued)

84

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. A letter of credit was issued under an existing letter of credit facility in which Allianz SE is the applicant and the face amount of the letter of credit is in a qualifying trust established by AZLMO. On December 31, 2009, an additional capital contribution was made for $282,000 to AZLMO. The impact of this reinsurance agreement is eliminated through consolidation. During 2010, the Company created a subsidiary named Allianz Life Insurance Company of Missouri, which was merged with AZLMO. There was no financial impact to the Company’s consolidated financial statements as a result of the merger.

The Company has reinsurance recoverables and receivables due to reinsurance agreements with other affiliated entities. Total affiliated reinsurance recoverables and receivables were $233 and $311 as of December 31, 2013 and 2012, respectively, and are included in reinsurance recoverables and receivables on the Consolidated Balance Sheets.

(f)          Line of Credit Agreement

In 2013, the Company entered into a line-of-credit agreement with its subsidiary, Allianz Life Insurance Company of New York, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the General Account admitted assets of Allianz Life Insurance Company of New York as of the preceding year-end. As of December 31, 2013, there are no amounts outstanding under the line of credit agreement.

(18)         Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. In 2013, 2012, and 2011, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation, respectively. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $11,657, $11,827, and $11,582 in 2013, 2012, and 2011, respectively, toward the AAAP matching contributions and administration expenses.

A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay

                                                                                     (Continued)

85

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $14,160 and $9,959 as of December 31, 2013 and 2012, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company may decide to make discretionary contributions to the plan in the form and manner the Company determines. Discretionary contributions are currently determined based on production. The accrued liability of $19,822 and $12,798 as of December 31, 2013 and 2012, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees SARs and restricted stock units (RSUs) that are tied to Allianz SE stock. Allianz SE determines the number of SARs and RSUs granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period. A change in value of $8,152, $5,653, and $1,107 was recorded in 2013, 2012, and 2011, respectively, and is included in general and administrative expenses on the Consolidated Statements of Operations. The related liability of $15,840 and $8,797 as of December 31, 2013 and 2012, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company participates in the Employee Stock Purchase Plan sponsored by AZOAC that is designed to provide eligible employees with an opportunity to purchase American Depository Shares (ADSs) of Allianz SE at a discounted price. An aggregate amount of 250,000 Ordinary Shares is reserved for this plan. Allianz SE determines the purchase price of the share based on the closing price of an Ordinary Share of Allianz SE on the Frankfurt stock exchange on the date of each purchase. Employees are given the opportunity to purchase these shares quarterly on predetermined dates set by Allianz SE. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase settlement date. Effective October 26, 2009, the ADSs were delisted from the New York Stock Exchange and started trading on the U.S. over-the-counter market through the OTCQX (which is an online trading platform). The difference between the market price and the discount price, or the discount, is paid by the Company and amounted to $482, $426, and $379 in 2013, 2012, and 2011, respectively, and is recorded in other liabilities on the Consolidated Balance Sheets. The discount is reflected as taxable income in the year of purchase to employees.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $753, $3,571, and $601 in 2013, 2012, and 2011, respectively, toward severance payments.

The Company offers a life insurance benefit to eligible employees who retired on or before December 31, 1988, or who were hired before December 31, 1988, and who have at least 10 years of service when they reach age 55. The Company’s plan obligation at December 31, 2013 and 2012, was $1,054 and $1,034, respectively. This liability is included in other liabilities on the Consolidated Balance Sheets.

                                                                                     (Continued)

86

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company’s plan assets, held in a Welfare Benefit Trust, at December 31, 2013 and 2012 were $537 and $3,711, respectively. The assets in this trust are used to prefund the Company’s self-insured medical plan.

(19)         Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2013 and 2012, was $4,426,168 and $5,332,410, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2013 and 2012 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $442,617 can be paid in 2014 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2013 and 2012.

                                                                                     (Continued)

87

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(20)         Commitments and Contingencies

The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, including four putative and certified class action proceedings, arising from the conduct of business. Two of the class action lawsuits, Negrete v. Allianz Life Insurance Company of North America (CV 05-6838 CAS) and Healey v. Allianz Life Insurance Company of North America (CV 05-8908 CAS) have been certified as class actions, and have been consolidated in the United State District Court, Central District of California, Western Division. One of the other putative class action lawsuits, Jones v. Allianz Life Insurance Company of North America (CV00000145 SWW), is pending in the United States District Court, Eastern District of Arkansas, and has been stayed. The other putative class action lawsuit, Smith v. Questar Capital Corporation and Allianz Life Insurance Company of North America (12-CV-02669 SRN/TNL) is pending in the United States District Court for the District of Minnesota. The Company intends to vigorously contest the lawsuits, but is or may pursue settlement negotiations in some cases, if appropriate. The outcome of these cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries The Company recognizes legal costs for defending itself as incurred. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions, or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether the amount of loss can be reasonably estimated prior to making any accruals.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority (FINRA) and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. State regulators have also been investigating various practices relating to unclaimed property. In certain instances, these investigations have led to regulatory enforcement proceedings. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company. Management assesses whether a loss is probable and if the amount can be reasonably estimated prior to making any accruals.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, if it had become fully operational, would subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. In October 2010, several months after the Federal Court of Appeals for the

                                                                                     (Continued)

88

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

District of Columbia Circuit vacated Rule 151A, the SEC withdrew the rule. As a result, issuers of fixed-indexed annuity products will not be under the SEC’s purview, rather they will remain subject to state insurance regulation as long as insurers comply with the provisions of the Harkin Amendment, passed as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. It can be expected that annuity product design and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. Management assesses whether the amount can be reasonably estimated prior to making any accruals.

The Company holds a minority equity interest in a certain field marketing organization. Certain provisions within the stockholder’s agreement require the Company to purchase all of the stock in the entity if and when principals of the field marketing organization choose to exercise certain available options. The exercise period for the put option is the first 120 days of each calendar year commencing on January 1, 2011, and expiring on April 30, 2014. If the put option was exercised, requiring the Company to purchase all of the stock in the entity, the total purchase price that would be paid by the Company based on current calculations would be $7,503.

The Company has private placement investments that may require a commitment of capital within the next year. The Company had capital commitments of $84,000 and $0 at December 31, 2013 and 2012, respectively.

The Company has commercial mortgage loan investments that require additional commitments of capital within the next year. The Company had capital commitments for new mortgage loans of $364,400 and $215,000 at December 31, 2013 and 2012, respectively.

The Company leases office space and certain furniture and equipment pursuant to operating leases with some leases containing renewal options and escalation clauses. Expense for all operating leases was $2,760, $2,569, and $3,065 in 2013, 2012, and 2011, respectively. The future minimum lease payments required under operating leases are as follows:

2014		$1,333
2015		924
2016		684
2017		565
2018		580
2019 and beyond		1,116
	Total	$5,202

                                                                                     (Continued)

89

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

The Company had capital leases to finance furniture and equipment for the Company’s headquarters. These leases were all terminated in 2010 and new leases were entered into in 2011. No new leases were entered into in 2012 or 2013. The cost and accumulated depreciation of the financed assets were $2,976 and $1,613 at December 31, 2013, and $2,976 and $868 at December 31, 2012, respectively, and are included in other assets. Depreciation on the financed assets was $745, $868, and $0 in 2013, 2012, and 2011, respectively.

The future minimum lease payments and present value of the net minimum lease payments are as follows:

2014		$939
2015		783
2016		—
2017		—
2018		—
2019 and beyond		—
	Total	$1,722

The Company has a service agreement (the agreement) with certain broker-dealers for a marketing support program related to the distribution of select variable insurance products. Under the agreement, the Company pays a base service fee of 0.10% on the amount of variable insurance products under management at the commencement of the agreement. An additional service fee of 0.15% is calculated on the total variable insurance products under management held in excess of this base amount. The fee is calculated on a monthly basis and is paid quarterly. Either party may terminate the agreement with a 90-day notice. Upon termination, the service fee continues to be paid from the date of termination for a period of ten years provided that the broker-dealer is not in material breach of the contract. In the event of termination, the Company has calculated its total commitment at December 31, 2013, to be $5,795 annually with a total commitment of $57,952. The calculation was based on the total variable insurance products under management as of December 31, 2013, due to the variability in estimating future assets under management (such as sales, lapse rate, and fund performance). Total expense under the agreement amounted to $5,980, $5,095, and $4,298 in 2013, 2012, and 2011, respectively.

                                                                                     (Continued)

90

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(21)         Capital Structure

The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized,			Voluntary or
	issued, and	Par value,		involuntary
	outstanding	per share	Redemption rights	liquidation rights
Common stock	40,000,000	$1.00	None	None
20,000,001
20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board	Designated by Board
	18,903,484		for each series issued	for each series issued
18,903,484
Class A, Series A	8,909,195	1.00	$35.02 per share plus	$35.02 per share plus
	8,909,195		an amount to yield a	an amount to yield a
	8,909,195		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class A, Series B	10,000,000	1.00	$35.02 per share plus	$35.02 per share plus
	9,994,289		an amount to yield a	an amount to yield a
	9,994,289		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class B	400,000,000	1.00	Designated by Board	Designated by Board
			for each series issued	for each series issued

Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See note 1 for further discussion.

Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

As discussed in notes 2 and 17, the Company carried out various capital transactions with related parties during 2013, 2012, and 2011.

                                                                                     (Continued)

91

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(22)         Foreign Currency Translation

An analysis of foreign currency translation, net of tax for the respective years ended December 31 is as follows:

	2013	2012	2011
Beginning amount of cumulative translation
adjustments	$13,993	13,389	13,930
Aggregate adjustment for the period
resulting from translation adjustments	(2,539)	929	(832)
Amount of income tax expense (benefit)
for the period related to aggregate
adjustment	889	(325)	291
Net aggregate translation
included in equity	(1,650)	604	(541)
Ending amount of cumulative translation
adjustments	$12,343	13,993	13,389
Canadian foreign exchange rate at
end of year	0.94120	1.00432	0.98208

(23)         Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities, Life, Questar, and Legacy products.

The Individual Annuities segment consists of fixed, fixed-indexed, and variable annuities that are provided through independent distribution channels made up of agents and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.

The Life segment issues fixed-indexed universal life insurance products, as well as maintains term and whole life in-force blocks that the Company no longer sells or distributes. In 2013, the Company identified this segment as an emerging focus. The primary sources for revenue for this segment are premiums, fees, and charges that the Company receives to assume insurance related risk, in addition to earning a spread on net investment income on invested assets.

The Questar segment consists of two wholly owned subsidiaries, Questar Capital Corporation (Questar Capital) and Questar Asset Management, Inc. (QAM). Questar Capital is registered as a broker-dealer

                                                                                     (Continued)

92

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

under the Securities Exchange Act of 1934 and operates as a retail broker-dealer. QAM provides portfolio management for clients and revenue is driven by fees received based on assets under management. Questar Capital distributes a full range of securities products, including mutual funds and variable life insurance and annuity contracts. Questar Capital also processes general securities transactions through a clearing arrangement with Pershing, LLC.

The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the consolidated results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

The Company does not maintain segregated investment portfolios for each segment. All interest and similar income, net and realized investment gains, net are allocated to the segments. Assets are only monitored at the total company level, and as such, asset disclosures by segment are not included herein.

Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder reserve levels. The results of the Individual Annuity, Life, and Legacy segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment and are excluded from estimated gross profits used in reserve and DAC model projections.

Unconsolidated segment results are reconciled to consolidated statement of operations amounts in the tables below:

	Year ended December 31, 2013
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$1,050,072	104,715	—	133,586	—	1,288,373
Interest and similar income, net	3,464,951	71,125	(16)	56,057	—	3,592,117
Change in fair value of assets
and liabilities	843,121	77,920	—	224	—	921,265
Realized investment gains, net	172,940	2,227	8	13,122	—	188,297
Fee, commission, and other
revenue	239,692	583	93,485	6,207	(33,188)	306,779
Total revenue (loss)	5,770,776	256,570	93,477	209,196	(33,188)	6,296,831
Benefits and expenses:
Net benefits and expenses	3,378,366	180,923	—	144,730	—	3,704,019
General and administrative and
commission	1,408,107	136,417	110,633	19,666	(33,188)	1,641,635
Change in deferred acquisition
costs, net	264,068	(71,632)	—	14,263	—	206,699
Total benefits and
expenses	5,050,541	245,708	110,633	178,659	(33,188)	5,552,353
Pretax (loss) income	$720,235	10,862	(17,156)	30,537	—	744,478

                                                                                     (Continued)

93

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

	Year ended December 31, 2012
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$821,192	93,795	—	134,170	—	1,049,157
Interest and similar income, net	3,514,953	67,509	(20)	49,964	—	3,632,406
Change in fair value of assets
and liabilities	(169,234)	12,125	—	(170)	—	(157,279)
Realized investment gains, net	225,246	1,387	—	1,068	—	227,701
Fee, commission, and other revenue	189,120	295	72,917	7,594	(29,220)	240,706
Total revenue (loss)	4,581,277	175,111	72,897	192,626	(29,220)	4,992,691
Benefits and expenses:
Net benefits and expenses	2,656,502	92,872	—	140,829	—	2,890,203
General and administrative and
commission	1,300,668	118,602	90,580	24,849	(29,220)	1,505,479
Change in deferred acquisition
costs, net	729,277	(58,368)	—	13,441	—	684,350
Total benefits and
expenses	4,686,447	153,106	90,580	179,119	(29,220)	5,080,032
Pretax (loss) income	$(105,170)	22,005	(17,683)	13,507	—	(87,341)

	Year ended December 31, 2011
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$705,258	84,421	—	136,516	—	926,195
Interest and similar income, net	3,418,279	58,941	(39)	42,835	—	3,520,016
Change in fair value of assets
and liabilities	(198,571)	(6,490)	—	(506)	—	(205,567)
Realized investment gains, net	110,814	1,537	—	1,042	—	113,393
Fee, commission, and other
revenue	149,516	55	69,951	8,215	(5,552)	222,185
Total revenue (loss)	4,185,296	138,464	69,912	188,102	(5,552)	4,576,222
Benefits and expenses:
Net benefits and expenses	3,535,771	74,599	—	114,422	—	3,724,792
General and administrative and
commission	1,418,280	74,851	87,050	18,934	(5,552)	1,593,563
Change in deferred acquisition
costs, net	(729,330)	(22,646)	—	16,825	—	(735,151)
Total benefits and
expenses	4,224,721	126,804	87,050	150,181	(5,552)	4,583,204
Pretax (loss) income	$(39,425)	11,660	(17,138)	37,921	—	(6,982)

                                                                                     (Continued)

94

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

(24)         Changes in and Reclassifications from Accumulated Other Comprehensive Income (AOCI)

Changes in AOCI by component consist of the following:

	Year ended December 31, 2013
			Net gain
	Net		(loss)	Foreign	Pension and
	unrealized	OTTI	on cash flow	currency	postretirement
	gain on	losses in	hedging	translation	plan
	securities	OCI	instruments	adjustments	adjustments	Total AOCI
Beginning balance	$2,206,473	11,313	1,463	13,993	(337)	2,232,905
OCI before reclassifications	(1,151,346)	(6,431)	(443)	(1,650)	189	(1,159,681)
Amounts reclassified from AOCI	(74,350)	3,932	—	—	(22)	(70,440)
Net OCI	(1,225,696)	(2,499)	(443)	(1,650)	167	(1,230,121)
Ending balance	$980,777	8,814	1,020	12,343	(170)	1,002,784
	Year ended December 31, 2012
			Net gain
	Net		(loss)	Foreign	Pension and
	unrealized	OTTI	on cash flow	currency	postretirement
	gain on	losses in	hedging	translation	plan
	securities	OCI	instruments	adjustments	adjustments	Total AOCI
Beginning balance	$1,871,918	3,533	3,226	13,389	(111)	1,891,955
OCI before reclassifications	484,260	8,671	(1,763)	604	(210)	491,562
Amounts reclassified from AOCI	(149,705)	(891)	—	—	(16)	(150,612)
Net OCI	334,555	7,780	(1,763)	604	(226)	340,950
Ending balance	$2,206,473	11,313	1,463	13,993	(337)	2,232,905

                                                                                     (Continued)

95

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

(In thousands, except share data and security holdings quantities)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI		Affected line item
	December 31,		in the consolidated
AOCI	2013	2012	statement of operations
Net unrealized gain on securities:
Available-for-sale securities	$114,385	230,316	Realized investment gains, net
	(40,035)	(80,611)	Income tax expense (benefit)
	74,350	149,705	Net income (loss)
OTTI Losses in OCI:
Other than temporary impairments	(6,049)	1,371	Realized investment gains, net
	2,117	(480)	Income tax expense (benefit)
	(3,932)	891	Net income (loss)
Pension and other postretirement			General and administrative
plan adjustments	34	25	expenses
Amortization of actuarial gains (losses)	(12)	(9)	Income tax expense (benefit)
	22	16	Net income (loss)
Total amounts			Total net income (loss)
reclassified
from AOCI	$70,440	150,612

(25)         Subsequent Events

No material subsequent events have occurred since December 31, 2013 through March 25, 2014 that require adjustment to the financial statements.

96

Schedule I
ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Summary of Investments – Other than Investments in Related Parties

December 31, 2013

(In thousands)

Type of investment	Cost (1)	Fair value	Amount at which shown in the consolidated balance sheets
Fixed-maturity securities:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,103,739	1,158,859	1,158,859
Agencies not backed by the full faith and credit of the U.S. government	480,981	511,829	511,829
States and political subdivisions	4,916,086	4,958,360	4,958,360
Foreign government	341,223	365,234	365,234
Public utilities	4,692,512	5,136,210	5,136,210
Corporate securities	39,446,124	41,676,852	41,676,852
Mortgage-backed securities	11,668,499	12,525,293	12,525,293
Collateralized mortgage obligations	12,557	14,212	14,212
Collateralized debt obligations	44,687	56,873	56,873
Securities held under forward commitments	—	—	—
Total fixed-maturity securities, available-for-sale	62,706,408	66,403,722	66,403,722
Fixed-maturity securities, trading:
U.S. government	—	—	—
Agencies not backed by the full faith and credit of the U.S. government	—	—	—
States and political subdivisions	—	—	—
Foreign government	—	—	—
Public utilities	—	—	—
Corporate securities	—	—	—
Mortgage-backed securities	—	—	—
Total fixed-maturity securities, trading	—	—	—
Fixed-maturity securities, held-to-maturity:
Collateralized debt obligations	220,642	219,387	220,642
Corporate securities	110	129	110
Total fixed-maturity securities, held-to-maturity	220,752	219,516	220,752
Total fixed-maturity securities	62,927,160	66,623,238	66,624,474

Equity securities:
Equity securities, available-for-sale:
Common stocks:
Industrial and miscellaneous	29,112	29,112	29,112
Equity securities, trading:
Common stocks:
Industrial and miscellaneous	209,978	227,822	227,822
Total equity securities	239,090	$256,934	256,934
Other investments:
Mortgage loans on real estate, net	6,134,525		6,134,525
Short-term securities	7,547		7,547
Derivatives	831,707		831,707
Real estate	—		—
Loans to affiliates	1,191,170		1,191,170
Policy loans	158,217		158,217
Acquired loans	205,131		205,131
Other invested assets	50,046		50,046
Total other investments	8,578,343		8,578,343
Total investments	$71,744,593		$75,459,751
(1)	Original cost of equity securities and, as to fixed-maturities, original cost reduced by repayments and adjusted for amortization of premiums, accrual discounts, or impairments.
See accompanying report of independent registered public accounting firm.

97

Schedule II

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Supplementary Insurance Information
As of and for the years ended December 31, 2013, 2012, and 2011
(In thousands)

	December 31
			Account
			balances
			and
	Deferred	Deferred	future policy		Policy and
	acquisition	sales	benefit	Unearned	contract
	costs	inducements	reserves	premiums	claims
2013:
Annuities	$4,415,572	1,072,742	72,954,916	24,392	—
Life	345,008	3,788	1,843,616	57,647	3,220
Questar	—	—	—	—	—
Legacy	59,635	—	3,326,680	53,600	412,889
	$4,820,215	1,076,530	78,125,212	135,639	416,109
2012:
Annuities	$2,289,260	670,988	70,534,455	294	—
Life	240,192	2,956	1,493,372	32,327	3,913
Questar	—	—	—	—	—
Legacy	73,855	—	3,182,713	56,262	354,819
	$2,603,307	673,944	75,210,540	88,883	358,732
2011:
Annuities	$4,559,208	1,165,125	70,651,879	872	682
Life	211,633	2,611	1,289,507	27,569	3,886
Questar	—	—	—	—	—
Legacy	87,295	—	3,056,520	57,586	289,441
	$4,858,136	1,167,736	74,997,906	86,027	294,009

	Year ended December 31
				Net change	Net change
		Interest and		in deferred	in policy	Other
	Net premium	similar	Net	sales	acquisition	operating
	and policy fees	income, net	benefits	inducements*	costs**	expenses
2013:
Annuities	1,050,072	3,464,952	3,304,991	73,375	264,068	1,374,919
Life	104,715	71,125	181,756	(833)	(71,632)	136,417
Questar	—	(16)	—	—	—	110,633
Legacy	133,586	56,056	144,730	—	14,263	19,666
	1,288,373	3,592,117	3,631,477	72,542	206,699	1,641,635
2012:
Annuities	821,192	3,514,953	2,571,623	84,879	729,277	1,278,880
Life	93,795	67,509	93,390	(518)	(58,368)	111,170
Questar	—	(20)	—	—	—	90,580
Legacy	134,170	49,964	140,829	—	13,441	24,849
	1,049,157	3,632,406	2,805,842	84,361	684,350	1,505,479
2011:
Annuities	705,258	3,418,279	3,778,871	(243,100)	(729,330)	1,418,231
Life	84,421	58,941	76,137	(1,538)	(22,646)	69,361
Questar	—	(39)	—	—	—	87,037
Legacy	136,516	42,835	114,422	—	16,825	18,934
	926,195	3,520,016	3,969,430	(244,638)	(735,151)	1,593,563
* See note 10 for aggregate gross amortization of deferred sales inducements.
** See note 9 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

98

Schedule III

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Reinsurance

Years ended December 31, 2013, 2012, and 2011

(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Years ended	amount	companies	companies	amount	to net
December 31, 2013:
Life insurance in force	$26,107,972	17,815,125	80,931	8,373,778	1.0%
Premiums and policy fees:
Life	$149,803	42,857	606	107,552	0.6%
Annuities	1,046,313	(1,966)	(468)	1,047,811	—
Accident and health	184,288	78,876	27,598	133,010	20.7
Total premiums and policy fees	$1,380,404	119,767	27,736	1,288,373	2.2%
December 31, 2012:
Life insurance in force	$24,257,515	16,420,252	91,346	7,928,609	1.2%
Premiums and policy fees:
Life	$138,180	42,900	851	96,131	0.9%
Annuities	819,359	27	(318)	819,014	—
Accident and health	189,659	81,257	25,610	134,012	19.1
Total premiums and policy fees	$1,147,198	124,184	26,143	1,049,157	2.5%
December 31, 2011:
Life insurance in force	$22,944,148	14,794,998	94,733	8,243,883	1.1%
Premiums and policy fees:
Life	$129,223	42,649	878	87,452	1.0%
Annuities	701,350	(2,116)	(442)	703,024	(0.1)
Accident and health	204,838	91,457	22,338	135,719	16.5
Total premiums and policy fees	$1,035,411	131,990	22,774	926,195	2.5%

The Life and Annuities categories above are prescribed splits based on product and will differ from the results of the Life and Individual
Annuity segments.
See accompanying report of independent registered public accounting firm.

99

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG
KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 24, 2014

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 2,175	$ 3,200	$ 2,907	$ 445	$ -	$ 381,862
Total Assets	2,175	3,200	2,907	445	-	381,862

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,175	3,200	2,907	445	-	381,862

Contract Owners' Equity:
Contracts in Accumulation Period	2,123	3,188	2,907	445	-	381,818
Contracts in Annuity Payment Period	52	12	-	-	-	44
Total Contract Owners' Equity	$ 2,175	$ 3,200	$ 2,907	$ 445	$ -	$ 381,862

Investment Shares	30	51	158	14	-	24,796
Investments at Cost	$ 1,614	$ 2,752	$ 2,832	$ 362	$ -	$ 318,580

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund

Assets:
Investments at Net Asset Value	$ 492,419	$ 139,769	$ -	$ 241,085	$ 337,001	$ 476,676
Total Assets	492,419	139,769	-	241,085	337,001	476,676

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	492,419	139,769	-	241,085	337,001	476,676

Contract Owners' Equity:
Contracts in Accumulation Period	492,418	139,769	-	241,048	336,903	476,676
Contracts in Annuity Payment Period	1	-	-	37	98	-
Total Contract Owners' Equity	$ 492,419	$ 139,769	$ -	$ 241,085	$ 337,001	$ 476,676

Investment Shares	25,958	11,795	-	16,345	14,243	34,392
Investments at Cost	$ 333,219	$ 99,876	$ -	$ 165,761	$ 252,297	$ 399,730

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 82,334	$ 1,219,558	$ 84,676	$ 751,359	$ 269,690	$ 319,287
Total Assets	82,334	1,219,558	84,676	751,359	269,690	319,287

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	82,334	1,219,558	84,676	751,359	269,690	319,287

Contract Owners' Equity:
Contracts in Accumulation Period	82,334	1,219,456	84,676	751,341	269,600	319,267
Contracts in Annuity Payment Period	-	102	-	18	90	20
Total Contract Owners' Equity	$ 82,334	$ 1,219,558	$ 84,676	$ 751,359	$ 269,690	$ 319,287

Investment Shares	7,067	68,284	5,107	47,766	17,388	17,148
Investments at Cost	$ 76,448	$ 964,511	$ 71,188	$ 599,084	$ 200,318	$ 253,210

	AZL JPMorgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund

Assets:
Investments at Net Asset Value	$ 356,250	$ 236,482	$ 276,868	$ 349,096	$ 152,925	$ 762,103
Total Assets	356,250	236,482	276,868	349,096	152,925	762,103

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	356,250	236,482	276,868	349,096	152,925	762,103

Contract Owners' Equity:
Contracts in Accumulation Period	356,179	236,458	276,851	349,070	152,869	760,825
Contracts in Annuity Payment Period	71	24	17	26	56	1,278
Total Contract Owners' Equity	$ 356,250	$ 236,482	$ 276,868	$ 349,096	$ 152,925	$ 762,103

Investment Shares	19,041	16,264	12,998	29,140	6,818	762,103
Investments at Cost	$ 292,803	$ 163,194	$ 179,681	$ 280,625	$ 118,895	$ 762,103

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund

Assets:
Investments at Net Asset Value	$ 80,311	$ 428,378	$ 138,775	$ 621,042	$ 191,116	$ 1,188,726
Total Assets	80,311	428,378	138,775	621,042	191,116	1,188,726

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	80,311	428,378	138,775	621,042	191,116	1,188,726

Contract Owners' Equity:
Contracts in Accumulation Period	80,291	428,364	138,775	621,042	191,116	1,188,335
Contracts in Annuity Payment Period	20	14	-	-	-	391
Total Contract Owners' Equity	$ 80,311	$ 428,378	$ 138,775	$ 621,042	$ 191,116	$ 1,188,726

Investment Shares	8,145	23,181	11,536	51,667	15,425	94,194
Investments at Cost	$ 70,212	$ 308,952	$ 126,234	$ 555,600	$ 172,759	$ 1,015,822

	AZL MVP Fusion Balanced Fund (Pre-Merger)	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Fusion Moderate Fund (Pre-Merger)	AZL MVP Growth Index Strategy Fund

Assets:
Investments at Net Asset Value	$ -	$ 243,933	$ 892,283	$ 2,522,035	$ -	$ 682,445
Total Assets	-	243,933	892,283	2,522,035	-	682,445

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	243,933	892,283	2,522,035	-	682,445

Contract Owners' Equity:
Contracts in Accumulation Period	-	243,933	891,851	2,521,841	-	682,445
Contracts in Annuity Payment Period	-	-	432	194	-	-
Total Contract Owners' Equity	$ -	$ 243,933	$ 892,283	$ 2,522,035	$ -	$ 682,445

Investment Shares	-	19,468	71,554	198,899	-	51,583
Investments at Cost	$ -	$ 223,172	$ 742,978	$ 2,080,246	$ -	$ 596,428

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund

Assets:
Investments at Net Asset Value	$ 275,377	$ 353	$ 202,364	$ 11,548	$ 3,537	$ 3,012
Total Assets	275,377	353	202,364	11,548	3,537	3,012

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	275,377	353	202,364	11,548	3,537	3,012

Contract Owners' Equity:
Contracts in Accumulation Period	275,377	353	202,355	11,548	3,537	3,012
Contracts in Annuity Payment Period	-	-	9	-	-	-
Total Contract Owners' Equity	$ 275,377	$ 353	$ 202,364	$ 11,548	$ 3,537	$ 3,012

Investment Shares	20,643	27	12,824	1,181	214	205
Investments at Cost	$ 244,334	$ 334	$ 148,124	$ 11,694	$ 2,927	$ 2,610

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Assets:
Investments at Net Asset Value	$ 582,190	$ 29,590	$ 207,562	$ 234,313	$ 497,502	$ 819
Total Assets	582,190	29,590	207,562	234,313	497,502	819

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	582,190	29,590	207,562	234,313	497,502	819

Contract Owners' Equity:
Contracts in Accumulation Period	582,017	29,522	207,562	234,313	497,356	819
Contracts in Annuity Payment Period	173	68	-	-	146	-
Total Contract Owners' Equity	$ 582,190	$ 29,590	$ 207,562	$ 234,313	$ 497,502	$ 819

Investment Shares	45,192	3,789	26,610	14,972	31,408	76
Investments at Cost	$ 408,606	$ 17,357	$ 187,245	$ 152,471	$ 338,395	$ 759

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio

Assets:
Investments at Net Asset Value	$ 2,092,902	$ 529	$ 62,774	$ 875	$ 68,263	$ 407
Total Assets	2,092,902	529	62,774	875	68,263	407

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,092,902	529	62,774	875	68,263	407

Contract Owners' Equity:
Contracts in Accumulation Period	2,092,872	529	62,713	862	68,258	407
Contracts in Annuity Payment Period	30	-	61	13	5	-
Total Contract Owners' Equity	$ 2,092,902	$ 529	$ 62,774	$ 875	$ 68,263	$ 407

Investment Shares	134,333	20	3,397	34	4,527	39
Investments at Cost	$ 1,864,819	$ 486	$ 41,260	$ 557	$ 48,396	$ 466

	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio

Assets:
Investments at Net Asset Value	$ 61,460	$ 90	$ 4,812	$ 387	$ 28,631	$ 94,432
Total Assets	61,460	90	4,812	387	28,631	94,432

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	61,460	90	4,812	387	28,631	94,432

Contract Owners' Equity:
Contracts in Accumulation Period	61,417	90	4,812	387	28,631	94,432
Contracts in Annuity Payment Period	43	-	-	-	-	-
Total Contract Owners' Equity	$ 61,460	$ 90	$ 4,812	$ 387	$ 28,631	$ 94,432

Investment Shares	4,559	2	510	43	2,390	8,009
Investments at Cost	$ 47,943	$ 81	$ 4,824	$ 382	$ 25,260	$ 84,716

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund

Assets:
Investments at Net Asset Value	$ 358	$ 441	$ 117,243	$ 236,441	$ 280,866	$ 1,355,220
Total Assets	358	441	117,243	236,441	280,866	1,355,220

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	358	441	117,243	236,441	280,866	1,355,220

Contract Owners' Equity:
Contracts in Accumulation Period	358	441	117,075	235,485	280,717	1,354,099
Contracts in Annuity Payment Period	-	-	168	956	149	1,121
Total Contract Owners' Equity	$ 358	$ 441	$ 117,243	$ 236,441	$ 280,866	$ 1,355,220

Investment Shares	10	40	8,362	14,887	41,088	83,988
Investments at Cost	$ 362	$ 464	$ 148,952	$ 209,125	$ 263,535	$ 1,241,594

	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund

Assets:
Investments at Net Asset Value	$ 144,568	$ 317,905	$ 75,873	$ 135,999	$ 478	$ 173,221
Total Assets	144,568	317,905	75,873	135,999	478	173,221

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	144,568	317,905	75,873	135,999	478	173,221

Contract Owners' Equity:
Contracts in Accumulation Period	144,400	317,063	75,704	135,794	478	173,221
Contracts in Annuity Payment Period	168	842	169	205	-	-
Total Contract Owners' Equity	$ 144,568	$ 317,905	$ 75,873	$ 135,999	$ 478	$ 173,221

Investment Shares	6,979	11,431	3,144	4,915	39	23,345
Investments at Cost	$ 105,974	$ 195,844	$ 46,150	$ 93,125	$ 478	$ 163,965

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Franklin U.S. Government Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund

Assets:
Investments at Net Asset Value	$ 386,979	$ 5,282	$ 180	$ 1,083	$ 2,278	$ 291
Total Assets	386,979	5,282	180	1,083	2,278	291

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	386,979	5,282	180	1,083	2,278	291

Contract Owners' Equity:
Contracts in Accumulation Period	386,452	5,274	180	1,083	2,278	265
Contracts in Annuity Payment Period	527	8	-	-	-	26
Total Contract Owners' Equity	$ 386,979	$ 5,282	$ 180	$ 1,083	$ 2,278	$ 291

Investment Shares	30,464	105	9	89	59	11
Investments at Cost	$ 397,971	$ 3,613	$ 162	$ 1,132	$ 1,495	$ 191

	Invesco V.I. International Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 591	$ 2,122	$ 335	$ 124	$ 123	$ 478
Total Assets	591	2,122	335	124	123	478

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	591	2,122	335	124	123	478

Contract Owners' Equity:
Contracts in Accumulation Period	591	2,122	335	124	123	478
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 591	$ 2,122	$ 335	$ 124	$ 123	$ 478

Investment Shares	17	160	45	23	9	45
Investments at Cost	$ 314	$ 1,823	$ 311	$ 118	$ 104	$ 431

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio

Assets:
Investments at Net Asset Value	$ 913	$ 12,890	$ 115	$ 205	$ 155	$ 187
Total Assets	913	12,890	115	205	155	187

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	913	12,890	115	205	155	187

Contract Owners' Equity:
Contracts in Accumulation Period	913	12,890	115	205	155	187
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 913	$ 12,890	$ 115	$ 205	$ 155	$ 187

Investment Shares	34	355	10	19	7	14
Investments at Cost	$ 812	$ 8,090	$ 69	$ 208	$ 70	$ 172

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund

Assets:
Investments at Net Asset Value	$ 241	$ 197	$ 929	$ 171	$ 362	$ 706,233
Total Assets	241	197	929	171	362	706,233

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	241	197	929	171	362	706,233

Contract Owners' Equity:
Contracts in Accumulation Period	241	197	929	171	362	705,870
Contracts in Annuity Payment Period	-	-	-	-	-	363
Total Contract Owners' Equity	$ 241	$ 197	$ 929	$ 171	$ 362	$ 706,233

Investment Shares	28	16	43	13	11	32,593
Investments at Cost	$ 235	$ 186	$ 830	$ 173	$ 346	$ 537,205

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Oppenheimer Global Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio

Assets:
Investments at Net Asset Value	$ 78,948	$ 5,952	$ 1,012	$ 62,684	$ 476,338	$ 596,231
Total Assets	78,948	5,952	1,012	62,684	476,338	596,231

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	78,948	5,952	1,012	62,684	476,338	596,231

Contract Owners' Equity:
Contracts in Accumulation Period	78,812	5,952	1,012	62,616	476,199	596,174
Contracts in Annuity Payment Period	136	-	-	68	139	57
Total Contract Owners' Equity	$ 78,948	$ 5,952	$ 1,012	$ 62,684	$ 476,338	$ 596,231

Investment Shares	1,932	1,106	380	2,007	38,151	54,801
Investments at Cost	$ 48,870	$ 6,124	$ 951	$ 37,980	$ 385,600	$ 603,698

	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio

Assets:
Investments at Net Asset Value	$ 119,719	$ 184,380	$ 76,097	$ 110,809	$ 70,046	$ 269,541
Total Assets	119,719	184,380	76,097	110,809	70,046	269,541

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	119,719	184,380	76,097	110,809	70,046	269,541

Contract Owners' Equity:
Contracts in Accumulation Period	119,719	184,380	76,097	110,744	70,046	269,541
Contracts in Annuity Payment Period	-	-	-	65	-	-
Total Contract Owners' Equity	$ 119,719	$ 184,380	$ 76,097	$ 110,809	$ 70,046	$ 269,541

Investment Shares	20,020	13,719	7,805	8,980	7,508	23,790
Investments at Cost	$ 165,999	$ 187,712	$ 78,040	$ 121,337	$ 74,076	$ 295,998

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio

Assets:
Investments at Net Asset Value	$ 713,827	$ 1,301	$ 503,864	$ 1,286,559	$ 210,810	$ 8,489
Total Assets	713,827	1,301	503,864	1,286,559	210,810	8,489

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	713,827	1,301	503,864	1,286,559	210,810	8,489

Contract Owners' Equity:
Contracts in Accumulation Period	713,736	1,301	503,752	1,286,403	210,810	8,489
Contracts in Annuity Payment Period	91	-	112	156	-	-
Total Contract Owners' Equity	$ 713,827	$ 1,301	$ 503,864	$ 1,286,559	$ 210,810	$ 8,489

Investment Shares	88,454	123	39,989	117,173	20,567	1,367
Investments at Cost	$ 691,218	$ 1,306	$ 548,566	$ 1,309,791	$ 212,051	$ 8,170

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 1,782	$ 1,498	$ 565	$ 192,860	$ 865,674	$ 522,336
Total Assets	1,782	1,498	565	192,860	865,674	522,336

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,782	1,498	565	192,860	865,674	522,336

Contract Owners' Equity:
Contracts in Accumulation Period	1,782	1,498	565	192,593	865,463	521,705
Contracts in Annuity Payment Period	-	-	-	267	211	631
Total Contract Owners' Equity	$ 1,782	$ 1,498	$ 565	$ 192,860	$ 865,674	$ 522,336

Investment Shares	96	53	19	11,067	46,493	34,195
Investments at Cost	$ 1,459	$ 1,300	$ 473	$ 156,300	$ 866,040	$ 412,260

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

Total All Funds

Assets:
Investments at Net Asset Value	$ 28,713,339
Total Assets	28,713,339

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-
Total Liabilities	-
Net Assets:	28,713,339

Contract Owners' Equity:
Contracts in Accumulation Period	28,703,159
Contracts in Annuity Payment Period	10,180
Total Contract Owners' Equity	$ 28,713,339

Investment Shares	2,799,764
Investments at Cost	$ 24,706,480

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund
					(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 7	$ 23	$ 9	$ -	$ -	$ 6,013

Expenses:
Mortality and Expense Risk Charges	29	42	48	7	709	6,656
Investment Income (Loss), Net	(22)	(19)	(39)	(7)	(709)	(643)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	224	-	-	54	-	1,004
Realized Gains (Losses) on Sales of Investments, Net	58	(3)	(68)	16	8,463	8,954
Realized Gains (Losses) on Investments, Net	282	(3)	(68)	70	8,463	9,958
Net Change in Unrealized Appreciation
(Depreciation) on Investments	311	842	915	50	(2,203)	26,615
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	593	839	847	120	6,260	36,573
Net Increase (Decrease) in Net Assets From Operations	$ 571	$ 820	$ 808	$ 113	$ 5,551	$ 35,930

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 2,275	$ 802	$ 1,177	$ 896	$ 1,722	$ 6,954

Expenses:
Mortality and Expense Risk Charges	8,536	2,268	1,393	4,249	5,094	7,005
Investment Income (Loss), Net	(6,261)	(1,466)	(216)	(3,353)	(3,372)	(51)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	12,865	-	1,024	2,948
Realized Gains (Losses) on Sales of Investments, Net	21,578	8,206	12,100	11,736	14,868	9,206
Realized Gains (Losses) on Investments, Net	21,578	8,206	24,965	11,736	15,892	12,154
Net Change in Unrealized Appreciation
(Depreciation) on Investments	101,564	26,396	(6,913)	52,451	50,232	47,884
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	123,142	34,602	18,052	64,187	66,124	60,038
Net Increase (Decrease) in Net Assets From Operations	$ 116,881	$ 33,136	$ 17,836	$ 60,834	$ 62,752	$ 59,987

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 621	$ 12,665	$ 1,477	$ 5,789	$ 2,299	$ 3,690

Expenses:
Mortality and Expense Risk Charges	1,228	18,775	1,311	11,873	4,702	6,164
Investment Income (Loss), Net	(607)	(6,110)	166	(6,084)	(2,403)	(2,474)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	2,385	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	1,327	23,399	2,276	21,643	12,384	9,110
Realized Gains (Losses) on Investments, Net	1,327	25,784	2,276	21,643	12,384	9,110
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,417	157,663	10,201	100,634	51,150	37,980
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	4,744	183,447	12,477	122,277	63,534	47,090
Net Increase (Decrease) in Net Assets From Operations	$ 4,137	$ 177,337	$ 12,643	$ 116,193	$ 61,131	$ 44,616

	AZL JPMorgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 7,383	$ 1,935	$ 1,987	$ 4,721	$ 879	$ -

Expenses:
Mortality and Expense Risk Charges	6,815	4,147	5,191	6,242	2,302	15,350
Investment Income (Loss), Net	568	(2,212)	(3,204)	(1,521)	(1,423)	(15,350)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	2,053	16
Realized Gains (Losses) on Sales of Investments, Net	8,065	10,491	16,752	9,973	6,000	-
Realized Gains (Losses) on Investments, Net	8,065	10,491	16,752	9,973	8,053	16
Net Change in Unrealized Appreciation
(Depreciation) on Investments	45,820	50,511	50,257	77,249	25,562	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	53,885	61,002	67,009	87,222	33,615	16
Net Increase (Decrease) in Net Assets From Operations	$ 54,453	$ 58,790	$ 63,805	$ 85,701	$ 32,192	$ (15,334)

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 3,434	$ 1,844	$ -	$ -	$ -	$ 19,502

Expenses:
Mortality and Expense Risk Charges	1,756	7,834	1,568	6,856	1,644	20,432
Investment Income (Loss), Net	1,678	(5,990)	(1,568)	(6,856)	(1,644)	(930)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	10,402	25	170	16	-
Realized Gains (Losses) on Sales of Investments, Net	3,643	19,835	752	2,016	634	21,971
Realized Gains (Losses) on Investments, Net	3,643	30,237	777	2,186	650	21,971
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,743)	91,607	11,124	58,199	16,861	75,157
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,100)	121,844	11,901	60,385	17,511	97,128
Net Increase (Decrease) in Net Assets From Operations	$ 578	$ 115,854	$ 10,333	$ 53,529	$ 15,867	$ 96,198

	AZL MVP Fusion Balanced Fund (Pre-Merger)	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Fusion Moderate Fund (Pre-Merger)	AZL MVP Growth Index Strategy Fund
	(A)				(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 204	$ 5,138	$ 11,120	$ 33,753	$ 196	$ -

Expenses:
Mortality and Expense Risk Charges	617	4,398	18,334	41,064	1,138	6,421
Investment Income (Loss), Net	(413)	740	(7,214)	(7,311)	(942)	(6,421)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	454	2,422	-	-	1,033	118
Realized Gains (Losses) on Sales of Investments, Net	8,553	5,248	18,307	40,425	18,563	2,268
Realized Gains (Losses) on Investments, Net	9,007	7,670	18,307	40,425	19,596	2,386
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,915)	5,599	116,674	240,456	(6,065)	77,970
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	6,092	13,269	134,981	280,881	13,531	80,356
Net Increase (Decrease) in Net Assets From Operations	$ 5,679	$ 14,009	$ 127,767	$ 273,570	$ 12,589	$ 73,935

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 5	$ -	$ 35	$ 29	$ 43

Expenses:
Mortality and Expense Risk Charges	2,312	-	2,964	111	4	2
Investment Income (Loss), Net	(2,312)	5	(2,964)	(76)	25	41
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	31	-	1,670	17	-	75
Realized Gains (Losses) on Sales of Investments, Net	1,314	-	8,444	(41)	67	73
Realized Gains (Losses) on Investments, Net	1,345	-	10,114	(24)	67	148
Net Change in Unrealized Appreciation
(Depreciation) on Investments	28,892	19	46,987	(147)	588	327
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	30,237	19	57,101	(171)	655	475
Net Increase (Decrease) in Net Assets From Operations	$ 27,925	$ 24	$ 54,137	$ (247)	$ 680	$ 516

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 6,279	$ 311	$ 1,666	$ 1,974	$ 3,909	$ 9

Expenses:
Mortality and Expense Risk Charges	9,931	444	4,550	4,063	9,329	1
Investment Income (Loss), Net	(3,652)	(133)	(2,884)	(2,089)	(5,420)	8
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	2,832	-	11
Realized Gains (Losses) on Sales of Investments, Net	33,244	1,894	3,239	15,474	29,459	1
Realized Gains (Losses) on Investments, Net	33,244	1,894	3,239	18,306	29,459	12
Net Change in Unrealized Appreciation
(Depreciation) on Investments	99,149	(2,986)	(10,399)	48,488	86,073	60
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	132,393	(1,092)	(7,160)	66,794	115,532	72
Net Increase (Decrease) in Net Assets From Operations	$ 128,741	$ (1,225)	$ (10,044)	$ 64,705	$ 110,112	$ 80

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 21,210	$ -	$ -	$ -	$ 361	$ 5

Expenses:
Mortality and Expense Risk Charges	36,424	1	1,156	15	1,353	8
Investment Income (Loss), Net	(15,214)	(1)	(1,156)	(15)	(992)	(3)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	84,287	22	-	8	-	-
Realized Gains (Losses) on Sales of Investments, Net	32,610	-	3,147	42	3,006	(5)
Realized Gains (Losses) on Investments, Net	116,897	22	3,147	50	3,006	(5)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	133,175	43	19,639	147	13,694	(5)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	250,072	65	22,786	197	16,700	(10)
Net Increase (Decrease) in Net Assets From Operations	$ 234,858	$ 64	$ 21,630	$ 182	$ 15,708	$ (13)

	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 492	$ 1	$ 77	$ 2	$ 229	$ 917

Expenses:
Mortality and Expense Risk Charges	1,137	-	7	1	428	1,270
Investment Income (Loss), Net	(645)	1	70	1	(199)	(353)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4,159	-	12	-	153	3,121
Realized Gains (Losses) on Sales of Investments, Net	2,829	2	(1)	-	552	1,549
Realized Gains (Losses) on Investments, Net	6,988	2	11	-	705	4,670
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,332	9	(13)	2	2,505	6,998
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	16,320	11	(2)	2	3,210	11,668
Net Increase (Decrease) in Net Assets From Operations	$ 15,675	$ 12	$ 68	$ 3	$ 3,011	$ 11,315

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ 18	$ 5,789	$ 5,994	$ 20,484	$ 77,115

Expenses:
Mortality and Expense Risk Charges	-	1	2,341	3,644	5,271	21,461
Investment Income (Loss), Net	1	17	3,448	2,350	15,213	55,654
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	39	4	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	1	(7)	(4,122)	1,225	5,939	11,831
Realized Gains (Losses) on Investments, Net	40	(3)	(4,122)	1,225	5,939	11,831
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3)	(14)	884	50,305	(4,963)	66,913
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	37	(17)	(3,238)	51,530	976	78,744
Net Increase (Decrease) in Net Assets From Operations	$ 38	$ -	$ 210	$ 53,880	$ 16,189	$ 134,398

	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,524	$ 4,903	$ 920	$ -	$ 21	$ 19,876

Expenses:
Mortality and Expense Risk Charges	2,505	5,349	1,401	2,214	1	3,706
Investment Income (Loss), Net	(981)	(446)	(481)	(2,214)	20	16,170
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	1,163	7,781	4	28,986
Realized Gains (Losses) on Sales of Investments, Net	4,485	16,569	4,151	4,375	(16)	3,533
Realized Gains (Losses) on Investments, Net	4,485	16,569	5,314	12,156	(12)	32,519
Net Change in Unrealized Appreciation
(Depreciation) on Investments	27,620	54,682	15,167	27,487	(3)	(16,680)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	32,105	71,251	20,481	39,643	(15)	15,839
Net Increase (Decrease) in Net Assets From Operations	$ 31,124	$ 70,805	$ 20,000	$ 37,429	$ 5	$ 32,009

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Franklin U.S. Government Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 12,446	$ 18	$ -	$ 15	$ 30	$ 4

Expenses:
Mortality and Expense Risk Charges	7,790	79	-	2	39	4
Investment Income (Loss), Net	4,656	(61)	-	13	(9)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	29	-	2
Realized Gains (Losses) on Sales of Investments, Net	(3,002)	190	2	(6)	112	8
Realized Gains (Losses) on Investments, Net	(3,002)	190	2	23	112	10
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(19,610)	1,422	18	(49)	430	59
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(22,612)	1,612	20	(26)	542	69
Net Increase (Decrease) in Net Assets From Operations	$ (17,956)	$ 1,551	$ 20	$ (13)	$ 533	$ 69

	Invesco V.I. International Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 7	$ 21	$ -	$ -	$ 1	$ -

Expenses:
Mortality and Expense Risk Charges	10	4	-	-	-	1
Investment Income (Loss), Net	(3)	17	-	-	1	(1)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	10	5
Realized Gains (Losses) on Sales of Investments, Net	38	24	2	-	11	-
Realized Gains (Losses) on Investments, Net	38	24	2	-	21	5
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	288	22	5	19	46
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	92	312	24	5	40	51
Net Increase (Decrease) in Net Assets From Operations	$ 89	$ 329	$ 24	$ 5	$ 41	$ 50

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ 2	$ 2	$ 3	$ 2

Expenses:
Mortality and Expense Risk Charges	1	239	2	-	3	-
Investment Income (Loss), Net	(1)	(239)	-	2	-	2
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	1	685	1	-	45	-
Realized Gains (Losses) on Investments, Net	7	685	1	-	45	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	100	2,987	14	(3)	4	14
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	107	3,672	15	(3)	49	14
Net Increase (Decrease) in Net Assets From Operations	$ 106	$ 3,433	$ 15	$ (1)	$ 49	$ 16

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 1	$ 10	$ 2	$ 5	$ 13,796

Expenses:
Mortality and Expense Risk Charges	-	-	2	-	1	12,354
Investment Income (Loss), Net	-	1	8	2	4	1,442
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	24	-	-	1	4	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	19	(2)	2	25,131
Realized Gains (Losses) on Investments, Net	24	-	19	(1)	6	25,131
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6	11	91	(3)	15	119,989
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	30	11	110	(4)	21	145,120
Net Increase (Decrease) in Net Assets From Operations	$ 30	$ 12	$ 118	$ (2)	$ 25	$ 146,562

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Oppenheimer Global Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,053	$ 286	$ 1	$ 648	$ 9,864	$ 29,170

Expenses:
Mortality and Expense Risk Charges	1,519	113	1	1,161	9,106	11,427
Investment Income (Loss), Net	(466)	173	-	(513)	758	17,743
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	5,246	(23)	-	3,749	13,791	1,792
Realized Gains (Losses) on Investments, Net	5,246	(23)	-	3,749	13,791	1,792
Net Change in Unrealized Appreciation
(Depreciation) on Investments	11,924	(273)	59	11,772	56,954	(31,239)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	17,170	(296)	59	15,521	70,745	(29,447)
Net Increase (Decrease) in Net Assets From Operations	$ 16,704	$ (123)	$ 59	$ 15,008	$ 71,503	$ (11,704)

	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 2,450	$ 10,233	$ 1,095	$ 1,319	$ 1,048	$ 9,855

Expenses:
Mortality and Expense Risk Charges	2,834	3,744	1,160	2,382	789	5,198
Investment Income (Loss), Net	(384)	6,489	(65)	(1,063)	259	4,657
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	1,609	202	782	464	-
Realized Gains (Losses) on Sales of Investments, Net	(13,692)	1,450	(503)	(2,140)	(339)	(4,608)
Realized Gains (Losses) on Investments, Net	(13,692)	3,059	(301)	(1,358)	125	(4,608)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,263)	(28,579)	(3,220)	(11,286)	(4,756)	(30,837)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(24,955)	(25,520)	(3,521)	(12,644)	(4,631)	(35,445)
Net Increase (Decrease) in Net Assets From Operations	$ (25,339)	$ (19,031)	$ (3,586)	$ (13,707)	$ (4,372)	$ (30,788)

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 34,427	$ 11	$ 9,286	$ 30,536	$ 919	$ -

Expenses:
Mortality and Expense Risk Charges	10,986	2	10,618	25,402	2,572	167
Investment Income (Loss), Net	23,441	9	(1,332)	5,134	(1,653)	(167)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	4,131	11,336	770	-
Realized Gains (Losses) on Sales of Investments, Net	7,297	(7)	(3,607)	4,311	709	(80)
Realized Gains (Losses) on Investments, Net	7,297	(7)	524	15,647	1,479	(80)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,713)	(5)	(67,017)	(76,203)	(5,162)	1,438
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	584	(12)	(66,493)	(60,556)	(3,683)	1,358
Net Increase (Decrease) in Net Assets From Operations	$ 24,025	$ (3)	$ (67,825)	$ (55,422)	$ (5,336)	$ 1,191
	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 14	$ -	$ 4,469	$ 39,797	$ 12,946

Expenses:
Mortality and Expense Risk Charges	3	3	1	3,039	14,264	8,630
Investment Income (Loss), Net	(3)	11	(1)	1,430	25,533	4,316
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	23	-	10,258	-
Realized Gains (Losses) on Sales of Investments, Net	43	14	6	2,896	2,030	16,490
Realized Gains (Losses) on Investments, Net	43	14	29	2,896	12,288	16,490
Net Change in Unrealized Appreciation
(Depreciation) on Investments	305	188	92	30,361	(39,621)	95,371
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	348	202	121	33,257	(27,333)	111,861
Net Increase (Decrease) in Net Assets From Operations	$ 345	$ 213	$ 120	$ 34,687	$ (1,800)	$ 116,177

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2013
(In thousands)

Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 538,506

Expenses:
Mortality and Expense Risk Charges	491,255
Investment Income (Loss), Net	47,251
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	201,244
Realized Gains (Losses) on Sales of Investments, Net	601,698
Realized Gains (Losses) on Investments, Net	802,942
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,290,703
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,093,645
Net Increase (Decrease) in Net Assets From Operations	$ 3,140,896

(A)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(B)	Period from January 1, 2013 through November 15, 2013 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (22)	$ (11)	$ (19)	$ (10)	$ (39)	$ (50)
Realized Gains (Losses) on Investments, Net	282	37	(3)	(87)	(68)	(221)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	311	255	842	334	915	646
Net Increase (Decrease) in Net Assets
From Operations	571	281	820	237	808	375

Contract Transactions-All Products
Purchase Payments	1	-	-	-	-	-
Transfers Between Funds	(35)	(101)	(34)	(253)	(243)	(59)
Surrenders and Terminations	(165)	(169)	(179)	(313)	(306)	(428)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(1)	(2)	(1)	(2)	(2)	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(200)	(272)	(214)	(568)	(551)	(489)
Increase (Decrease) in Net Assets	371	9	606	(331)	257	(114)
Net Assets at Beginning of Period	1,804	1,795	2,594	2,925	2,650	2,764
Net Assets at End of Period	$ 2,175	$ 1,804	$ 3,200	$ 2,594	$ 2,907	$ 2,650

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2013	2012	2013 (A)	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (7)	$ (6)	$ (709)	$ (2,249)	$ (643)	$ (1,554)
Realized Gains (Losses) on Investments, Net	70	84	8,463	219	9,958	5,517
Net Change in Unrealized Appreciation
(Depreciation) on Investments	50	(43)	(2,203)	5,727	26,615	19,723
Net Increase (Decrease) in Net Assets
From Operations	113	35	5,551	3,697	35,930	23,686

Contract Transactions-All Products
Purchase Payments	-	-	88	3,295	7,623	17,994
Transfers Between Funds	-	(8)	(99,716)	5,587	33,727	20,587
Surrenders and Terminations	(40)	(14)	(3,927)	(10,993)	(16,710)	(11,346)
Rescissions	-	-	-	(60)	(188)	(477)
Bonus (Recapture)	-	-	-	18	44	209
Contract Maintenance Charge	-	-	(10)	(32)	(74)	(75)
Rider charge	-	-	(18)	(44)	(2,115)	(1,742)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(40)	(22)	(103,583)	(2,229)	22,307	25,150
Increase (Decrease) in Net Assets	73	13	(98,032)	1,468	58,237	48,836
Net Assets at Beginning of Period	372	359	98,032	96,564	323,625	274,789
Net Assets at End of Period	$ 445	$ 372	$ -	$ 98,032	$ 381,862	$ 323,625

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2013	2012	2013	2012	2013 (B)	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,261)	$ (7,422)	$ (1,466)	$ (1,254)	$ (216)	$ (1,101)
Realized Gains (Losses) on Investments, Net	21,578	9,416	8,206	2,276	24,965	2,306
Net Change in Unrealized Appreciation
(Depreciation) on Investments	101,564	35,359	26,396	10,119	(6,913)	4,238
Net Increase (Decrease) in Net Assets
From Operations	116,881	37,353	33,136	11,141	17,836	5,443

Contract Transactions-All Products
Purchase Payments	28,475	27,473	13,075	12,804	682	6,491
Transfers Between Funds	8,958	22,417	7,446	2,373	(81,181)	4,785
Surrenders and Terminations	(41,339)	(33,590)	(10,052)	(6,860)	(6,371)	(5,835)
Rescissions	(386)	(636)	(94)	(298)	(9)	(268)
Bonus (Recapture)	159	141	103	63	5	37
Contract Maintenance Charge	(99)	(101)	(23)	(21)	(19)	(17)
Rider charge	(849)	(514)	(392)	(213)	(116)	(111)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,081)	15,190	10,063	7,848	(87,009)	5,082
Increase (Decrease) in Net Assets	111,800	52,543	43,199	18,989	(69,173)	10,525
Net Assets at Beginning of Period	380,619	328,076	96,570	77,581	69,173	58,648
Net Assets at End of Period	$ 492,419	$ 380,619	$ 139,769	$ 96,570	$ -	$ 69,173

	AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,353)	$ (3,115)	$ (3,372)	$ (3,123)	$ (51)	$ 2,065
Realized Gains (Losses) on Investments, Net	11,736	3,877	15,892	5,761	12,154	3,836
Net Change in Unrealized Appreciation
(Depreciation) on Investments	52,451	23,446	50,232	19,593	47,884	31,792
Net Increase (Decrease) in Net Assets
From Operations	60,834	24,208	62,752	22,231	59,987	37,693

Contract Transactions-All Products
Purchase Payments	9,745	9,260	1,292	6,245	14,804	23,679
Transfers Between Funds	10,080	16,133	91,109	14,151	81,007	15,263
Surrenders and Terminations	(25,760)	(21,168)	(27,504)	(23,198)	(15,208)	(10,307)
Rescissions	(191)	(161)	(24)	(61)	(214)	(590)
Bonus (Recapture)	95	39	5	65	117	166
Contract Maintenance Charge	(52)	(51)	(56)	(57)	(90)	(85)
Rider charge	(245)	(119)	(171)	(134)	(4,107)	(3,182)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6,328)	3,933	64,651	(2,989)	76,309	24,944
Increase (Decrease) in Net Assets	54,506	28,141	127,403	19,242	136,296	62,637
Net Assets at Beginning of Period	186,579	158,438	209,598	190,356	340,380	277,743
Net Assets at End of Period	$ 241,085	$ 186,579	$ 337,001	$ 209,598	$ 476,676	$ 340,380

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL Gateway Fund		AZL Growth Index Strategy Fund		AZL International Index Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (607)	$ (732)	$ (6,110)	$ (5,301)	$ 166	$ 26
Realized Gains (Losses) on Investments, Net	1,327	581	25,784	10,907	2,276	(214)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,417	1,273	157,663	77,177	10,201	7,930
Net Increase (Decrease) in Net Assets
From Operations	4,137	1,122	177,337	82,783	12,643	7,742

Contract Transactions-All Products
Purchase Payments	3,832	5,740	24,629	62,822	14,249	10,090
Transfers Between Funds	22,415	5,306	203,309	64,899	3,302	263
Surrenders and Terminations	(3,039)	(1,130)	(42,717)	(26,848)	(3,912)	(3,104)
Rescissions	(1)	(163)	(158)	(1,103)	(168)	(130)
Bonus (Recapture)	8	33	103	287	52	26
Contract Maintenance Charge	(12)	(11)	(201)	(194)	(14)	(12)
Rider charge	(580)	(467)	(8,884)	(6,669)	(288)	(139)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	22,623	9,308	176,081	93,194	13,221	6,994
Increase (Decrease) in Net Assets	26,760	10,430	353,418	175,977	25,864	14,736
Net Assets at Beginning of Period	55,574	45,144	866,140	690,163	58,812	44,076
Net Assets at End of Period	$ 82,334	$ 55,574	$ 1,219,558	$ 866,140	$ 84,676	$ 58,812

	AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,084)	$ (2,308)	$ (2,403)	$ (1,102)	$ (2,474)	$ (1,097)
Realized Gains (Losses) on Investments, Net	21,643	8,436	12,384	2,636	9,110	2,849
Net Change in Unrealized Appreciation
(Depreciation) on Investments	100,634	34,422	51,150	18,429	37,980	30,427
Net Increase (Decrease) in Net Assets
From Operations	116,193	40,550	61,131	19,963	44,616	32,179

Contract Transactions-All Products
Purchase Payments	12,243	22,122	12,795	8,277	11,196	9,907
Transfers Between Funds	198,842	22,946	34,355	18,481	18,536	10,252
Surrenders and Terminations	(43,246)	(27,961)	(29,348)	(23,373)	(29,438)	(24,273)
Rescissions	(185)	(537)	(139)	(196)	(237)	(178)
Bonus (Recapture)	61	139	71	28	68	67
Contract Maintenance Charge	(124)	(113)	(58)	(55)	(66)	(73)
Rider charge	(3,522)	(2,396)	(258)	(124)	(292)	(187)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	164,069	14,200	17,418	3,038	(233)	(4,485)
Increase (Decrease) in Net Assets	280,262	54,750	78,549	23,001	44,383	27,694
Net Assets at Beginning of Period	471,097	416,347	191,141	168,140	274,904	247,210
Net Assets at End of Period	$ 751,359	$ 471,097	$ 269,690	$ 191,141	$ 319,287	$ 274,904

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 568	$ (848)	$ (2,212)	$ (2,086)	$ (3,204)	$ (2,936)
Realized Gains (Losses) on Investments, Net	8,065	(1,308)	10,491	3,257	16,752	8,334
Net Change in Unrealized Appreciation
(Depreciation) on Investments	45,820	46,154	50,511	18,555	50,257	25,085
Net Increase (Decrease) in Net Assets
From Operations	54,453	43,998	58,790	19,726	63,805	30,483

Contract Transactions-All Products
Purchase Payments	8,382	8,636	8,326	7,762	7,372	6,960
Transfers Between Funds	28,728	40,429	23,682	31,433	15,171	20,262
Surrenders and Terminations	(36,916)	(33,348)	(22,586)	(20,779)	(29,869)	(23,446)
Rescissions	(115)	(229)	(97)	(234)	(72)	(360)
Bonus (Recapture)	33	56	96	72	45	36
Contract Maintenance Charge	(78)	(81)	(50)	(48)	(55)	(59)
Rider charge	(216)	(113)	(203)	(98)	(176)	(82)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(182)	15,350	9,168	18,108	(7,584)	3,311
Increase (Decrease) in Net Assets	54,271	59,348	67,958	37,834	56,221	33,794
Net Assets at Beginning of Period	301,979	242,631	168,524	130,690	220,647	186,853
Net Assets at End of Period	$ 356,250	$ 301,979	$ 236,482	$ 168,524	$ 276,868	$ 220,647

	AZL MFS Value Fund		AZL Mid Cap Index Fund		AZL Money Market Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,521)	$ (2,020)	$ (1,423)	$ (1,211)	$ (15,350)	$ (15,372)
Realized Gains (Losses) on Investments, Net	9,973	(3,326)	8,053	2,758	16	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	77,249	36,736	25,562	9,204	-	1
Net Increase (Decrease) in Net Assets
From Operations	85,701	31,390	32,192	10,751	(15,334)	(15,371)

Contract Transactions-All Products
Purchase Payments	10,934	8,851	22,883	16,689	349,958	425,234
Transfers Between Funds	35,141	41,421	12,222	4,559	(191,489)	(198,574)
Surrenders and Terminations	(41,863)	(39,204)	(7,535)	(4,779)	(198,599)	(181,437)
Rescissions	(149)	(119)	(569)	(263)	(3,028)	(20,466)
Bonus (Recapture)	89	66	134	68	2,525	2,192
Contract Maintenance Charge	(81)	(81)	(23)	(19)	(245)	(238)
Rider charge	(245)	(119)	(450)	(186)	(2,795)	(2,204)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,826	10,815	26,662	16,069	(43,673)	24,507
Increase (Decrease) in Net Assets	89,527	42,205	58,854	26,820	(59,007)	9,136
Net Assets at Beginning of Period	259,569	217,364	94,071	67,251	821,110	811,974
Net Assets at End of Period	$ 349,096	$ 259,569	$ 152,925	$ 94,071	$ 762,103	$ 821,110

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012 (C)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,678	$ (350)	$ (5,990)	$ (7,138)	$ (1,568)	$ 341
Realized Gains (Losses) on Investments, Net	3,643	2,013	30,237	23,854	777	351
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,743)	17,099	91,607	1,949	11,124	1,417
Net Increase (Decrease) in Net Assets
From Operations	578	18,762	115,854	18,665	10,333	2,109

Contract Transactions-All Products
Purchase Payments	773	1,801	13,649	16,352	57,091	58,624
Transfers Between Funds	1,956	1,258	8,606	14,576	11,192	9,625
Surrenders and Terminations	(8,202)	(6,912)	(39,462)	(30,735)	(1,973)	(5,479)
Rescissions	(2)	(30)	(165)	(559)	(1,198)	(1,018)
Bonus (Recapture)	2	16	96	110	515	403
Contract Maintenance Charge	(18)	(20)	(90)	(92)	(19)	-
Rider charge	(67)	(74)	(451)	(271)	(1,155)	(275)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,558)	(3,961)	(17,817)	(619)	64,453	61,880
Increase (Decrease) in Net Assets	(4,980)	14,801	98,037	18,046	74,786	63,989
Net Assets at Beginning of Period	85,291	70,490	330,341	312,295	63,989	-
Net Assets at End of Period	$ 80,311	$ 85,291	$ 428,378	$ 330,341	$ 138,775	$ 63,989

	AZL MVP BlackRock Global Allocation Fund		AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund
	2013	2012 (C)	2013	2012 (D)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,856)	$ 864	$ (1,644)	$ 303	$ (930)	$ 693
Realized Gains (Losses) on Investments, Net	2,186	682	650	212	21,971	9,999
Net Change in Unrealized Appreciation
(Depreciation) on Investments	58,199	7,243	16,861	1,496	75,157	69,774
Net Increase (Decrease) in Net Assets
From Operations	53,529	8,789	15,867	2,011	96,198	80,466

Contract Transactions-All Products
Purchase Payments	250,234	278,826	101,716	42,788	55,607	45,602
Transfers Between Funds	29,626	24,843	32,713	4,462	156,523	32,758
Surrenders and Terminations	(6,027)	(6,561)	(959)	(5,127)	(66,331)	(53,150)
Rescissions	(2,878)	(5,446)	(595)	(1,260)	(1,083)	(1,739)
Bonus (Recapture)	1,452	1,309	580	208	614	380
Contract Maintenance Charge	(77)	-	(12)	-	(238)	(230)
Rider charge	(5,152)	(1,425)	(1,170)	(106)	(6,282)	(4,304)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	267,178	291,546	132,273	40,965	138,810	19,317
Increase (Decrease) in Net Assets	320,707	300,335	148,140	42,976	235,008	99,783
Net Assets at Beginning of Period	300,335	-	42,976	-	953,718	853,935
Net Assets at End of Period	$ 621,042	$ 300,335	$ 191,116	$ 42,976	$ 1,188,726	$ 953,718

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL MVP Fusion Balanced Fund (Pre-Merger)		AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund
	2013 (A)	2012 (C)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (413)	$ 599	$ 740	$ (189)	$ (7,214)	$ (5,075)
Realized Gains (Losses) on Investments, Net	9,007	1,159	7,670	3,707	18,307	(622)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,915)	2,915	5,599	14,270	116,674	81,325
Net Increase (Decrease) in Net Assets
From Operations	5,679	4,673	14,009	17,788	127,767	75,628

Contract Transactions-All Products
Purchase Payments	28,819	106,267	17,414	15,496	13,415	14,886
Transfers Between Funds	(143,974)	8,237	(11,129)	38,426	49,626	83,263
Surrenders and Terminations	(1,163)	(5,739)	(13,471)	(8,091)	(93,118)	(77,770)
Rescissions	(227)	(2,458)	(65)	(432)	(242)	(288)
Bonus (Recapture)	199	660	178	86	92	117
Contract Maintenance Charge	(10)	-	(45)	(42)	(220)	(238)
Rider charge	(455)	(508)	(1,901)	(1,573)	(238)	(122)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(116,811)	106,459	(9,019)	43,870	(30,685)	19,848
Increase (Decrease) in Net Assets	(111,132)	111,132	4,990	61,658	97,082	95,476
Net Assets at Beginning of Period	111,132	-	238,943	177,285	795,201	699,725
Net Assets at End of Period	$ -	$ 111,132	$ 243,933	$ 238,943	$ 892,283	$ 795,201

	AZL MVP Fusion Moderate Fund		AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund
	2013	2012	2013 (A)	2012 (C)	2013	2012 (C)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (7,311)	$ (4,169)	$ (942)	$ 869	$ (6,421)	$ 688
Realized Gains (Losses) on Investments, Net	40,425	14,421	19,596	2,353	2,386	891
Net Change in Unrealized Appreciation
(Depreciation) on Investments	240,456	168,731	(6,065)	6,065	77,970	8,047
Net Increase (Decrease) in Net Assets
From Operations	273,570	178,983	12,589	9,287	73,935	9,626

Contract Transactions-All Products
Purchase Payments	155,618	96,992	58,920	192,005	330,257	212,395
Transfers Between Funds	309,613	72,216	(272,889)	12,575	59,066	18,034
Surrenders and Terminations	(119,625)	(93,402)	(715)	(6,565)	(4,650)	(6,275)
Rescissions	(1,476)	(2,979)	(760)	(4,092)	(2,931)	(4,616)
Bonus (Recapture)	991	708	431	1,026	2,344	1,026
Contract Maintenance Charge	(504)	(503)	(24)	-	(62)	-
Rider charge	(16,522)	(12,083)	(830)	(958)	(4,649)	(1,055)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	328,095	60,949	(215,867)	193,991	379,375	219,509
Increase (Decrease) in Net Assets	601,665	239,932	(203,278)	203,278	453,310	229,135
Net Assets at Beginning of Period	1,920,370	1,680,438	203,278	-	229,135	-
Net Assets at End of Period	$ 2,522,035	$ 1,920,370	$ -	$ 203,278	$ 682,445	$ 229,135

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2013	2012 (C)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,312)	$ 123	$ 5	$ -	$ (2,964)	$ (1,056)
Realized Gains (Losses) on Investments, Net	1,345	364	-	-	10,114	2,083
Net Change in Unrealized Appreciation
(Depreciation) on Investments	28,892	2,151	19	-	46,987	5,071
Net Increase (Decrease) in Net Assets
From Operations	27,925	2,638	24	-	54,137	6,098

Contract Transactions-All Products
Purchase Payments	124,470	70,663	309	15	5,271	4,692
Transfers Between Funds	53,252	6,406	21	-	106,169	2,200
Surrenders and Terminations	(1,535)	(5,490)	(16)	-	(14,581)	(4,147)
Rescissions	(660)	(1,486)	-	-	(13)	(89)
Bonus (Recapture)	859	355	-	-	15	27
Contract Maintenance Charge	(21)	-	-	-	(30)	(11)
Rider charge	(1,664)	(335)	-	-	(122)	(60)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	174,701	70,113	314	15	96,709	2,612
Increase (Decrease) in Net Assets	202,626	72,751	338	15	150,846	8,710
Net Assets at Beginning of Period	72,751	-	15	-	51,518	42,808
Net Assets at End of Period	$ 275,377	$ 72,751	$ 353	$ 15	$ 202,364	$ 51,518

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2013	2012 (E)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (76)	$ (5)	$ 25	$ 5	$ 41	$ 14
Realized Gains (Losses) on Investments, Net	(24)	(1)	67	(7)	148	19
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(147)	2	588	28	327	79
Net Increase (Decrease) in Net Assets
From Operations	(247)	(4)	680	26	516	112

Contract Transactions-All Products
Purchase Payments	6,293	1,317	773	1,203	908	715
Transfers Between Funds	3,133	1,376	611	168	455	265
Surrenders and Terminations	(223)	(6)	(73)	(29)	(119)	(67)
Rescissions	(86)	(6)	(13)	-	(13)	-
Bonus (Recapture)	51	18	-	-	-	-
Contract Maintenance Charge	(1)	-	-	-	-	-
Rider charge	(64)	(3)	(9)	(3)	(12)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9,103	2,696	1,289	1,339	1,219	908
Increase (Decrease) in Net Assets	8,856	2,692	1,969	1,365	1,735	1,020
Net Assets at Beginning of Period	2,692	-	1,568	203	1,277	257
Net Assets at End of Period	$ 11,548	$ 2,692	$ 3,537	$ 1,568	$ 3,012	$ 1,277

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,652)	$ (3,632)	$ (133)	$ (133)	$ (2,884)	$ (3,105)
Realized Gains (Losses) on Investments, Net	33,244	12,116	1,894	3,611	3,239	15,604
Net Change in Unrealized Appreciation
(Depreciation) on Investments	99,149	37,930	(2,986)	2,525	(10,399)	25,979
Net Increase (Decrease) in Net Assets
From Operations	128,741	46,414	(1,225)	6,003	(10,044)	38,478

Contract Transactions-All Products
Purchase Payments	38,362	31,798	385	86	1,706	4,726
Transfers Between Funds	36,423	44,664	(579)	(562)	1,198	6,248
Surrenders and Terminations	(49,075)	(40,333)	(3,544)	(2,718)	(23,405)	(23,222)
Rescissions	(689)	(469)	-	-	(81)	(114)
Bonus (Recapture)	178	214	-	-	1	24
Contract Maintenance Charge	(115)	(112)	(15)	(18)	(53)	(65)
Rider charge	(813)	(359)	-	-	(191)	(210)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	24,271	35,403	(3,753)	(3,212)	(20,825)	(12,613)
Increase (Decrease) in Net Assets	153,012	81,817	(4,978)	2,791	(30,869)	25,865
Net Assets at Beginning of Period	429,178	347,361	34,568	31,777	238,431	212,566
Net Assets at End of Period	$ 582,190	$ 429,178	$ 29,590	$ 34,568	$ 207,562	$ 238,431

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,089)	$ (2,713)	$ (5,420)	$ (6,589)	$ 8	$ -
Realized Gains (Losses) on Investments, Net	18,306	5,461	29,459	9,669	12	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	48,488	16,950	86,073	31,790	60	-
Net Increase (Decrease) in Net Assets
From Operations	64,705	19,698	110,112	34,870	80	-

Contract Transactions-All Products
Purchase Payments	3,304	12,535	14,041	13,526	580	49
Transfers Between Funds	15,886	15,364	28,012	63,596	111	-
Surrenders and Terminations	(22,496)	(17,933)	(57,208)	(56,298)	(1)	-
Rescissions	(36)	(160)	(173)	(301)	-	-
Bonus (Recapture)	20	110	65	68	-	-
Contract Maintenance Charge	(46)	(45)	(122)	(123)	-	-
Rider charge	(200)	(145)	(443)	(263)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,568)	9,726	(15,828)	20,205	690	49
Increase (Decrease) in Net Assets	61,137	29,424	94,284	55,075	770	49
Net Assets at Beginning of Period	173,176	143,752	403,218	348,143	49	-
Net Assets at End of Period	$ 234,313	$ 173,176	$ 497,502	$ 403,218	$ 819	$ 49

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2013	2012	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (15,214)	$ (6,085)	$ (1)	$ -	$ (1,156)	$ (1,029)
Realized Gains (Losses) on Investments, Net	116,897	15,101	22	-	3,147	(264)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	133,175	129,541	43	-	19,639	8,502
Net Increase (Decrease) in Net Assets
From Operations	234,858	138,557	64	-	21,630	7,209

Contract Transactions-All Products
Purchase Payments	67,553	152,711	252	8	7	19
Transfers Between Funds	(46,344)	18,393	205	-	515	2,474
Surrenders and Terminations	(76,271)	(56,932)	-	-	(10,130)	(7,616)
Rescissions	(966)	(2,743)	-	-	-	-
Bonus (Recapture)	329	854	-	-	-	-
Contract Maintenance Charge	(422)	(433)	-	-	(20)	(21)
Rider charge	(16,671)	(14,149)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(72,792)	97,701	457	8	(9,628)	(5,144)
Increase (Decrease) in Net Assets	162,066	236,258	521	8	12,002	2,065
Net Assets at Beginning of Period	1,930,836	1,694,578	8	-	50,772	48,707
Net Assets at End of Period	$ 2,092,902	$ 1,930,836	$ 529	$ 8	$ 62,774	$ 50,772

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (15)	$ (15)	$ (992)	$ (84)	$ (3)	$ (3)
Realized Gains (Losses) on Investments, Net	50	27	3,006	1,392	(5)	(52)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	147	40	13,694	6,832	(5)	152
Net Increase (Decrease) in Net Assets
From Operations	182	52	15,708	8,140	(13)	97

Contract Transactions-All Products
Purchase Payments	-	-	19	249	-	-
Transfers Between Funds	(7)	(12)	3,167	5,205	-	(133)
Surrenders and Terminations	(136)	(92)	(7,489)	(7,782)	(67)	(174)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	(3)	3	-	-
Contract Maintenance Charge	(1)	(1)	(16)	(18)	-	(1)
Rider charge	-	-	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(144)	(105)	(4,323)	(2,344)	(67)	(308)
Increase (Decrease) in Net Assets	38	(53)	11,385	5,796	(80)	(211)
Net Assets at Beginning of Period	837	890	56,878	51,082	487	698
Net Assets at End of Period	$ 875	$ 837	$ 68,263	$ 56,878	$ 407	$ 487

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2013	2012	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (645)	$ (196)	$ 1	$ -	$ 70	$ 1
Realized Gains (Losses) on Investments, Net	6,988	4,324	2	-	11	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,332	1,342	9	-	(13)	1
Net Increase (Decrease) in Net Assets
From Operations	15,675	5,470	12	-	68	2

Contract Transactions-All Products
Purchase Payments	29	21	61	38	2,861	198
Transfers Between Funds	1,839	5,249	(18)	-	1,813	104
Surrenders and Terminations	(10,178)	(9,580)	(1)	(2)	(132)	(2)
Rescissions	-	(5)	-	-	(100)	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(18)	(20)	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(8,328)	(4,335)	42	36	4,442	300
Increase (Decrease) in Net Assets	7,347	1,135	54	36	4,510	302
Net Assets at Beginning of Period	54,113	52,978	36	-	302	-
Net Assets at End of Period	$ 61,460	$ 54,113	$ 90	$ 36	$ 4,812	$ 302

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2013	2012 (E)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1	$ -	$ (199)	$ (95)	$ (353)	$ (154)
Realized Gains (Losses) on Investments, Net	-	-	705	85	4,670	403
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2	3	2,505	1,310	6,998	4,137
Net Increase (Decrease) in Net Assets
From Operations	3	3	3,011	1,300	11,315	4,386

Contract Transactions-All Products
Purchase Payments	321	62	2,487	2,819	3,262	9,002
Transfers Between Funds	51	-	2,334	4,103	25,184	7,424
Surrenders and Terminations	(53)	-	(706)	(725)	(3,191)	(1,318)
Rescissions	-	-	-	(91)	(1)	(234)
Bonus (Recapture)	-	-	14	15	37	48
Contract Maintenance Charge	-	-	(5)	(5)	(16)	(13)
Rider charge	-	-	(225)	(179)	(729)	(504)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	319	62	3,899	5,937	24,546	14,405
Increase (Decrease) in Net Assets	322	65	6,910	7,237	35,861	18,791
Net Assets at Beginning of Period	65	-	21,721	14,484	58,571	39,780
Net Assets at End of Period	$ 387	$ 65	$ 28,631	$ 21,721	$ 94,432	$ 58,571

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund
	2013	2012 (E)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1	$ -	$ 17	$ 9	$ 3,448	$ (2,174)
Realized Gains (Losses) on Investments, Net	40	1	(3)	2	(4,122)	(6,558)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3)	(1)	(14)	(9)	884	33,301
Net Increase (Decrease) in Net Assets
From Operations	38	-	-	2	210	24,569

Contract Transactions-All Products
Purchase Payments	290	19	281	187	113	126
Transfers Between Funds	48	-	(115)	158	11,297	19,428
Surrenders and Terminations	(11)	(1)	(72)	-	(17,485)	(18,652)
Rescissions	(25)	-	-	-	-	(4)
Bonus (Recapture)	-	-	-	-	-	2
Contract Maintenance Charge	-	-	-	-	(43)	(44)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	302	18	94	345	(6,118)	856
Increase (Decrease) in Net Assets	340	18	94	347	(5,908)	25,425
Net Assets at Beginning of Period	18	-	347	-	123,151	97,726
Net Assets at End of Period	$ 358	$ 18	$ 441	$ 347	$ 117,243	$ 123,151

	Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund		Franklin Income Securities Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 2,350	$ 2,801	$ 15,213	$ 13,637	$ 55,654	$ 41,543
Realized Gains (Losses) on Investments, Net	1,225	(4,183)	5,939	3,584	11,831	2,873
Net Change in Unrealized Appreciation
(Depreciation) on Investments	50,305	21,736	(4,963)	16,877	66,913	46,142
Net Increase (Decrease) in Net Assets
From Operations	53,880	20,354	16,189	34,098	134,398	90,558

Contract Transactions-All Products
Purchase Payments	985	521	2,719	5,226	144,184	142,786
Transfers Between Funds	4,758	10,990	4,420	13,021	134,940	168,715
Surrenders and Terminations	(25,691)	(27,096)	(26,499)	(25,568)	(112,366)	(103,271)
Rescissions	-	(3)	(29)	(159)	(1,190)	(3,483)
Bonus (Recapture)	-	1	12	38	887	835
Contract Maintenance Charge	(88)	(97)	(77)	(80)	(290)	(270)
Rider charge	-	-	(898)	(843)	(3,782)	(1,606)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(20,036)	(15,684)	(20,352)	(8,365)	162,383	203,706
Increase (Decrease) in Net Assets	33,844	4,670	(4,163)	25,733	296,781	294,264
Net Assets at Beginning of Period	202,597	197,927	285,029	259,296	1,058,439	764,175
Net Assets at End of Period	$ 236,441	$ 202,597	$ 280,866	$ 285,029	$ 1,355,220	$ 1,058,439

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (981)	$ (1,194)	$ (446)	$ (401)	$ (481)	$ (745)
Realized Gains (Losses) on Investments, Net	4,485	1,504	16,569	8,486	5,314	1,579
Net Change in Unrealized Appreciation
(Depreciation) on Investments	27,620	11,225	54,682	16,022	15,167	7,994
Net Increase (Decrease) in Net Assets
From Operations	31,124	11,535	70,805	24,107	20,000	8,828

Contract Transactions-All Products
Purchase Payments	402	192	1,264	297	63	36
Transfers Between Funds	9,851	14,949	25,458	32,064	2,413	6,229
Surrenders and Terminations	(17,344)	(19,306)	(42,514)	(39,678)	(9,469)	(9,789)
Rescissions	-	(5)	(49)	(24)	-	-
Bonus (Recapture)	-	-	-	1	-	-
Contract Maintenance Charge	(45)	(50)	(91)	(96)	(19)	(21)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,136)	(4,220)	(15,932)	(7,436)	(7,012)	(3,545)
Increase (Decrease) in Net Assets	23,988	7,315	54,873	16,671	12,988	5,283
Net Assets at Beginning of Period	120,580	113,265	263,032	246,361	62,885	57,602
Net Assets at End of Period	$ 144,568	$ 120,580	$ 317,905	$ 263,032	$ 75,873	$ 62,885

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2013	2012	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,214)	$ (2,052)	$ 20	$ -	$ 16,170	$ 879
Realized Gains (Losses) on Investments, Net	12,156	10,378	(12)	-	32,519	2,799
Net Change in Unrealized Appreciation
(Depreciation) on Investments	27,487	1,184	(3)	2	(16,680)	15,320
Net Increase (Decrease) in Net Assets
From Operations	37,429	9,510	5	2	32,009	18,998

Contract Transactions-All Products
Purchase Payments	113	78	349	128	317	2,274
Transfers Between Funds	3,936	5,036	47	33	(9,438)	(4,500)
Surrenders and Terminations	(14,841)	(13,664)	(85)	(1)	(10,955)	(8,938)
Rescissions	-	(6)	-	-	(2)	(40)
Bonus (Recapture)	-	-	-	-	2	15
Contract Maintenance Charge	(44)	(49)	-	-	(39)	(46)
Rider charge	-	-	-	-	(70)	(74)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,836)	(8,605)	311	160	(20,185)	(11,309)
Increase (Decrease) in Net Assets	26,593	905	316	162	11,824	7,689
Net Assets at Beginning of Period	109,406	108,501	162	-	161,397	153,708
Net Assets at End of Period	$ 135,999	$ 109,406	$ 478	$ 162	$ 173,221	$ 161,397

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Franklin U.S. Government Fund		Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 4,656	$ 3,938	$ (61)	$ (56)	$ -	$ -
Realized Gains (Losses) on Investments, Net	(3,002)	3,172	190	43	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(19,610)	(6,920)	1,422	69	18	-
Net Increase (Decrease) in Net Assets
From Operations	(17,956)	190	1,551	56	20	-

Contract Transactions-All Products
Purchase Payments	14,497	43,010	-	5	139	15
Transfers Between Funds	(31,915)	3,421	(112)	3,308	9	-
Surrenders and Terminations	(45,622)	(50,915)	(658)	(354)	(1)	(2)
Rescissions	(176)	(1,146)	-	-	-	-
Bonus (Recapture)	121	319	-	-	-	-
Contract Maintenance Charge	(127)	(135)	(4)	(3)	-	-
Rider charge	(1,222)	(960)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(64,444)	(6,406)	(774)	2,956	147	13
Increase (Decrease) in Net Assets	(82,400)	(6,216)	777	3,012	167	13
Net Assets at Beginning of Period	469,379	475,595	4,505	1,493	13	-
Net Assets at End of Period	$ 386,979	$ 469,379	$ 5,282	$ 4,505	$ 180	$ 13

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2013	2012 (E)	2013	2012 (G)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 13	$ 1	$ -	$ (18)	$ (9)	$ (18)
Realized Gains (Losses) on Investments, Net	23	-	-	(170)	112	45
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(49)	1	-	639	430	217
Net Increase (Decrease) in Net Assets
From Operations	(13)	2	-	451	533	244

Contract Transactions-All Products
Purchase Payments	955	220	-	-	-	-
Transfers Between Funds	(33)	-	-	(3,427)	(65)	(31)
Surrenders and Terminations	(47)	(1)	-	(113)	(284)	(248)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	(1)	(2)	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	875	219	-	(3,541)	(351)	(281)
Increase (Decrease) in Net Assets	862	221	-	(3,090)	182	(37)
Net Assets at Beginning of Period	221	-	-	3,090	2,096	2,133
Net Assets at End of Period	$ 1,083	$ 221	$ -	$ -	$ 2,278	$ 2,096

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund		Ivy Funds VIP Asset Strategy Portfolio
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (3)	$ (2)	$ 17	$ -
Realized Gains (Losses) on Investments, Net	10	7	38	23	24	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59	25	54	50	288	11
Net Increase (Decrease) in Net Assets
From Operations	69	32	89	71	329	12

Contract Transactions-All Products
Purchase Payments	-	-	-	-	1,697	363
Transfers Between Funds	-	(7)	-	(7)	(83)	(65)
Surrenders and Terminations	(9)	(47)	(71)	(47)	(130)	(1)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9)	(54)	(71)	(54)	1,484	297
Increase (Decrease) in Net Assets	60	(22)	18	17	1,813	309
Net Assets at Beginning of Period	231	253	573	556	309	-
Net Assets at End of Period	$ 291	$ 231	$ 591	$ 573	$ 2,122	$ 309

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ 1	$ -
Realized Gains (Losses) on Investments, Net	2	-	-	-	21	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	22	1	5	1	19	-
Net Increase (Decrease) in Net Assets
From Operations	24	1	5	1	41	-

Contract Transactions-All Products
Purchase Payments	244	24	120	45	122	54
Transfers Between Funds	49	-	(21)	-	(32)	-
Surrenders and Terminations	(7)	-	(1)	-	(62)	-
Rescissions	-	-	(25)	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	286	24	73	45	28	54
Increase (Decrease) in Net Assets	310	25	78	46	69	54
Net Assets at Beginning of Period	25	-	46	-	54	-
Net Assets at End of Period	$ 335	$ 25	$ 124	$ 46	$ 123	$ 54
See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1)	$ -	$ (1)	$ -	$ (239)	$ (223)
Realized Gains (Losses) on Investments, Net	5	-	7	-	685	277
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46	1	100	1	2,987	1,182
Net Increase (Decrease) in Net Assets
From Operations	50	1	106	1	3,433	1,236

Contract Transactions-All Products
Purchase Payments	299	15	546	10	-	6
Transfers Between Funds	115	-	250	-	698	1,802
Surrenders and Terminations	-	(2)	-	-	(1,840)	(1,946)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	(4)	(4)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	414	13	796	10	(1,146)	(142)
Increase (Decrease) in Net Assets	464	14	902	11	2,287	1,094
Net Assets at Beginning of Period	14	-	11	-	10,603	9,509
Net Assets at End of Period	$ 478	$ 14	$ 913	$ 11	$ 12,890	$ 10,603

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2013	2012	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 2	$ 2	$ -	$ -	$ (1)
Realized Gains (Losses) on Investments, Net	1	11	-	-	45	14
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14	7	(3)	-	4	17
Net Increase (Decrease) in Net Assets
From Operations	15	20	(1)	-	49	30

Contract Transactions-All Products
Purchase Payments	-	-	184	31	-	-
Transfers Between Funds	-	(2)	(8)	-	(2)	(2)
Surrenders and Terminations	(2)	(39)	(1)	-	(94)	(33)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2)	(41)	175	31	(96)	(35)
Increase (Decrease) in Net Assets	13	(21)	174	31	(47)	(5)
Net Assets at Beginning of Period	102	123	31	-	202	207
Net Assets at End of Period	$ 115	$ 102	$ 205	$ 31	$ 155	$ 202

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 2	$ -	$ -	$ -	$ 1	$ -
Realized Gains (Losses) on Investments, Net	-	-	24	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14	1	6	-	11	-
Net Increase (Decrease) in Net Assets
From Operations	16	1	30	-	12	-

Contract Transactions-All Products
Purchase Payments	132	11	153	-	140	-
Transfers Between Funds	31	-	59	-	46	-
Surrenders and Terminations	(2)	(2)	(1)	-	(1)	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	161	9	211	-	185	-
Increase (Decrease) in Net Assets	177	10	241	-	197	-
Net Assets at Beginning of Period	10	-	-	-	-	-
Net Assets at End of Period	$ 187	$ 10	$ 241	$ -	$ 197	$ -

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 8	$ -	$ 2	$ -	$ 4	$ -
Realized Gains (Losses) on Investments, Net	19	-	(1)	-	6	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	91	8	(3)	1	15	1
Net Increase (Decrease) in Net Assets
From Operations	118	8	(2)	1	25	1

Contract Transactions-All Products
Purchase Payments	284	9	223	63	240	69
Transfers Between Funds	312	198	(36)	-	56	-
Surrenders and Terminations	-	-	(78)	-	(29)	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	596	207	109	63	267	69
Increase (Decrease) in Net Assets	714	215	107	64	292	70
Net Assets at Beginning of Period	215	-	64	-	70	-
Net Assets at End of Period	$ 929	$ 215	$ 171	$ 64	$ 362	$ 70

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Mutual Shares Securities Fund		Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2013	2012	2013	2012	2013	2012 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,442	$ 882	$ (466)	$ 76	$ 173	$ (17)
Realized Gains (Losses) on Investments, Net	25,131	4,578	5,246	2,291	(23)	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	119,989	53,105	11,924	9,513	(273)	102
Net Increase (Decrease) in Net Assets
From Operations	146,562	58,565	16,704	11,880	(123)	86

Contract Transactions-All Products
Purchase Payments	28,473	22,573	24	27	66	1
Transfers Between Funds	52,096	81,437	1,855	4,666	901	6,367
Surrenders and Terminations	(85,842)	(75,362)	(11,944)	(11,652)	(1,161)	(183)
Rescissions	(180)	(356)	-	(4)	-	-
Bonus (Recapture)	265	155	-	-	-	-
Contract Maintenance Charge	(173)	(177)	(22)	(24)	(2)	-
Rider charge	(549)	(290)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,910)	27,980	(10,087)	(6,987)	(196)	6,185
Increase (Decrease) in Net Assets	140,652	86,545	6,617	4,893	(319)	6,271
Net Assets at Beginning of Period	565,581	479,036	72,331	67,438	6,271	-
Net Assets at End of Period	$ 706,233	$ 565,581	$ 78,948	$ 72,331	$ 5,952	$ 6,271

	Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA
	2013	2012 (H)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 821	$ -	$ -	$ (513)	$ (594)
Realized Gains (Losses) on Investments, Net	-	(3,962)	-	-	3,749	2,036
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	3,715	59	1	11,772	5,914
Net Increase (Decrease) in Net Assets
From Operations	-	574	59	1	15,008	7,356

Contract Transactions-All Products
Purchase Payments	-	4	878	16	17	19
Transfers Between Funds	-	(4,851)	66	-	2,208	3,658
Surrenders and Terminations	-	(1,352)	(8)	-	(9,182)	(8,533)
Rescissions	-	-	-	-	-	(5)
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	(2)	-	-	(21)	(22)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(6,201)	936	16	(6,978)	(4,883)
Increase (Decrease) in Net Assets	-	(5,627)	995	17	8,030	2,473
Net Assets at Beginning of Period	-	5,627	17	-	54,654	52,181
Net Assets at End of Period	$ -	$ -	$ 1,012	$ 17	$ 62,684	$ 54,654

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 758	$ (5,171)	$ 17,743	$ 19,345	$ (384)	$ 1,117
Realized Gains (Losses) on Investments, Net	13,791	3,993	1,792	1,692	(13,692)	(1,524)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	56,954	32,942	(31,239)	40,097	(11,263)	5,851
Net Increase (Decrease) in Net Assets
From Operations	71,503	31,764	(11,704)	61,134	(25,339)	5,444

Contract Transactions-All Products
Purchase Payments	3,538	6,618	70,003	90,059	2,457	3,627
Transfers Between Funds	10,989	31,790	(35,102)	82,176	(2,273)	(958)
Surrenders and Terminations	(55,133)	(53,239)	(38,861)	(32,010)	(13,836)	(13,223)
Rescissions	(29)	(70)	(513)	(1,687)	(58)	(25)
Bonus (Recapture)	23	16	741	520	1	16
Contract Maintenance Charge	(122)	(142)	(128)	(108)	(34)	(44)
Rider charge	(237)	(201)	(4,084)	(2,819)	(170)	(195)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(40,971)	(15,228)	(7,944)	136,131	(13,913)	(10,802)
Increase (Decrease) in Net Assets	30,532	16,536	(19,648)	197,265	(39,252)	(5,358)
Net Assets at Beginning of Period	445,806	429,270	615,879	418,614	158,971	164,329
Net Assets at End of Period	$ 476,338	$ 445,806	$ 596,231	$ 615,879	$ 119,719	$ 158,971

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 6,489	$ 6,493	$ (65)	$ (259)	$ (1,063)	$ (482)
Realized Gains (Losses) on Investments, Net	3,059	3,370	(301)	527	(1,358)	9,751
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(28,579)	20,812	(3,220)	1,758	(11,286)	(2,497)
Net Increase (Decrease) in Net Assets
From Operations	(19,031)	30,675	(3,586)	2,026	(13,707)	6,772

Contract Transactions-All Products
Purchase Payments	3,509	4,508	18,499	22,772	944	2,190
Transfers Between Funds	(9,083)	3,616	3,357	9,260	(4,821)	(4,452)
Surrenders and Terminations	(11,373)	(11,297)	(2,256)	(1,338)	(9,139)	(10,010)
Rescissions	(214)	(242)	(214)	(397)	(57)	(163)
Bonus (Recapture)	14	38	100	176	4	11
Contract Maintenance Charge	(47)	(53)	(16)	(9)	(30)	(36)
Rider charge	(1,217)	(1,192)	(647)	(373)	(468)	(455)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18,411)	(4,622)	18,823	30,091	(13,567)	(12,915)
Increase (Decrease) in Net Assets	(37,442)	26,053	15,237	32,117	(27,274)	(6,143)
Net Assets at Beginning of Period	221,822	195,769	60,860	28,743	138,083	144,226
Net Assets at End of Period	$ 184,380	$ 221,822	$ 76,097	$ 60,860	$ 110,809	$ 138,083

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2013	2012 (D)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 259	$ 315	$ 4,657	$ 5,989	$ 23,441	$ 18,487
Realized Gains (Losses) on Investments, Net	125	8	(4,608)	1,213	7,297	4,462
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,756)	726	(30,837)	13,623	(6,713)	28,748
Net Increase (Decrease) in Net Assets
From Operations	(4,372)	1,049	(30,788)	20,825	24,025	51,697

Contract Transactions-All Products
Purchase Payments	38,057	27,371	11,907	31,179	99,205	116,583
Transfers Between Funds	7,856	1,857	(26,651)	862	67,163	76,133
Surrenders and Terminations	(324)	(141)	(10,533)	(8,550)	(37,424)	(30,853)
Rescissions	(570)	(446)	(346)	(708)	(1,343)	(3,014)
Bonus (Recapture)	247	140	55	160	713	711
Contract Maintenance Charge	(7)	-	(68)	(71)	(128)	(97)
Rider charge	(591)	(80)	(3,153)	(2,954)	(3,998)	(2,286)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	44,668	28,701	(28,789)	19,918	124,188	157,177
Increase (Decrease) in Net Assets	40,296	29,750	(59,577)	40,743	148,213	208,874
Net Assets at Beginning of Period	29,750	-	329,118	288,375	565,614	356,740
Net Assets at End of Period	$ 70,046	$ 29,750	$ 269,541	$ 329,118	$ 713,827	$ 565,614

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2013	2012 (E)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 9	$ -	$ (1,332)	$ (5,037)	$ 5,134	$ 8,546
Realized Gains (Losses) on Investments, Net	(7)	-	524	41,992	15,647	35,588
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5)	-	(67,017)	(1,662)	(76,203)	46,869
Net Increase (Decrease) in Net Assets
From Operations	(3)	-	(67,825)	35,293	(55,422)	91,003

Contract Transactions-All Products
Purchase Payments	1,607	77	51,053	101,555	118,244	198,693
Transfers Between Funds	(444)	120	(67,914)	69,677	(122,362)	180,694
Surrenders and Terminations	(54)	(2)	(45,554)	(50,696)	(106,641)	(105,212)
Rescissions	-	-	(632)	(2,267)	(1,577)	(5,026)
Bonus (Recapture)	-	-	429	666	836	1,078
Contract Maintenance Charge	-	-	(133)	(124)	(321)	(298)
Rider charge	-	-	(3,060)	(2,328)	(7,190)	(5,226)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,109	195	(65,811)	116,483	(119,011)	264,703
Increase (Decrease) in Net Assets	1,106	195	(133,636)	151,776	(174,433)	355,706
Net Assets at Beginning of Period	195	-	637,500	485,724	1,460,992	1,105,286
Net Assets at End of Period	$ 1,301	$ 195	$ 503,864	$ 637,500	$ 1,286,559	$ 1,460,992

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	PIMCO VIT Unconstrained Bond Portfolio		SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,653)	$ (486)	$ (167)	$ (154)	$ (3)	$ -
Realized Gains (Losses) on Investments, Net	1,479	438	(80)	(256)	43	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5,162)	4,144	1,438	1,654	305	18
Net Increase (Decrease) in Net Assets
From Operations	(5,336)	4,096	1,191	1,244	345	18

Contract Transactions-All Products
Purchase Payments	54,553	41,827	-	6	654	63
Transfers Between Funds	64,058	24,804	590	1,555	353	350
Surrenders and Terminations	(6,325)	(1,703)	(1,191)	(1,356)	-	(1)
Rescissions	(546)	(866)	-	-	-	-
Bonus (Recapture)	341	181	-	-	-	-
Contract Maintenance Charge	(24)	(10)	(2)	(2)	-	-
Rider charge	(1,318)	(553)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	110,739	63,680	(603)	203	1,007	412
Increase (Decrease) in Net Assets	105,403	67,776	588	1,447	1,352	430
Net Assets at Beginning of Period	105,407	37,631	7,901	6,454	430	-
Net Assets at End of Period	$ 210,810	$ 105,407	$ 8,489	$ 7,901	$ 1,782	$ 430

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund
	2013	2012 (E)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 11	$ 2	$ (1)	$ -	$ 1,430	$ 2,314
Realized Gains (Losses) on Investments, Net	14	-	29	-	2,896	(1,443)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	188	10	92	-	30,361	24,417
Net Increase (Decrease) in Net Assets
From Operations	213	12	120	-	34,687	25,288

Contract Transactions-All Products
Purchase Payments	493	102	105	76	219	313
Transfers Between Funds	504	256	293	-	4,924	5,613
Surrenders and Terminations	(80)	(2)	(29)	-	(20,664)	(18,900)
Rescissions	-	-	-	-	(98)	(1)
Bonus (Recapture)	-	-	-	-	-	1
Contract Maintenance Charge	-	-	-	-	(69)	(76)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	917	356	369	76	(15,688)	(13,050)
Increase (Decrease) in Net Assets	1,130	368	489	76	18,999	12,238
Net Assets at Beginning of Period	368	-	76	-	173,861	161,623
Net Assets at End of Period	$ 1,498	$ 368	$ 565	$ 76	$ 192,860	$ 173,861

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 25,533	$ 30,137	$ 4,316	$ 566	$ 47,251	$ 48,684
Realized Gains (Losses) on Investments, Net	12,288	4,034	16,490	(3,735)	802,942	325,828
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(39,621)	44,886	95,371	65,118	2,290,703	1,676,248
Net Increase (Decrease) in Net Assets
From Operations	(1,800)	79,057	116,177	61,949	3,140,896	2,050,760

Contract Transactions-All Products
Purchase Payments	121,999	140,586	21,467	14,542	2,738,377	3,110,024
Transfers Between Funds	38,057	44,518	41,826	66,117	1,105,071	1,621,933
Surrenders and Terminations	(43,443)	(32,149)	(61,611)	(52,353)	(2,171,835)	(1,914,006)
Rescissions	(1,374)	(2,948)	(206)	(323)	(29,930)	(80,562)
Bonus (Recapture)	787	791	140	62	18,591	17,526
Contract Maintenance Charge	(185)	(151)	(151)	(142)	(6,210)	(5,926)
Rider charge	(5,618)	(3,639)	(438)	(218)	(124,648)	(84,105)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	110,223	147,008	1,027	27,685	1,529,416	2,664,884
Increase (Decrease) in Net Assets	108,423	226,065	117,204	89,634	4,670,312	4,715,644
Net Assets at Beginning of Period	757,251	531,186	405,132	315,498	24,043,027	19,327,383
Net Assets at End of Period	$ 865,674	$ 757,251	$ 522,336	$ 405,132	$ 28,713,339	$ 24,043,027

(A)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(B)	Period from January 1, 2013 through November 15, 2013 (fund termination)
(C)	Period from January 23, 2012 (fund commencement) to December 31, 2012
(D)	Period from April 30, 2012 (fund commencement) to December 31, 2012
(E)	Period from September 17, 2012 (fund commencement) to December 31, 2012
(F)	Period from October 26, 2012 (fund commencement) to December 31, 2012
(G)	Period from January 1, 2012 through April 27, 2012 (fund termination)
(H)	Period from January 1, 2012 through October 26, 2012 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

1.      ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist managers for each fund are listed in the following table:
Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Balanced Index Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund *†	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Dreyfus Research Growth Fund *†	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Federated Clover Small Value Fund*†	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund *†	Allianz Investment Management, LLC	Franklin Advisers, LLC/Franklin Mutual/Tempeton Global Advisors Limited
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Invesco Equity and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund *†	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund *†	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund *†	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 *†	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Small Cap Stock Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Investment Adviser	Specialist Manager/Adviser
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/AN/ N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Service LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Growth and Income Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Investment Management, Inc.	N/A
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
MFS VIT II International Value Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio	Massachusetts Financial Services Company	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Investment Adviser	Specialist Manager/Adviser
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A

 * Fund contains share classes which assess 12b-1 fees.
 †   The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

2.      SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments
Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –                 Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2013, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Two Fixed Account investment options are available to deferred annuity contract owners.  A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.  The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2013, are listed in the following table:

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005	5/2/2005
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/1/2006	5/15/2006
AZL Dreyfus Research Growth Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL Federated Clover Small Value Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	10/25/2002	5/3/2004
AZL JPMorgan International Opportunities Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MFS Value Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	5/1/2006	5/15/2006

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL MVP Balanced Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP BlackRock Global Allocation Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Growth Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Moderate Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Growth Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Invesco Equity and Income Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL Pyramis Core Bond Fund	N/A	9/17/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	5/1/2006	5/15/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	N/A	N/A	N/A	N/A	N/A	5/1/2008	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	3/11/2011	3/11/2011	N/A	3/11/2011	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Financial Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Davis VA Real Estate Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Growth and Income Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin High Income Securities Fund	11/5/2001	11/12/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Income Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Franklin Large Cap Growth Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Rising Dividends Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small Cap Value Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small-Mid Cap Growth Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Strategic Income Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	11/12/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	9/21/2007	9/21/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Invesco V.I. American Franchise Fund	5/1/2001	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	N/A	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A	N/A
Invesco V.I. Growth and Income Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010	4/30/2010
JPMIT International Equity Fund	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Oppenheimer Global Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	10/26/2012	10/26/2012	N/A	10/26/2012	N/A	10/26/2012	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Low Duration Portfolio	N/A	#N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Unconstrained Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	12/15/2000	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Foreign Securities Fund	10/1/2003	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Templeton Global Bond Securities Fund	5/1/2007	11/12/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	5/1/2007	5/1/2007
Templeton Growth Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003	5/3/2004

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Alger American Capital Appreciation Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Dreyfus Research Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Federated Clover Small Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	9/17/2012	1/21/2011	5/2/2011	N/A	N/A	N/A	4/30/2010
AZL Growth Index Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL International Index Fund	10/23/2009	N/A	9/17/2012	1/21/2011	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Invesco Growth and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Invesco International Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL JPMorgan International Opportunities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL JPMorgan U.S. Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MFS Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Mid Cap Index Fund	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
AZL Money Market Fund	5/2/2005	9/16/2013	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Morgan Stanley Mid Cap Growth fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL MVP Balanced Index Strategy Fund	N/A	9/16/2013	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
AZL MVP Fusion Balanced Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Conservative Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Moderate Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Growth Index Strategy Fund	N/A	9/16/2013	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL NFJ International Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Pyramis Core Bond Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	9/17/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	N/A	9/17/2012	N/A	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
BlackRock Equity Dividend V.I. Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	N/A	9/17/2012	1/21/2011	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	N/A	3/11/2011	3/11/2011	3/11/2011	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	5/2/2005	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	5/1/2007
Davis VA Real Estate Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin Growth and Income Securities Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin High Income Securities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	1/24/1989	2/3/1997	5/1/1999	5/1/2007
Franklin Income Securities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007
Franklin Large Cap Growth Securities Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	5/1/1996	2/3/1997	5/1/1996	N/A
Franklin Rising Dividends Securities Fund	5/2/2005	N/A	9/17/2012	N/A	5/5/2000	1/27/1992	2/3/1997	7/1/1994	N/A
Franklin Small Cap Value Securities Fund	N/A	N/A	N/A	N/A	11/5/2001	5/1/1998	5/1/1998	5/1/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	11/1/1995	2/3/1997	11/1/1995	N/A
Franklin Strategic Income Securities Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	N/A	9/17/2012	1/21/2011	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin U.S. Government Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	3/14/1989	2/3/1997	9/1/1994	5/1/2007
Invesco V.I. American Franchise Fund	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	5/1/2006	N/A	N/A	N/A	N/A
Invesco V.I. Growth and Income Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	N/A	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/8/1996	2/3/1997	11/8/1996	5/1/2007
Oppenheimer Global Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	N/A	N/A	10/26/2012	10/26/2012	10/26/2012	N/A	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	5/2/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT Global Multi-Asset Portfolio	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	9/17/2012	5/2/2011	5/2/2011	N/A	N/A	N/A	5/2/2011
SP International Growth Portfolio	5/2/2005	N/A	N/A	N/A	12/15/2000	12/15/2000	12/15/2000	5/1/2001	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Templeton Foreign Securities Fund	5/2/2005	N/A	N/A	N/A	9/1/2003	5/1/2003	10/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	1/24/1989	2/3/1997	9/1/1994	5/1/2007
Templeton Growth Securities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

During the years ended December 31, 2013 and 2012, several funds changed their name as summarized with the effective date of the change in the following table:
Current Fund Name	Prior Fund Name	Effective Date
AZL Federated Clover Small Value Fund	AZL Franklin Small Cap Value Fund	February 26, 2012
AZL Oppenheimer Discovery Fund	AZL Turner Quantitative Small Cap Growth Fund	February 26, 2012
Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
AZL Davis New York Venture Fund	AZL Davis NY Venture Fund	April 30, 2012
AZL Dreyfus Research Growth Fund	AZL Dreyfus Equity Growth Fund	April 30, 2012
AZL MFS Value Fund	AZL Eaton Vance Large Cap Value Fund	September 17, 2012
AZL MVP Fusion Balanced Fund*	AZL Fusion Balanced Fund	April 29, 2013
AZL MVP Fusion Conservative Fund	AZL Fusion Conservative Fund	April 29, 2013
AZL MVP Fusion Growth Fund	AZL Fusion Growth Fund	April 29, 2013
AZL MVP Fusion Moderate Fund*	AZL Fusion Moderate Fund	April 29, 2013
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	April 29, 2013
Invesco V.I. American Franchise Fund	Invesco Van Kampen V. I. American Franchise Fund	April 29, 2013
Invesco V.I. American Value Fund	Invesco Van Kampen V.I. American Value Fund	April 29, 2013
Invesco V.I. Growth and Income Fund	Invesco Van Kampen LIT Growth and Income Portfolio	April 29, 2013
Oppenheimer Global Fund/VA	Oppenheimer Global Securities Fund/VA	April 29, 2013
AZL T. Rowe Price Capital Appreciation Fund	AZL Davis New York Venture Fund	November 15, 2013

*As disclosed below, AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund were closed and merged to AZL Fusion Balanced Fund and AZL Fusion Moderate Fund, respectively, on April 26, 2013.  On April 29, 2013, AZL Fusion Balanced Fund and AZL Fusion Moderate Fund were renamed to AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund, respectively.

During the years ended December 31, 2013 and 2012, the following funds were closed to new money :

Fund	Date Closed
Invesco V.I. Capital Appreciation Fund	April 27, 2012
Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	October 26, 2012
AZL Allianz AGIC Opportunity Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	November 15, 2013

During the years ended December 31, 2013 and 2012, the following funds were added as available options:

Fund	Date Opened
AZL MVP Balanced Index Strategy Fund	January 23, 2012
AZL MVP BlackRock Global Allocation Fund	January 23, 2012
AZL MVP Fusion Balanced Fund	January 23, 2012
AZL MVP Fusion Moderate Fund	January 23, 2012
AZL MVP Growth Index Strategy Fund	January 23, 2012
AZL MVP Invesco Equity and Income Fund	January 23, 2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	April 30, 2012
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Fund	Date Opened
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	April 30, 2012
AZL NFJ International Value Fund	September 17, 2012
AZL Pyramis Core Bond Fund	September 17, 2012
BlackRock Equity Dividend V.I. Fund	September 17, 2012
Dreyfus VIF Appreciation Portfolio	September 17, 2012
Eaton Vance VT Floating-Rate Income Fund	September 17, 2012
Fidelity VIP Emerging Markets Portfolio	September 17, 2012
Fidelity VIP Mid Cap Portfolio	September 17, 2012
Fidelity VIP Strategic Income Portfolio	September 17, 2012
Franklin Strategic Income Securities Fund	September 17, 2012
Invesco V.I. Balanced-Risk Allocation Fund	September 17, 2012
Invesco Van Kampen V.I. American Value Fund	September 17, 2012
Ivy Funds VIP Asset Strategy Portfolio	September 17, 2012
Ivy Funds VIP Energy Portfolio	September 17, 2012
Ivy Funds VIP Global Natural Resources Portfolio	September 17, 2012
Ivy Funds VIP Growth Portfolio	September 17, 2012
Ivy Funds VIP Mid Cap Growth Portfolio	September 17, 2012
Ivy Funds VIP Science and Technology Portfolio	September 17, 2012
JPMorgan Insurance Trust Core Bond Portfolio	September 17, 2012
Lazard Retirement International Equity Portfolio	September 17, 2012
Lazard Retirement U.S. Small-Mid Cap Equity Portfoliolio	September 17, 2012
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	September 17, 2012
Legg Mason Dynamic Multi-Strategy VIT Portfolio	September 17, 2012
MFS VIT II International Value Portfolio	September 17, 2012
MFS VIT Research Bond Portfolio	September 17, 2012
MFS VIT Utilities Portfolio	September 17, 2012
Oppenheimer International Growth Fund/VA	September 17, 2012
PIMCO VIT Low Duration Portfolio	September 17, 2012
T. Rowe Price Blue Chip Growth Portfolio	September 17, 2012
T. Rowe Price Equity Income Portfolio	September 17, 2012
T. Rowe Price Health Sciences Portfolio	September 17, 2012
Oppenheimer Global Strategic Income Fund/VA	October 26, 2012

During the years ended December 31, 2013 and 2012, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA	October 26, 2012
AZL Allianz AGIC Opportunity Fund	AZL Oppenheimer Discovery Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	AZL Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	AZL Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	AZL Federated Clover Small Value Fund	November 15, 2013

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life reimburses the account.

Bonus

A bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time the Variable Account receive a purchase payment. The bonus paid is based on the following schedule:

Net Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years; therefore, if the contract owner surrenders the contract before the full vesting period, a portion of the bonus can be recaptured by Allianz Life. The accumulated gain/loss on the bonus is 100% vested as it is earned. The vesting rates are presented in the following schedule:

Months Following Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000, and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the most recently offered Contract in May 2006. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000, and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB.  The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.  The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most recently offered Base Contract	Most recently offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999, and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:

	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003, and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001, and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006, and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year

*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006, and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

M&E Charges during the Accumulation and Annuity Phase are as follows:

	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

Allianz High Five was launched in October 2002, and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in September 2002. There are two versions of the Original Contract: one was issued before June 22, 2007, and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the Accumulation Phase are as follows:
	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007, and are 1.40% for the Original Contract issued before June 22, 2007, and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

Allianz High Five Bonus was launched in April 2004, and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004, and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:
Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

Allianz High Five L was launched in April 2005, and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV Original Contract was launched in February 1997, and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

Sales of the May 2003 Contract were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:
	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994, and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit and the No Withdrawal Charge Benefit became available. In March 2008, Target Date Retirement Benefit became available. In July 2008, Lifetime Plus 10 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. Quarterly Value Death Benefit also requires selection of Investment Protector, Income Protector, or Income Focus for Contracts issued May 1, 2010 and after. The Contract also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years.

Prior to July of 2012, the Contract allowed the owner to select, for an additional M&E charge, a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge.The No Withdrawal Charge Option required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009 required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits provide lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and the death benefit.

Current M&E and rider charges during the Accumulation Phase are as follows:

CONTRACT ANNUAL EXPENSES	Charges
M&E Charges Base Contract	1.40%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus Benefit, Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

CONTRACT ANNUAL EXPENSES	Charges
Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector ( 01.12 and after)	1.30%
Income Protector (05.11 and prior)
Single Lifetime Plus Payments	1.35%
Joint Lifetime Plus Payments	1.50%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1) A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.
(2) On the Benefit Date the current M&E charge reduces to 0.70%.
(3) On the Benefit Date the current M&E charge reduces to 0.85%.
(4) For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5) For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The original Allianz Connections was launched in November 2007, and sales were discontinued in August 2009. The original version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008, Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit. In May 2011, a new version of Connections was launched. This version included the Short Withdrawal Charge Option, No Withdrawal Charge Option, Quarterly Value Death Benefit, Income Protector and Investment Protector. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Both versions of the Allianz Connections Base Contract provide a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. Prior to July 2012, the Contracts allowed the owner to select at issue for an additional M&E chargea Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or aNo Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

The original Allianz Connections No Withdrawal Charge Option also required selection of a Target Date Benefit or a Lifetime Benefit. The Quarterly Value Death Benefit also requires selection of Income Protector,  Investment Protector, or Income Focus. The Target Date Benefits and Investment Protector provide a future guarantee of contract value. The Lifetime Benefits, Income Protector, and Income Focus provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

Current M&E and rider charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	Charges
M & E Charges
Base Contract	1.15%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option No Withdrawal Charge Option	0.45% 0.60%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

CONTRACT ANNUAL EXPENSES	Charges
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%
Rider Charges
Investment Protector (01.11)	1.30%
Investment Protector (01.12 and after)	1.35%
Income Protector (05.11)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.55%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1) A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.
(2) On the Benefit Date the current M&E charge reduces to 0.70%.
(3) On the Benefit Date the current M&E charge reduces to 0.85%.
(4) For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5) For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

Allianz Retirement Pro can be summarized as follows:

Allianz Retirement Pro was launched in January 2011. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base. The current fee is 1.00% for single Income Advantage Payments and 1.15% for joint Income Advantage Payments.

Allianz Retirement Advantage can be summarized as follows:

Allianz Retirement Advantage was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Quarterly Value Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.30%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.80% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account, calculated as a percentage of the Benefit Base, is 1.00% for single Lifetime Income Payments and 1.15% for joint Lifetime Income Payments.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Allianz Index Advantage can be summarized as follows:

Allianz Index Advantage was launched in September 2013. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Contract annual expenses include an annualized product fee of 1.25%, which is assessed against the Charge Base and deducted quarterly during the accumulation phase while contract value is positive. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary, adjusted for subsequent Purchase Payments and withdrawals. The fee is not assessed during the annuity phase.

If purchase payments are allocated to the index options, the contract owner receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life, and these credits are calculated by Allianz Life based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. With the index options, a credit calculation method must be selected. The credit calculation methods offered are the Index Protection Strategy and the Index Performance Strategy. Both crediting methods provide a combination of a level of protection against negative Index performance, and also a limitation on participation in positive index performance.

The Index Protection Strategy provides a Declared Protection Strategy Credit if the change in index value from one year to the next is greater than or equal to zero. If the change in value is negative, a positive credit is not allocated, but a negative credit is also not allocated. The Index Performance Strategy provides a different form of credit calculation. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the Cap. If the Index Return is negative, a negative performance credit may be allocated if the loss is greater than a specified percentage called the Buffer. The caps are subject to an annual adjustment by Allianz Life. The buffers are established on the date the contract is issued and cannot be changed. Buffers for newly issued contracts and any changes to the caps are published on Allianz Life’s website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts, $50 for Allianz Charter II, Allianz Elite, Allianz Connections, Allianz Vision and Allianz Index Advantage contracts; and $75 for Allianz Retirement Pro and Allianz Retirement Advantage. There is no separate contract maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision, Allianz Connections, Allianz Retirement Pro, Allianz Retirement Advantage and Allianz Index Advantage contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2013 and 2012, were $6,210,000 and $5,926,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009 and for Allianz Connections contracts, which were made available in May 2011. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

A rider charge is also assessed during the Accumulation Phase for Allianz Vision and Connections Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision and Allianz Connections are included herein.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, Allianz Vision, and Allianz Index Advantage deferred annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro or Allianz Retirement Advantage contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2&7)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6)	Allianz Index Advantage(7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%	8%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%	7%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%	6%
4	3%	5%	5%	7%	0%	8%	5%	5%
5	2%	4%	4%	6%	0%	7%	4%	4%
6	0%	3%	3%	5%	0%	6%	3%	0%
7	0%	0%	0%	4%	0%	5%	0%	0%
8	0%	0%	0%	3%	0%	4%	0%	0%
9	0%	0%	0%	0%	0%	3%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2005 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8.0%, 7.0%, 5.0%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.
(6)
This is the withdrawal charge for the Base Contract in all states except Mississippi. For Base Contracts issued in Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Bonus Option in all states except Mississippi is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. For Bonus Option Contracts issued in Connecticut, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced.  For Bonus Option Contracts issued in  Mississippi, the withdrawal charge is 8.0%, 8.0%, 8.0%, 8.0%, 7.0%, 6.0%, 5.0%, 3.5%, 1.5% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option. For Contracts issued in Florida on or after January 1, 2011, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.

(7)
In Florida, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn. In Iowa and Pennsylvania the withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for the time periods referenced. In Mississippi the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for the time periods referenced.

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2013 and 2012, were $20,880,444 and $23,834,039 respectively.

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, Allianz Connections, and Allianz Index Advantage all include a waiver of withdrawal charge benefit, as permitted by state law,  for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, Allianz Index Advantage, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L, Allianz Connections, and Allianz Index Advantage, each year the owner can withdraw up to 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the first contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:
Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Alterity and Allianz High Five Original Contracts, 100% of the total liquidation value is available annually and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Dimensions, 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The following transfers do not count against any free transfers allowed and are not subject to a transfer fee: dollar cost averaging transfers; flexible rebalancing transfers; GAV or GPV Transfers under any High Five Living Guarantees; transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector, Income Protector or Income Focus on Allianz Vision and Allianz Connections; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage. Fees paid by the contract owners during the years ended December 31, 2013 and 2012, were  $8,083 and $8,189, respectively. Net transfers (to)/from the general account during the years ended December 31, 2013 and 2012, were $1,105,071,000 and $1,621,933,000, respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

Additional Purchase Payments

In September 2012, the option to submit additional Purchase Payments to Allianz Contracts available under Allianz Life Variable Account B was discontinued except for: Retirement Pro; Retirement Advantage, Connections and Vision Contracts issuedin Connecticut, Florida, or New Jersey; and Connections and Vision Contracts issued on or after August 17,2009.

3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013, are as follows:
	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 233	$ 230
Alger American LargeCap Growth Portfolio	41	275
Alger American MidCap Growth Portfolio	22	611
Alger American SmallCap Growth Portfolio	85	78
AZL Allianz AGIC Opportunity Fund	6,264	110,557
AZL Balanced Index Strategy Fund	86,019	63,350
AZL BlackRock Capital Appreciation Fund	89,202	100,543
AZL Columbia Mid Cap Value Fund	46,678	38,081
AZL Columbia Small Cap Value Fund	36,094	110,454
AZL Dreyfus Research Growth Fund	45,314	54,996
AZL Federated Clover Small Value Fund	127,687	65,384
AZL Franklin Templeton Founding Strategy Plus Fund	162,781	83,574
AZL Gateway Fund	48,536	26,520
AZL Growth Index Strategy Fund	319,025	146,669
AZL International Index Fund	36,032	22,645
AZL Invesco Equity and Income Fund	286,614	128,629
AZL Invesco Growth and Income Fund	77,196	62,182
AZL Invesco International Equity Fund	62,919	65,626
AZL JPMorgan International Opportunities Fund	73,720	73,335
AZL JPMorgan U.S. Equity Fund	57,723	50,768
AZL MFS Investors Trust Fund	54,500	65,288
AZL MFS Value Fund	77,663	75,358
AZL Mid Cap Index Fund	64,377	37,084
AZL Money Market Fund	866,428	925,435
AZL Morgan Stanley Global Real Estate Fund	21,525	25,404
AZL Morgan Stanley Mid Cap Growth Fund	92,670	106,075
AZL MVP Balanced Index Strategy Fund	75,359	12,450
AZL MVP BlackRock Global Allocation Fund	286,032	25,540
AZL MVP Franklin Templeton Founding Strategy Plus Fund	148,057	17,412
AZL MVP Fusion Balanced Fund	317,792	179,912
AZL MVP Fusion Balanced Fund (Pre-Merger)	30,930	147,700
AZL MVP Fusion Conservative Fund	62,863	68,720
AZL MVP Fusion Growth Fund	139,495	177,395
AZL MVP Fusion Moderate Fund	622,271	301,487
AZL MVP Fusion Moderate Fund (Pre-Merger)	62,784	278,560
AZL MVP Growth Index Strategy Fund	395,131	22,059
AZL MVP Invesco Equity and Income Fund	184,082	11,662
AZL NFJ International Value Fund	336	18
AZL Oppenheimer Discovery Fund	142,559	47,143
AZL Pyramis Core Bond Fund	13,422	4,378
AZL Russell 1000 Growth Index Fund	1,891	577
AZL Russell 1000 Value Index Fund	1,836	501
AZL S&P 500 Index Fund	161,333	140,714
AZL Schroder Emerging Markets Equity Fund CL 1	801	4,687
AZL Schroder Emerging Markets Equity Fund CL 2	39,213	62,923
AZL Small Cap Stock Index Fund	57,873	60,698
AZL T. Rowe Price Capital Appreciation Fund	93,408	114,655

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Cost of Purchases	Proceeds from Sales
BlackRock Equity Dividend V.I. Fund	736	26
BlackRock Global Allocation V.I. Fund	295,743	299,462
ClearBridge Variable Aggressive Growth Portfolio	479	1
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3,563	14,347
Columbia Variable Portfolio – Seligman Global Technology Fund	8	158
Davis VA Financial Portfolio	9,366	14,681
Davis VA Real Estate Portfolio	7	77
Davis VA Value Portfolio	10,393	15,207
Dreyfus VIF Appreciation Portfolio	70	26
Eaton Vance VT Floating-Rate Income Fund	4,762	239
Fidelity VIP Emerging Markets Portfolio	382	62
Fidelity VIP FundsManager 50% Portfolio	11,370	7,518
Fidelity VIP FundsManager 60% Portfolio	45,793	18,479
Fidelity VIP Mid Cap Portfolio	380	38
Fidelity VIP Strategic Income Portfolio	395	281
Franklin Global Real Estate Securities Fund	23,106	25,777
Franklin Growth and Income Securities Fund	19,999	37,685
Franklin High Income Securities Fund	84,898	90,037
Franklin Income Securities Fund	448,991	230,954
Franklin Large Cap Growth Securities Fund	17,745	25,862
Franklin Rising Dividends Securities Fund	41,370	57,748
Franklin Small Cap Value Securities Fund	8,230	14,559
Franklin Small-Mid Cap Growth Securities Fund	15,452	20,720
Franklin Strategic Income Securities Fund	671	337
Franklin Templeton VIP Founding Funds Allocation Fund	71,731	46,760
Franklin U.S. Government Fund	107,542	167,330
Invesco V.I. American Franchise Fund	69	904
Invesco V.I. American Value Fund	166	19
Invesco V.I. Balanced-Risk Allocation Fund	1,058	140
Invesco V.I. Core Equity Fund	32	393
Invesco V.I. Growth and Income Fund	67	75
Invesco V.I. International Growth Fund	13	88
Ivy Funds VIP Asset Strategy Portfolio	1,818	318
Ivy Funds VIP Energy Portfolio	331	46
Ivy Funds VIP Global Natural Resources Portfolio	118	45
Ivy Funds VIP Growth Portfolio	133	94
Ivy Funds VIP Mid Cap Growth Portfolio	421	2
Ivy Funds VIP Science and Technology Portfolio	820	19
Jennison Portfolio	1,809	3,194
JPMIT International Equity Fund	2	4
JPMorgan Insurance Trust Core Bond Portfolio	190	12
JPMorgan Insurance Trust U.S. Equity Portfolio	3	99
Lazard Retirement International Equity Portfolio	165	1
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	240	5
Legg Mason Dynamic Multi-Strategy VIT Portfolio	188	2
MFS VIT II International Value Portfolio	758	154
MFS VIT Research Bond Portfolio	257	145
MFS VIT Utilities Portfolio	374	100
Mutual Shares Securities Fund	138,787	143,256
Oppenheimer Global Fund/VA	7,019	17,573

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Cost of Purchases	Proceeds from Sales
Oppenheimer Global Strategic Income Fund/VA	2,485	2,507
Oppenheimer International Growth Fund/VA	946	11
Oppenheimer Main Street Fund/VA	5,494	12,986
PIMCO EqS Pathfinder Portfolio	66,199	106,411
PIMCO VIT All Asset Portfolio	185,309	175,509
PIMCO VIT CommodityRealReturn Strategy Portfolio	34,837	49,135
PIMCO VIT Emerging Markets Bond Portfolio	44,190	54,504
PIMCO VIT Global Advantage Strategy Bond Portfolio	38,500	19,540
PIMCO VIT Global Bond Portfolio	23,576	37,425
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	52,758	7,367
PIMCO VIT Global Multi-Asset Portfolio	56,448	80,580
PIMCO VIT High Yield Portfolio	342,539	194,911
PIMCO VIT Low Duration Portfolio	1,877	760
PIMCO VIT Real Return Portfolio	153,895	216,907
PIMCO VIT Total Return Portfolio	317,716	420,258
PIMCO VIT Unconstrained Bond Portfolio	160,829	50,972
SP International Growth Portfolio	1,484	2,254
T. Rowe Price Blue Chip Growth Portfolio	1,363	359
T. Rowe Price Equity Income Portfolio	1,042	114
T. Rowe Price Health Sciences Portfolio	446	54
Templeton Foreign Securities Fund	15,513	29,771
Templeton Global Bond Securities Fund	300,471	154,457
Templeton Growth Securities Fund	123,274	117,931

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

5.     CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the periods ended December 31, 2013 and 2012, are as follows:

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2	1	1	-	-	-
Transfers between funds	(3)	(9)	(3)	(28)	(17)	(5)
Surrenders and terminations	(13)	(16)	(19)	(36)	(21)	(37)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(14)	(24)	(21)	(64)	(38)	(42)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	6	222	605	1,579
Transfers between funds	-	(1)	(7,051)	337	2,697	1,807
Surrenders and terminations	(4)	(2)	(275)	(790)	(1,348)	(990)
Rescissions	-	-	-	(4)	(15)	(41)
Bonus	-	-	-	1	4	18
Contract Maintenance Charges	-	-	(1)	(2)	(6)	(7)
Rider charge	-	-	(1)	(3)	(167)	(150)
Total Net Contract Transactions	(4)	(3)	(7,322)	(239)	1,770	2,216

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,022	2,191	1,354	1,634	46	537
Transfers between funds	559	1,722	802	288	(5,269)	392
Surrenders and terminations	(2,987)	(2,746)	(1,066)	(893)	(469)	(493)
Rescissions	(27)	(52)	(10)	(38)	(1)	(23)
Bonus	12	11	11	8	-	3
Contract Maintenance Charges	(7)	(8)	(2)	(3)	(1)	(1)
Rider charge	(58)	(41)	(40)	(27)	(8)	(9)
Total Net Contract Transactions	(486)	1,077	1,049	969	(5,702)	406

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	737	820	74	341	1,133	2,101
Transfers between funds	706	1,386	3,959	709	6,265	1,379
Surrenders and terminations	(2,032)	(1,948)	(1,272)	(1,301)	(1,170)	(905)
Rescissions	(15)	(15)	(1)	(3)	(16)	(52)
Bonus	7	4	-	4	9	15
Contract Maintenance Charges	(4)	(5)	(3)	(3)	(7)	(7)
Rider charge	(18)	(11)	(8)	(7)	(313)	(279)
Total Net Contract Transactions	(619)	231	2,749	(260)	5,901	2,252

	AZL Gateway Fund		AZL Growth Index Strategy Fund		AZL International Index Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	347	552	1,836	5,369	1,282	1,064
Transfers between funds	2,080	513	15,111	5,566	284	40
Surrenders and terminations	(282)	(109)	(3,191)	(2,281)	(357)	(328)
Rescissions	-	(16)	(12)	(94)	(15)	(14)
Bonus	1	4	8	25	5	3
Contract Maintenance Charges	(1)	(1)	(15)	(17)	(1)	(1)
Rider charge	(53)	(45)	(654)	(563)	(25)	(15)
Total Net Contract Transactions	2,092	898	13,083	8,005	1,173	749

	AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	820	1,747	1,468	738	1,178	626
Transfers between funds	13,338	1,702	2,175	1,346	984	569
Surrenders and terminations	(2,961)	(2,206)	(2,354)	(1,952)	(1,789)	(1,570)
Rescissions	(12)	(43)	(8)	(15)	(13)	(11)
Bonus	4	12	5	2	4	5
Contract Maintenance Charges	(8)	(9)	(4)	(4)	(4)	(5)
Rider charge	(229)	(184)	(16)	(9)	(16)	(11)
Total Net Contract Transactions	10,952	1,019	1,266	106	344	(397)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	446	538	586	646	405	457
Transfers between funds	1,455	2,436	1,589	2,577	834	1,252
Surrenders and terminations	(2,007)	(2,112)	(1,606)	(1,756)	(1,670)	(1,559)
Rescissions	(6)	(14)	(7)	(19)	(4)	(25)
Bonus	2	4	7	7	3	3
Contract Maintenance Charges	(4)	(5)	(4)	(4)	(3)	(4)
Rider charge	(11)	(7)	(14)	(8)	(9)	(5)
Total Net Contract Transactions	(125)	840	551	1,443	(444)	119

	AZL MFS Value Fund		AZL Mid Cap Index Fund		AZL Money Market Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	976	839	1,674	1,472	33,280	40,438
Transfers between funds	2,710	3,821	898	402	(17,510)	(18,525)
Surrenders and terminations	(3,386)	(3,796)	(558)	(425)	(20,280)	(18,101)
Rescissions	(11)	(11)	(41)	(24)	(284)	(1,929)
Bonus	7	6	10	6	251	217
Contract Maintenance Charges	(6)	(8)	(2)	(2)	(24)	(23)
Rider charge	(18)	(11)	(32)	(16)	(270)	(211)
Total Net Contract Transactions	272	840	1,949	1,413	(4,837)	1,866

	AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	66	191	764	1,042	5,070	5,170
Transfers between funds	138	99	380	834	987	929
Surrenders and terminations	(761)	(726)	(2,266)	(2,097)	(170)	(28)
Rescissions	-	(3)	(9)	(35)	(107)	(97)
Bonus	-	2	5	7	46	39
Contract Maintenance Charges	(2)	(2)	(5)	(6)	(2)	-
Rider charge	(6)	(8)	(23)	(17)	(102)	(26)
Total Net Contract Transactions	(565)	(447)	(1,154)	(272)	5,722	5,987

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	AZL MVP BlackRock Global Allocation Fund		AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	22,449	26,783	8,865	3,751	4,187	3,841
Transfers between funds	2,648	2,456	2,818	441	11,857	2,664
Surrenders and terminations	(530)	(129)	(80)	(17)	(5,191)	(4,472)
Rescissions	(260)	(534)	(53)	(124)	(82)	(145)
Bonus	131	128	51	21	47	33
Contract Maintenance Charges	(7)	-	(1)	-	(18)	(19)
Rider charge	(460)	(139)	(101)	(10)	(475)	(354)
Total Net Contract Transactions	23,971	28,565	11,499	4,062	10,325	1,548

	AZL MVP Fusion Balanced Fund (Pre-Merger)		AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,574	9,697	1,395	1,346	1,077	1,351
Transfers between funds	(12,639)	786	(914)	3,331	3,792	7,324
Surrenders and terminations	(104)	(50)	(1,097)	(701)	(7,733)	(7,148)
Rescissions	(20)	(235)	(5)	(37)	(19)	(26)
Bonus	18	63	14	7	7	11
Contract Maintenance Charges	(1)	-	(4)	(4)	(18)	(22)
Rider charge	(41)	(48)	(153)	(135)	(19)	(11)
Total Net Contract Transactions	(10,213)	10,213	(764)	3,807	(2,913)	1,479

	AZL MVP Fusion Moderate Fund		AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	11,860	8,489	5,188	17,840	27,405	19,781
Transfers between funds	24,089	6,119	(23,562)	1,205	4,842	1,710
Surrenders and terminations	(9,458)	(8,177)	(64)	(124)	(374)	(96)
Rescissions	(114)	(261)	(68)	(386)	(247)	(439)
Bonus	77	62	38	98	195	98
Contract Maintenance Charges	(40)	(44)	(2)	-	(5)	-
Rider charge	(1,275)	(1,036)	(73)	(90)	(383)	(99)
Total Net Contract Transactions	25,139	5,152	(18,543)	18,543	31,433	20,955

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	10,181	6,330	19	1	364	474
Transfers between funds	4,300	616	1	-	8,187	167
Surrenders and terminations	(116)	(24)	(1)	-	(986)	(355)
Rescissions	(56)	(143)	-	-	(1)	(7)
Bonus	70	34	-	-	1	2
Contract Maintenance Charges	(2)	-	-	-	(2)	(1)
Rider charge	(136)	(32)	-	-	(8)	(5)
Total Net Contract Transactions	14,241	6,781	19	1	7,555	275

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	641	131	51	91	60	59
Transfers between funds	321	137	39	12	28	22
Surrenders and terminations	(24)	-	(4)	(3)	(7)	(5)
Rescissions	(9)	(1)	(1)	-	(1)	-
Bonus	5	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(7)	-	(1)	-	(1)	-
Total Net Contract Transactions	927	269	84	100	79	76

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	3,518	3,434	394	75	146	443
Transfers between funds	3,224	4,770	(52)	(52)	33	539
Surrenders and terminations	(4,597)	(4,446)	(731)	(413)	(2,162)	(2,216)
Rescissions	(62)	(51)	-	-	(7)	(11)
Bonus	16	24	-	-	-	3
Contract Maintenance Charges	(11)	(12)	(1)	(2)	(5)	(6)
Rider charge	(72)	(39)	-	-	(17)	(20)
Total Net Contract Transactions	2,016	3,680	(390)	(392)	(2,012)	(1,268)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	338	1,263	1,056	1,195	43	4
Transfers between funds	1,237	1,445	2,047	5,470	9	-
Surrenders and terminations	(1,908)	(1,781)	(4,405)	(5,112)	-	-
Rescissions	(3)	(16)	(13)	(27)	-	-
Bonus	2	11	5	7	-	-
Contract Maintenance Charges	(4)	(4)	(9)	(11)	-	-
Rider charge	(16)	(14)	(32)	(23)	-	-
Total Net Contract Transactions	(354)	904	(1,351)	1,499	52	4

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	6,095	15,116	17	1	1	2
Transfers between funds	(4,222)	1,828	13	-	45	214
Surrenders and terminations	(6,989)	(5,685)	-	-	(723)	(702)
Rescissions	(87)	(271)	-	-	-	-
Bonus	30	85	-	-	-	-
Contract Maintenance Charges	(38)	(43)	-	-	(1)	(2)
Rider charge	(1,499)	(1,393)	-	-	-	-
Total Net Contract Transactions	(6,710)	9,637	30	1	(678)	(488)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	2	21	-	-
Transfers between funds	(1)	(1)	200	394	-	(5)
Surrenders and terminations	(15)	(12)	(514)	(635)	(2)	(6)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	(1)	(2)	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(16)	(13)	(313)	(222)	(2)	(11)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	5	3	4	3	193	14
Transfers between funds	117	416	(1)	-	122	7
Surrenders and terminations	(746)	(825)	-	(1)	(8)	-
Rescissions	-	-	-	-	(7)	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(1)	(2)	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(625)	(408)	3	2	300	21

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	35	7	203	252	288	889
Transfers between funds	5	-	198	366	2,238	744
Surrenders and terminations	(6)	-	(58)	(66)	(288)	(130)
Rescissions	-	-	-	(8)	-	(23)
Bonus	-	-	1	1	3	4
Contract Maintenance Charges	-	-	-	-	(1)	(1)
Rider charge	-	-	(18)	(16)	(64)	(49)
Total Net Contract Transactions	34	7	326	529	2,176	1,434

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	7	1	16	10	25	11
Transfers between funds	1	-	(7)	9	209	434
Surrenders and terminations	-	-	(3)	-	(405)	(459)
Rescissions	(1)	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	(1)	(1)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	7	1	6	19	(172)	(15)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund		Franklin Income Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	528	182	108	339	2,816	2,974
Transfers between funds	117	304	107	391	2,442	3,280
Surrenders and terminations	(1,314)	(1,367)	(860)	(864)	(2,574)	(2,425)
Rescissions	-	-	(1)	(5)	(20)	(66)
Bonus	-	-	-	2	16	18
Contract Maintenance Charges	(2)	(3)	(2)	(3)	(5)	(5)
Rider charge	-	-	(26)	(26)	(65)	(31)
Total Net Contract Transactions	(671)	(884)	(674)	(166)	2,610	3,745

	Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	350	132	153	151	25	9
Transfers between funds	436	743	526	805	97	316
Surrenders and terminations	(1,037)	(1,142)	(1,124)	(1,155)	(449)	(582)
Rescissions	-	-	(1)	(1)	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(2)	(3)	(2)	(3)	(1)	(1)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(253)	(270)	(448)	(203)	(328)	(258)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	88	31	15	6	31	283
Transfers between funds	132	192	2	1	(1,001)	(575)
Surrenders and terminations	(632)	(625)	(3)	-	(1,137)	(1,090)
Rescissions	-	-	-	-	-	(5)
Bonus	-	-	-	-	-	2
Contract Maintenance Charges	(1)	(2)	-	-	(4)	(6)
Rider charge	-	-	-	-	(7)	(9)
Total Net Contract Transactions	(413)	(404)	14	7	(2,118)	(1,400)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Franklin U.S. Government Fund		Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	506	1,468	-	5	5	1
Transfers between funds	(1,324)	(26)	(6)	115	-	-
Surrenders and terminations	(1,716)	(1,812)	(43)	(31)	-	-
Rescissions	(6)	(38)	-	-	-	-
Bonus	4	12	-	-	-	-
Contract Maintenance Charges	(5)	(5)	-	-	-	-
Rider charge	(42)	(33)	-	-	-	-
Total Net Contract Transactions	(2,583)	(434)	(49)	89	5	1

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	55	13	-	-	-	-
Transfers between funds	(2)	-	-	(520)	(5)	(3)
Surrenders and terminations	(3)	-	-	(31)	(20)	(22)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	50	13	-	(551)	(25)	(25)

	Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund		Ivy Funds VIP Asset Strategy Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	30	7
Transfers between funds	-	-	-	(1)	(1)	(1)
Surrenders and terminations	(1)	(3)	(6)	(4)	(3)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(1)	(3)	(6)	(5)	26	6

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	17	2	8	3	1	1
Transfers between funds	3	-	(1)	-	-	-
Surrenders and terminations	-	-	-	-	(1)	-
Rescissions	-	-	(2)	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	20	2	5	3	-	1

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	13	1	5	-	-	1
Transfers between funds	5	-	3	-	54	152
Surrenders and terminations	(1)	-	-	-	(142)	(169)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	17	1	8	-	(88)	(16)

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	25	4	-	-
Transfers between funds	-	-	(1)	-	-	-
Surrenders and terminations	-	(3)	-	-	(5)	(2)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(3)	24	4	(5)	(2)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	7	1	5	-	12	-
Transfers between funds	2	-	2	-	4	-
Surrenders and terminations	-	-	-	-	(1)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	9	1	7	-	15	-

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	24	1	11	3	10	3
Transfers between funds	25	20	(2)	-	2	-
Surrenders and terminations	(1)	-	(3)	-	(1)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	48	21	6	3	11	3

	Mutual Shares Securities Fund		Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,461	1,416	4	3	2	-
Transfers between funds	2,041	3,772	99	309	33	261
Surrenders and terminations	(4,940)	(4,399)	(733)	(856)	(45)	(6)
Rescissions	(7)	(17)	-	-	-	-
Bonus	11	8	-	-	-	-
Contract Maintenance Charges	(7)	(9)	(1)	(2)	-	-
Rider charge	(22)	(14)	-	-	-	-
Total Net Contract Transactions	(463)	757	(631)	(546)	(10)	255

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	1	39	1	15	5
Transfers between funds	-	(1,273)	3	-	177	339
Surrenders and terminations	-	(357)	-	-	(815)	(863)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	(1)	-	-	(2)	(2)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(1,630)	42	1	(625)	(521)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	443	887	4,298	5,865	400	332
Transfers between funds	933	3,048	(2,403)	5,280	(262)	(118)
Surrenders and terminations	(6,277)	(5,704)	(2,413)	(2,086)	(1,594)	(1,255)
Rescissions	(3)	(7)	(32)	(110)	(6)	(2)
Bonus	2	1	46	34	-	1
Contract Maintenance Charges	(11)	(14)	(8)	(7)	(3)	(4)
Rider charge	(21)	(20)	(254)	(183)	(16)	(17)
Total Net Contract Transactions	(4,934)	(1,809)	(766)	8,793	(1,481)	(1,063)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	196	278	1,848	2,275	67	158
Transfers between funds	(611)	224	297	935	(415)	(360)
Surrenders and terminations	(685)	(695)	(229)	(133)	(693)	(732)
Rescissions	(13)	(15)	(21)	(40)	(4)	(12)
Bonus	1	3	10	17	-	1
Contract Maintenance Charges	(3)	(3)	(2)	(1)	(2)	(3)
Rider charge	(72)	(72)	(65)	(37)	(35)	(32)
Total Net Contract Transactions	(1,187)	(280)	1,838	3,016	(1,082)	(980)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	3,836	2,773	1,074	2,826	5,077	6,502
Transfers between funds	790	187	(2,566)	71	3,410	4,332
Surrenders and terminations	(40)	(13)	(987)	(783)	(2,078)	(1,826)
Rescissions	(58)	(45)	(33)	(65)	(69)	(168)
Bonus	25	14	5	14	38	40
Contract Maintenance Charges	(1)	-	(6)	(6)	(7)	(6)
Rider charge	(61)	(8)	(291)	(268)	(206)	(127)
Total Net Contract Transactions	4,491	2,908	(2,804)	1,789	6,165	8,747

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	89	4	3,220	6,386	5,930	10,286
Transfers between funds	(25)	7	(4,808)	4,366	(6,929)	9,558
Surrenders and terminations	(3)	-	(3,033)	(3,279)	(5,794)	(5,767)
Rescissions	-	-	(41)	(141)	(79)	(257)
Bonus	-	-	28	42	43	57
Contract Maintenance Charges	-	-	(9)	(8)	(17)	(16)
Rider charge	-	-	(198)	(146)	(365)	(268)
Total Net Contract Transactions	61	11	(4,841)	7,220	(7,211)	13,593

	PIMCO VIT Unconstrained Bond Portfolio		SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	5,226	4,148	1	1	33	4
Transfers between funds	6,252	2,459	69	220	17	22
Surrenders and terminations	(616)	(169)	(164)	(204)	-	-
Rescissions	(53)	(85)	-	-	-	-
Bonus	33	18	-	-	-	-
Contract Maintenance Charges	(2)	(1)	-	-	-	-
Rider charge	(128)	(54)	-	-	-	-
Total Net Contract Transactions	10,712	6,316	(94)	17	50	26

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	26	6	3	3	112	53
Transfers between funds	27	17	8	-	155	203
Surrenders and terminations	(5)	-	(1)	-	(890)	(915)
Rescissions	-	-	-	-	(3)	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	(2)	(3)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	48	23	10	3	(628)	(662)

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,688	3,154	1,864	872	208,680	246,884
Transfers between funds	710	1,027	1,486	2,920	59,424	98,105
Surrenders and terminations	(1,230)	(850)	(3,348)	(2,763)	(151,333)	(137,975)
Rescissions	(28)	(63)	(7)	(15)	(2,217)	(6,480)
Bonus	17	19	5	3	1,396	1,406
Contract Maintenance Charges	(4)	(3)	(6)	(7)	(406)	(430)
Rider charge	(117)	(80)	(15)	(10)	(8,948)	(6,611)
Total Net Contract Transactions	2,036	3,204	(21)	1,000	106,596	194,899

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

6.         FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2013	140	$15.57	to	$16.71	$2,175	0.36%	1.15%	to	2.55%	32.64%	to	33.31%
2012	154	$11.74	to	$12.54	$1,804	0.96%	1.15%	to	2.55%	16.06%	to	16.65%
2011	178	$10.12	to	$10.81	$1,795	0.11%	1.15%	to	2.55%	-2.81%	to	-1.44%
2010	202	$10.34	to	$10.99	$2,082	0.39%	1.15%	to	2.55%	11.15%	to	12.72%
2009	241	$9.24	to	$9.77	$2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
Alger American LargeCap Growth Portfolio
2013	274	$10.31	to	$12.14	$3,200	0.80%	1.15%	to	2.55%	31.68%	to	33.20%
2012	295	$8.37	to	$9.11	$2,594	1.14%	1.15%	to	2.55%	7.08%	to	8.33%
2011	359	$7.77	to	$8.41	$2,925	1.00%	1.15%	to	2.55%	-2.85%	to	-1.48%
2010	419	$7.96	to	$8.56	$3,487	0.73%	1.15%	to	2.55%	10.53%	to	12.09%
2009	491	$6.95	to	$7.65	$3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
Alger American MidCap Growth Portfolio
2013	177	$14.63	to	$17.78	$2,907	0.31%	1.15%	to	2.55%	32.42%	to	34.29%
2012	215	$11.05	to	$13.24	$2,650	0.00%	1.15%	to	2.55%	13.27%	to	14.87%
2011	257	$9.76	to	$11.53	$2,764	0.34%	1.15%	to	2.55%	-10.58%	to	-9.32%
2010	314	$10.91	to	$12.71	$3,756	0.00%	1.15%	to	2.55%	16.38%	to	18.02%
2009	360	$9.37	to	$10.77	$3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
Alger American SmallCap Growth Portfolio
2013	38	$11.48	to	$12.31	$445	0.00%	1.15%	to	2.55%	31.73%	to	32.39%
2012	42	$8.72	to	$9.30	$372	0.00%	1.15%	to	2.55%	10.37%	to	10.93%
2011	45	$7.90	to	$8.43	$359	0.00%	1.15%	to	2.55%	-5.61%	to	-4.29%
2010	80	$8.31	to	$8.83	$681	0.00%	1.15%	to	2.55%	22.14%	to	23.86%
2009	88	$6.34	to	$7.14	$609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
AZL Balanced Index Strategy Fund
2013	29,150	$12.43	to	$13.94	$381,862	1.71%	1.00%	to	3.40%	9.37%	to	11.81%
2012	27,380	$11.37	to	$12.16	$323,625	1.41%	1.00%	to	3.15%	6.91%	to	9.19%
2011	25,164	$10.64	to	$11.14	$274,789	0.76%	1.00%	to	3.15%	-0.76%	to	1.39%
2010	18,818	$10.71	to	$10.99	$204,179	0.00%	1.00%	to	3.15%	7.07%	to	9.40%
2009²	12,957	$10.00	to	$10.04	$129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2013	30,406	$14.67	to	$18.79	$492,419	0.53%	0.30%	to	3.40%	29.04%	to	33.04%
2012	30,892	$11.48	to	$14.12	$380,619	0.04%	0.30%	to	3.15%	10.35%	to	13.39%
2011	29,815	$10.40	to	$11.89	$328,076	0.00%	0.30%	to	3.15%	-11.92%	to	-9.38%
2010	30,880	$11.73	to	$13.21	$381,198	0.05%	1.00%	to	3.15%	15.50%	to	18.01%
2009	30,874	$10.15	to	$11.17	$326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Mid Cap Value Fund
2013	13,027	$9.72	to	$12.10	$139,769	0.67%	0.30%	to	3.40%	30.47%	to	34.51%
2012	11,978	$7.54	to	$9.00	$96,570	0.56%	0.30%	to	3.15%	12.47%	to	15.68%
2011	11,009	$6.69	to	$7.47	$77,581	0.86%	0.30%	to	3.15%	-6.55%	to	-3.86%
2010	10,557	$7.15	to	$7.81	$78,391	0.64%	1.00%	to	3.15%	18.86%	to	21.44%
2009	9,377	$5.97	to	$6.42	$57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
AZL Dreyfus Research Growth Fund
2013	16,371	$12.84	to	$18.16	$241,085	0.43%	0.30%	to	3.40%	31.52%	to	35.59%
2012	16,990	$9.91	to	$13.39	$186,579	0.36%	0.30%	to	3.15%	14.25%	to	17.40%
2011	16,759	$8.67	to	$10.46	$158,438	0.31%	0.30%	to	3.15%	-6.19%	to	-3.48%
2010	18,846	$9.23	to	$10.93	$187,958	0.42%	1.00%	to	3.15%	19.11%	to	21.70%
2009	18,168	$7.67	to	$9.00	$150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
AZL Federated Clover Small Value Fund
2013	14,193	$21.27	to	$28.84	$337,001	0.71%	0.30%	to	3.40%	27.65%	to	31.60%
2012	11,444	$16.96	to	$21.91	$209,598	0.60%	0.30%	to	3.15%	10.98%	to	13.98%
2011	11,704	$15.28	to	$18.09	$190,356	0.56%	0.30%	to	3.15%	-6.89%	to	-4.21%
2010	12,993	$16.31	to	$19.02	$224,974	0.81%	1.00%	to	3.15%	23.17%	to	25.84%
2009	12,961	$13.14	to	$15.06	$180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
AZL Franklin Templeton Founding Strategy Plus Fund
2013	34,196	$13.15	to	$20.42	$476,676	1.71%	0.30%	to	3.40%	14.40%	to	17.77%
2012	28,295	$11.48	to	$12.58	$340,380	2.35%	0.30%	to	3.15%	11.20%	to	14.43%
2011	26,043	$10.34	to	$10.79	$277,743	0.22%	0.30%	to	3.15%	-4.87%	to	-2.13%
2010	13,142	$10.86	to	$11.12	$145,135	3.10%	1.15%	to	3.15%	6.61%	to	8.76%
2009²	981	$10.19	to	$10.22	$54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%
AZL Gateway Fund
2013	7,414	$10.57	to	$11.87	$82,334	0.91%	0.00%	to	3.40%	5.08%	to	8.44%
2012	5,322	$10.06	to	$10.95	$55,574	0.41%	0.00%	to	3.15%	0.90%	to	4.15%
2011	4,424	$9.97	to	$10.31	$45,144	0.00%	0.00%	to	3.15%	-0.13%	to	3.06%
2010³	1,527	$10.00	to	$10.10	$15,393	1.39%	1.15%	to	3.15%	-0.15%	to	1.20%
AZL Growth Index Strategy Fund
2013	83,801	$13.77	to	$15.97	$1,219,558	1.22%	1.00%	to	3.40%	17.08%	to	19.69%
2012	70,718	$11.73	to	$12.51	$866,140	1.15%	1.00%	to	3.15%	9.79%	to	12.03%
2011	62,713	$10.70	to	$11.16	$690,163	0.56%	1.00%	to	3.15%	-3.08%	to	-0.98%
2010	31,123	$11.03	to	$11.28	$348,066	0.00%	1.00%	to	3.15%	9.90%	to	12.29%
2009²	16,310	$10.03	to	$10.07	$163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL International Index Fund
2013	6,963	$11.41	to	$15.22	$84,676	2.04%	0.00%	to	3.40%	17.36%	to	21.36%
2012	5,790	$9.82	to	$10.79	$58,812	2.02%	0.00%	to	3.15%	14.59%	to	18.04%
2011	5,041	$8.57	to	$8.95	$44,076	1.26%	0.00%	to	3.15%	-15.47%	to	-12.78%
2010	4,296	$10.12	to	$10.36	$43,901	0.54%	1.00%	to	3.15%	3.80%	to	6.05%
2009²	3,593	$9.73	to	$9.77	$35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Equity and Income Fund
2013	47,397	$14.20	to	$18.70	$751,359	0.95%	0.30%	to	3.40%	20.74%	to	24.29%
2012	36,445	$11.75	to	$15.05	$471,097	1.48%	0.30%	to	3.15%	8.42%	to	11.57%
2011	35,426	$10.84	to	$12.64	$416,347	1.23%	0.30%	to	3.15%	-5.20%	to	-2.47%
2010	27,543	$11.43	to	$12.98	$334,919	1.30%	1.00%	to	3.15%	8.28%	to	10.63%
2009	21,215	$10.56	to	$11.83	$234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
AZL Invesco Growth and Income Fund
2013	16,541	$14.71	to	$21.12	$269,690	0.98%	0.30%	to	3.40%	29.48%	to	33.29%
2012	15,275	$11.56	to	$15.85	$191,141	1.47%	0.30%	to	3.15%	10.94%	to	13.99%
2011	15,169	$10.42	to	$12.90	$168,140	0.86%	0.30%	to	3.15%	-4.97%	to	-2.23%
2010	15,605	$10.95	to	$13.22	$184,784	0.87%	1.00%	to	3.15%	8.88%	to	11.25%
2009	16,633	$9.95	to	$11.84	$179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
AZL Invesco International Equity Fund
2013	17,390	$16.42	to	$23.32	$319,287	1.26%	0.30%	to	3.40%	14.87%	to	18.43%
2012	17,046	$14.84	to	$19.69	$274,904	1.75%	0.30%	to	3.15%	12.18%	to	15.21%
2011	17,443	$13.16	to	$15.97	$247,210	0.95%	0.30%	to	3.15%	-10.18%	to	-7.59%
2010	19,392	$14.69	to	$17.40	$302,735	0.46%	1.00%	to	3.15%	9.03%	to	11.40%
2009	22,266	$13.30	to	$15.56	$316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
AZL JPMorgan International Opportunities Fund
2013	18,012	$17.46	to	$24.05	$356,250	2.26%	0.30%	to	3.40%	16.78%	to	20.33%
2012	18,137	$15.39	to	$19.99	$301,979	1.86%	0.30%	to	3.15%	16.69%	to	19.90%
2011	17,297	$13.19	to	$15.69	$242,631	0.66%	0.30%	to	3.15%	-16.09%	to	-13.67%
2010	19,223	$15.70	to	$18.23	$318,489	0.45%	1.00%	to	3.15%	2.66%	to	4.89%
2009	21,766	$15.16	to	$17.33	$349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
AZL JPMorgan U.S. Equity Fund
2013	14,594	$14.38	to	$19.22	$236,482	0.95%	0.30%	to	3.40%	32.46%	to	36.49%
2012	14,043	$11.14	to	$14.08	$168,524	0.79%	0.30%	to	3.15%	13.65%	to	16.78%
2011	12,600	$9.84	to	$11.43	$130,690	0.69%	0.30%	to	3.15%	-5.22%	to	-2.49%
2010	13,654	$10.36	to	$11.80	$148,046	0.57%	1.00%	to	3.15%	9.46%	to	11.84%
2009	14,506	$9.39	to	$10.52	$142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
AZL MFS Investors Trust Fund
2013	13,872	$18.17	to	$23.27	$276,868	0.78%	0.30%	to	3.40%	27.43%	to	31.38%
2012	14,316	$14.40	to	$17.71	$220,647	0.72%	0.30%	to	3.15%	15.41%	to	18.59%
2011	14,197	$12.47	to	$14.25	$186,853	0.61%	0.30%	to	3.15%	-5.24%	to	-2.51%
2010	16,719	$13.14	to	$14.68	$229,687	0.13%	1.00%	to	3.15%	7.57%	to	9.91%
2009	20,996	$12.11	to	$13.33	$265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
AZL MFS Value Fund
2013	24,987	$11.98	to	$17.53	$349,096	1.52%	0.30%	to	3.40%	30.96%	to	35.01%
2012	24,715	$9.53	to	$12.98	$259,569	1.26%	0.30%	to	3.15%	13.26%	to	16.32%
2011	23,875	$8.41	to	$10.36	$217,364	0.93%	0.30%	to	3.15%	-7.41%	to	-4.74%
2010	27,423	$9.06	to	$10.95	$259,905	1.09%	1.00%	to	3.15%	6.42%	to	8.73%
2009	29,313	$8.43	to	$10.02	$266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Mid Cap Index Fund
2013	9,970	$14.58	to	$16.37	$152,925	0.69%	0.00%	to	3.40%	28.60%	to	32.71%
2012	8,021	$11.38	to	$12.33	$94,071	0.45%	0.00%	to	3.15%	13.73%	to	17.22%
2011	6,608	$10.01	to	$10.32	$67,251	0.38%	0.00%	to	3.15%	-5.34%	to	-2.32%
2010³	5,906	$10.56	to	$10.69	$62,735	0.26%	1.00%	to	3.15%	7.54%	to	9.11%
AZL Money Market Fund
2013	78,740	$8.23	to	$12.75	$762,103	0.00%	0.00%	to	3.40%	-3.10%	to	0.00%
2012	83,577	$8.49	to	$12.75	$821,110	0.00%	0.00%	to	3.15%	-3.12%	to	0.00%
2011	81,711	$8.77	to	$11.33	$811,974	0.00%	0.00%	to	3.15%	-3.09%	to	0.00%
2010	80,125	$9.05	to	$11.44	$807,404	0.01%	1.00%	to	3.15%	-3.09%	to	-0.99%
2009	83,432	$9.34	to	$11.50	$854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
AZL Morgan Stanley Global Real Estate Fund
2013	7,657	$9.64	to	$12.28	$80,311	4.02%	0.00%	to	3.40%	-0.17%	to	3.02%
2012	8,222	$9.76	to	$11.92	$85,291	1.67%	0.00%	to	3.15%	26.00%	to	29.86%
2011	8,669	$7.75	to	$8.60	$70,490	3.04%	0.00%	to	3.15%	-12.73%	to	-9.94%
2010	9,166	$8.86	to	$9.62	$84,456	1.80%	1.00%	to	3.15%	17.11%	to	19.66%
2009	8,690	$7.53	to	$8.09	$67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
AZL Morgan Stanley Mid Cap Growth Fund
2013	20,835	$17.70	to	$25.89	$428,378	0.49%	0.30%	to	3.40%	34.43%	to	38.53%
2012	21,989	$13.64	to	$18.69	$330,341	0.00%	0.30%	to	3.15%	5.14%	to	8.03%
2011	22,261	$12.97	to	$16.06	$312,295	0.35%	0.30%	to	3.15%	-9.46%	to	-6.85%
2010	25,121	$14.30	to	$17.27	$387,718	0.00%	1.00%	to	3.15%	28.39%	to	31.18%
2009	25,366	$10.98	to	$13.12	$302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
AZL MVP Balanced Index Strategy Fund
2013	11,709	$11.74	to	$12.21	$138,775	0.00%	0.00%	to	2.05%	10.33%	to	12.56%
2012⁷	5,987	$10.64	to	$10.73	$63,989	2.61%	1.40%	to	2.05%	5.32%	to	6.16%
AZL MVP BlackRock Global Allocation Fund
2013	52,536	$11.69	to	$11.90	$621,042	0.00%	1.15%	to	2.05%	11.76%	to	12.77%
2012⁷	28,565	$10.46	to	$10.55	$300,335	2.02%	1.40%	to	2.05%	2.92%	to	3.80%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2013	15,561	$12.16	to	$12.35	$191,116	0.00%	1.15%	to	2.05%	15.40%	to	16.44%
2012⁸	4,062	$10.54	to	$10.60	$42,976	2.50%	1.40%	to	2.05%	5.41%	to	6.05%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fusion Balanced Fund
2013	88,297	$12.03	to	$15.40	$1,188,726	1.79%	0.30%	to	3.40%	7.94%	to	11.12%
2012	77,972	$11.14	to	$13.86	$953,718	2.02%	0.30%	to	3.15%	7.92%	to	11.06%
2011	76,424	$10.32	to	$11.91	$853,935	2.47%	0.30%	to	3.15%	-3.97%	to	-1.20%
2010	67,228	$10.75	to	$12.14	$770,299	2.79%	1.00%	to	3.15%	7.63%	to	9.97%
2009	53,281	$10.01	to	$11.01	$558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
AZL MVP Fusion Conservative Fund
2013	19,269	$11.99	to	$13.49	$243,933	2.13%	0.30%	to	3.40%	4.67%	to	7.64%
2012	20,033	$11.48	to	$12.53	$238,943	1.74%	0.30%	to	3.15%	7.91%	to	10.93%
2011	16,226	$10.64	to	$11.09	$177,285	1.75%	0.30%	to	3.15%	-2.47%	to	0.34%
2010	7,652	$10.89	to	$11.11	$84,545	0.00%	1.15%	to	3.15%	7.52%	to	9.70%
2009²	576	$10.13	to	$10.15	$5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL MVP Fusion Growth Fund
2013	69,036	$11.89	to	$15.23	$892,283	1.32%	0.30%	to	3.40%	15.35%	to	18.75%
2012	71,949	$10.43	to	$12.83	$795,201	1.57%	0.30%	to	3.15%	9.92%	to	12.94%
2011	70,470	$9.48	to	$10.84	$699,725	1.78%	0.30%	to	3.15%	-7.38%	to	-4.71%
2010	78,607	$10.20	to	$11.45	$835,941	1.73%	1.00%	to	3.15%	9.40%	to	11.78%
2009	82,691	$9.29	to	$10.22	$797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
AZL MVP Fusion Moderate Fund
2013	187,341	$11.99	to	$15.35	$2,522,035	1.51%	0.30%	to	3.40%	11.60%	to	14.83%
2012	162,202	$10.74	to	$13.37	$1,920,370	1.68%	0.30%	to	3.15%	9.02%	to	12.19%
2011	157,050	$9.85	to	$11.37	$1,680,438	1.81%	0.30%	to	3.15%	-5.84%	to	-3.13%
2010	129,428	$10.47	to	$11.79	$1,444,737	1.82%	1.00%	to	3.15%	8.28%	to	10.63%
2009	88,601	$9.67	to	$10.61	$894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
AZL MVP Growth Index Strategy Fund
2013	52,388	$12.88	to	$13.41	$682,445	0.00%	0.00%	to	2.05%	18.40%	to	20.85%
2012⁷	20,955	$10.88	to	$10.97	$229,135	2.06%	1.40%	to	2.05%	7.04%	to	7.95%
AZL MVP Invesco Equity and Income Fund
2013	21,022	$12.95	to	$13.19	$275,377	0.00%	1.15%	to	2.05%	21.37%	to	22.47%
2012⁷	6,781	$10.67	to	$10.77	$72,751	1.81%	1.40%	to	2.05%	5.86%	to	6.75%
AZL NFJ International Value Fund
2013	20	$17.90	to	$17.90	$353	3.16%	0.30%	to	0.30%	11.32%	to	11.32%
2012⁹	1	$16.08	to	$16.08	$15	0.00%	0.30%	to	0.30%	3.71%	to	3.71%
AZL Oppenheimer Discovery Fund
2013	11,947	$15.53	to	$19.89	$202,364	0.00%	0.30%	to	3.40%	40.73%	to	45.09%
2012	4,392	$11.19	to	$13.71	$51,518	0.00%	0.30%	to	3.15%	13.22%	to	16.28%
2011	4,117	$9.88	to	$11.14	$42,808	0.04%	0.30%	to	3.15%	-8.32%	to	-5.68%
2010	4,825	$10.75	to	$11.91	$54,210	0.00%	1.00%	to	3.15%	24.84%	to	27.55%
2009	3,048	$8.56	to	$9.35	$27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
AZL Pyramis Core Bond Fund
2013	1,196	$9.48	to	$9.81	$11,548	0.49%	0.30%	to	3.40%	-4.90%	to	-2.49%
2012⁹	269	$9.98	to	$10.06	$2,692	0.00%	0.30%	to	3.15%	0.37%	to	1.02%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Russell 1000 Growth Index Fund
2013	202	$17.43	to	$17.60	$3,537	1.25%	0.00%	to	0.30%	32.08%	to	32.48%
2012	118	$13.19	to	$13.28	$1,568	0.77%	0.00%	to	0.30%	14.05%	to	14.40%
2011⁴	18	$11.57	to	$11.61	$203	0.61%	0.00%	to	0.30%	1.61%	to	1.92%
AZL Russell 1000 Value Index Fund
2013	178	$16.87	to	$17.04	$3,012	2.26%	0.00%	to	0.30%	31.13%	to	31.52%
2012	99	$12.87	to	$12.96	$1,277	1.85%	0.00%	to	0.30%	16.28%	to	16.63%
2011⁴	23	$11.07	to	$11.11	$257	1.49%	0.00%	to	0.30%	-0.55%	to	-0.25%
AZL S&P 500 Index Fund
2013	48,245	$9.98	to	$14.48	$582,190	1.23%	0.30%	to	3.40%	27.32%	to	31.26%
2012	46,229	$7.73	to	$11.03	$429,178	1.14%	0.30%	to	3.15%	11.99%	to	15.07%
2011	42,549	$6.83	to	$8.60	$347,361	1.19%	1.00%	to	3.15%	-1.59%	to	0.54%
2010	47,207	$6.86	to	$8.57	$387,250	1.42%	1.00%	to	3.15%	11.02%	to	13.43%
2009	52,875	$6.11	to	$7.57	$386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
AZL Schroder Emerging Markets Equity Fund CL 1
2013	3,338	$11.00	to	$11.60	$29,590	1.00%	1.40%	to	2.20%	-4.09%	to	-3.32%
2012	3,728	$11.47	to	$12.00	$34,568	1.04%	1.40%	to	2.20%	18.86%	to	19.82%
2011	4,120	$9.65	to	$10.02	$31,777	0.96%	1.40%	to	2.20%	-18.89%	to	-18.24%
2010	4,684	$11.90	to	$12.25	$44,813	0.77%	1.40%	to	2.20%	10.16%	to	11.04%
2009	5,324	$10.80	to	$11.03	$46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
AZL Schroder Emerging Markets Equity Fund CL 2
2013	19,410	$9.29	to	$12.55	$207,562	0.76%	0.00%	to	3.40%	-5.28%	to	-2.10%
2012	21,422	$9.75	to	$12.81	$238,431	0.77%	0.00%	to	3.15%	17.45%	to	21.04%
2011	22,690	$8.28	to	$10.00	$212,566	0.68%	0.00%	to	3.15%	-19.83%	to	-17.27%
2010	26,338	$10.28	to	$12.21	$304,360	0.55%	1.00%	to	3.15%	8.92%	to	11.28%
2009	26,629	$9.40	to	$10.95	$279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
AZL Small Cap Stock Index Fund
2013	16,205	$13.35	to	$16.64	$234,313	0.97%	0.00%	to	3.40%	36.05%	to	40.62%
2012	16,559	$9.98	to	$11.83	$173,176	0.38%	0.00%	to	3.15%	12.37%	to	15.82%
2011	15,655	$8.88	to	$9.75	$143,752	0.53%	0.00%	to	3.15%	-2.81%	to	0.29%
2010	17,571	$9.13	to	$9.82	$164,270	0.59%	1.00%	to	3.15%	21.60%	to	24.24%
2009	18,081	$7.47	to	$7.89	$137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
AZL T. Rowe Price Capital Appreciation Fund
2013	35,310	$12.15	to	$17.51	$497,502	0.83%	0.30%	to	3.40%	25.72%	to	29.55%
2012	36,661	$10.05	to	$13.51	$403,218	0.36%	0.30%	to	3.15%	9.04%	to	11.98%
2011	35,162	$9.22	to	$11.24	$348,143	0.85%	0.30%	to	3.15%	-7.16%	to	-4.49%
2010	38,649	$9.91	to	$11.85	$407,633	2.39%	1.00%	to	3.15%	8.57%	to	10.93%
2009	41,658	$8.96	to	$10.64	$401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
BlackRock Equity Dividend V.I. Fund
2013	56	$14.75	to	$14.75	$819	2.23%	0.30%	to	0.30%	23.75%	to	23.75%
2012⁹	4	$11.92	to	$11.92	$49	0.00%	0.30%	to	0.30%	-0.63%	to	-0.63%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Global Allocation V.I. Fund
2013	180,235	$10.76	to	$25.00	$2,092,902	1.05%	0.00%	to	3.40%	10.65%	to	14.42%
2012	186,945	$9.70	to	$18.06	$1,930,836	1.51%	0.00%	to	3.15%	6.54%	to	9.97%
2011	177,308	$9.11	to	$16.68	$1,694,578	2.73%	0.00%	to	3.15%	-6.62%	to	-3.64%
2010	117,593	$9.75	to	$17.58	$1,183,647	1.47%	1.15%	to	3.15%	6.36%	to	8.51%
2009	63,930	$9.17	to	$16.27	$595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
ClearBridge Variable Aggressive Growth Portfolio
2013	31	$17.24	to	$17.24	$529	0.09%	0.30%	to	0.30%	46.93%	to	46.93%
2012⁹	1	$11.73	to	$11.73	$8	0.00%	0.30%	to	0.30%	-2.01%	to	-2.01%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2013	3,809	$16.12	to	$17.04	$62,774	0.00%	1.15%	to	2.70%	44.67%	to	46.85%
2012	4,487	$11.15	to	$11.60	$50,772	0.00%	1.15%	to	2.70%	14.81%	to	16.56%
2011⁵	4,975	$9.71	to	$9.95	$48,707	0.00%	1.15%	to	2.70%	-13.97%	to	-12.89%
Columbia Variable Portfolio – Seligman Global Technology Fund
2013	90	$9.26	to	$10.20	$875	0.00%	1.15%	to	2.55%	23.28%	to	24.14%
2012	106	$7.51	to	$8.22	$837	0.00%	1.15%	to	2.55%	5.05%	to	5.79%
2011	119	$7.15	to	$7.77	$890	0.00%	1.15%	to	2.55%	-8.12%	to	-6.83%
2010	207	$7.74	to	$8.36	$1,666	0.00%	1.15%	to	2.55%	12.61%	to	14.20%
2009	240	$6.84	to	$7.33	$1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
Davis VA Financial Portfolio
2013	4,309	$13.00	to	$18.20	$68,263	0.57%	1.00%	to	3.40%	27.06%	to	29.76%
2012	4,622	$11.12	to	$14.30	$56,878	2.01%	1.00%	to	3.15%	15.35%	to	17.64%
2011	4,844	$9.64	to	$12.16	$51,082	1.20%	1.00%	to	3.15%	-10.81%	to	-8.87%
2010	5,987	$10.78	to	$13.34	$70,024	0.80%	1.00%	to	3.15%	7.65%	to	9.99%
2009	7,052	$9.90	to	$12.07	$76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
Davis VA Real Estate Portfolio
2013	15	$24.56	to	$28.82	$407	1.15%	1.15%	to	2.55%	-3.81%	to	-2.69%
2012	17	$25.53	to	$29.62	$487	1.05%	1.15%	to	2.55%	14.19%	to	15.51%
2011	28	$22.36	to	$25.64	$698	1.31%	1.15%	to	2.55%	6.16%	to	7.65%
2010	30	$21.06	to	$23.88	$682	1.97%	1.15%	to	2.55%	16.68%	to	18.33%
2009	32	$18.05	to	$20.23	$635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
Davis VA Value Portfolio
2013	4,001	$13.96	to	$17.32	$61,460	0.83%	1.15%	to	2.70%	29.87%	to	31.90%
2012	4,626	$10.75	to	$13.13	$54,113	1.60%	1.15%	to	2.70%	10.05%	to	11.78%
2011	5,034	$9.77	to	$11.75	$52,978	0.80%	1.15%	to	2.70%	-6.72%	to	-5.27%
2010	6,007	$10.47	to	$12.40	$67,411	1.26%	1.15%	to	2.70%	9.76%	to	11.48%
2009	7,213	$9.54	to	$11.12	$73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
Dreyfus VIF Appreciation Portfolio
2013	5	$17.36	to	$17.36	$90	1.72%	0.30%	to	0.30%	20.46%	to	20.46%
2012⁹	2	$14.41	to	$14.41	$36	0.00%	0.30%	to	0.30%	-4.08%	to	-4.08%
Eaton Vance VT Floating-Rate Income Fund
2013	321	$15.00	to	$15.00	$4,812	3.42%	0.30%	to	0.30%	3.54%	to	3.54%
2012⁹	21	$14.48	to	$14.48	$302	1.61%	0.30%	to	0.30%	1.34%	to	1.34%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP Emerging Markets Portfolio
2013	41	$9.34	to	$9.34	$387	1.01%	0.30%	to	0.30%	3.39%	to	3.39%
2012⁹	7	$9.04	to	$9.04	$65	0.00%	0.30%	to	0.30%	5.32%	to	5.32%
Fidelity VIP FundsManager 50% Portfolio
2013	2,219	$11.61	to	$13.49	$28,631	0.92%	1.15%	to	3.40%	11.16%	to	13.35%
2012	1,893	$10.44	to	$11.90	$21,721	1.18%	1.15%	to	3.15%	6.74%	to	8.86%
2011⁴	1,364	$9.78	to	$10.94	$14,484	4.27%	1.15%	to	3.15%	-3.75%	to	-1.81%
Fidelity VIP FundsManager 60% Portfolio
2013	7,761	$11.16	to	$12.63	$94,432	1.24%	1.15%	to	3.40%	14.78%	to	17.04%
2012	5,585	$9.72	to	$10.79	$58,571	1.40%	1.15%	to	3.15%	8.05%	to	10.19%
2011⁴	4,151	$9.00	to	$9.80	$39,780	3.38%	1.15%	to	3.15%	-5.21%	to	-3.30%
Fidelity VIP Mid Cap Portfolio
2013	8	$45.60	to	$45.60	$358	0.76%	0.30%	to	0.30%	35.46%	to	35.46%
2012⁹	1	$33.66	to	$33.66	$18	0.00%	0.30%	to	0.30%	-0.04%	to	-0.04%
Fidelity VIP Strategic Income Portfolio
2013	25	$17.91	to	$17.91	$441	3.80%	0.30%	to	0.30%	-0.27%	to	-0.27%
2012⁹	19	$17.95	to	$17.95	$347	11.69%	0.30%	to	0.30%	1.75%	to	1.75%
Franklin Global Real Estate Securities Fund
2013	2,860	$36.41	to	$53.46	$117,243	4.66%	1.15%	to	2.70%	-0.41%	to	1.18%
2012	3,032	$36.56	to	$52.86	$123,151	0.00%	1.15%	to	2.70%	24.00%	to	25.95%
2011	3,047	$29.48	to	$41.97	$97,726	7.83%	1.15%	to	2.70%	-8.16%	to	-6.73%
2010	3,435	$32.10	to	$45.00	$119,658	2.90%	1.15%	to	2.70%	17.75%	to	19.59%
2009	3,931	$27.26	to	$37.63	$116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
Franklin Growth and Income Securities Fund
2013	7,724	$34.78	to	$51.07	$236,441	2.70%	1.00%	to	2.70%	26.15%	to	28.15%
2012	8,395	$27.57	to	$39.86	$202,597	3.02%	1.00%	to	2.70%	9.23%	to	10.96%
2011	9,279	$25.24	to	$35.93	$197,927	3.85%	1.00%	to	2.70%	-0.31%	to	1.39%
2010	10,309	$25.32	to	$35.49	$224,185	3.75%	1.00%	to	2.70%	13.57%	to	15.52%
2009	11,581	$22.29	to	$30.77	$224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
Franklin High Income Securities Fund
2013	8,853	$22.97	to	$52.02	$280,866	7.23%	0.00%	to	3.40%	4.43%	to	7.83%
2012	9,527	$23.29	to	$48.24	$285,029	6.90%	0.00%	to	3.15%	11.96%	to	15.56%
2011	9,693	$20.80	to	$33.26	$259,296	6.48%	0.00%	to	3.15%	1.33%	to	4.56%
2010	9,950	$20.53	to	$32.12	$255,884	6.24%	1.00%	to	3.15%	9.75%	to	12.13%
2009	9,297	$18.70	to	$28.43	$211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
Franklin Income Securities Fund
2013	25,905	$39.16	to	$80.70	$1,355,220	6.38%	0.30%	to	3.40%	10.30%	to	13.60%
2012	23,295	$37.29	to	$71.04	$1,058,439	6.36%	0.30%	to	3.15%	9.19%	to	12.31%
2011	19,550	$34.55	to	$53.98	$764,175	5.79%	0.30%	to	3.15%	-0.78%	to	2.08%
2010	19,915	$35.17	to	$53.25	$768,184	6.62%	1.00%	to	3.15%	9.18%	to	11.55%
2009	21,911	$31.50	to	$47.37	$762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Large Cap Growth Securities Fund
2013	8,180	$20.79	to	$27.34	$144,568	1.13%	1.00%	to	2.70%	25.21%	to	27.16%
2012	8,433	$16.60	to	$21.50	$120,580	0.91%	1.00%	to	2.70%	9.36%	to	11.08%
2011	8,703	$15.18	to	$19.35	$113,265	0.76%	1.00%	to	2.70%	-4.12%	to	-2.48%
2010	9,854	$15.83	to	$19.88	$135,484	0.91%	1.00%	to	2.70%	8.62%	to	10.48%
2009	11,029	$14.58	to	$18.02	$141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
Franklin Rising Dividends Securities Fund
2013	7,873	$40.73	to	$73.13	$317,905	1.65%	0.30%	to	2.70%	26.23%	to	29.30%
2012	8,321	$32.27	to	$56.56	$263,032	1.68%	0.30%	to	2.70%	8.96%	to	11.62%
2011	8,524	$29.61	to	$40.15	$246,361	1.60%	1.15%	to	2.70%	3.18%	to	4.82%
2010	9,620	$28.70	to	$38.31	$269,969	1.68%	1.15%	to	2.70%	17.43%	to	19.26%
2009	10,849	$24.44	to	$32.12	$262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
Franklin Small Cap Value Securities Fund
2013	3,163	$23.35	to	$29.77	$75,873	1.32%	1.15%	to	2.70%	32.61%	to	34.68%
2012	3,491	$17.61	to	$22.10	$62,885	0.80%	1.15%	to	2.70%	15.22%	to	17.09%
2011	3,749	$15.28	to	$18.89	$57,602	0.73%	1.15%	to	2.70%	-6.32%	to	-4.86%
2010	4,421	$16.31	to	$19.85	$72,298	0.78%	1.15%	to	2.70%	24.81%	to	26.76%
2009	5,229	$13.07	to	$15.66	$68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
Franklin Small-Mid Cap Growth Securities Fund
2013	4,936	$28.23	to	$37.29	$135,999	0.00%	1.15%	to	2.70%	34.47%	to	36.57%
2012	5,349	$20.99	to	$27.30	$109,406	0.00%	1.15%	to	2.70%	7.88%	to	9.58%
2011	5,753	$19.46	to	$24.92	$108,501	0.00%	1.15%	to	2.70%	-7.36%	to	-5.92%
2010	6,607	$21.00	to	$26.48	$134,257	0.00%	1.15%	to	2.70%	24.22%	to	26.16%
2009	7,513	$16.91	to	$20.99	$123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
Franklin Strategic Income Securities Fund
2013	21	$23.21	to	$23.21	$478	6.47%	0.30%	to	0.30%	3.01%	to	3.01%
2012⁹	7	$22.54	to	$22.54	$162	0.00%	0.30%	to	0.30%	2.47%	to	2.47%
Franklin Templeton VIP Founding Funds Allocation Fund
2013	16,605	$9.72	to	$12.51	$173,221	11.83%	0.30%	to	3.40%	19.69%	to	23.40%
2012	18,723	$8.25	to	$10.14	$161,397	2.78%	0.30%	to	3.15%	11.79%	to	14.99%
2011	20,123	$7.38	to	$8.02	$153,708	0.02%	0.30%	to	3.15%	-4.59%	to	-1.84%
2010	21,987	$7.72	to	$8.21	$174,417	2.15%	1.00%	to	3.15%	6.83%	to	9.16%
2009	23,594	$7.21	to	$7.56	$173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
Franklin U.S. Government Fund
2013	14,559	$19.42	to	$40.80	$386,979	2.90%	0.00%	to	3.40%	-5.22%	to	-2.24%
2012	17,142	$20.49	to	$41.73	$469,379	2.71%	0.00%	to	3.15%	-1.24%	to	1.89%
2011	17,576	$20.75	to	$32.62	$475,595	3.14%	0.00%	to	3.15%	2.41%	to	5.68%
2010	17,242	$20.03	to	$31.18	$449,326	3.36%	1.00%	to	3.15%	2.02%	to	4.24%
2009	17,911	$19.63	to	$29.69	$450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco V.I. American Franchise Fund
2013	234	$11.48	to	$41.73	$5,282	0.37%	1.15%	to	2.55%	36.61%	to	38.53%
2012	283	$7.76	to	$30.12	$4,505	0.00%	1.15%	to	2.55%	-4.35%	to	12.09%
2011	194	$7.02	to	$8.15	$1,493	0.00%	1.15%	to	2.55%	-8.74%	to	-7.46%
2010	240	$7.69	to	$8.81	$2,001	0.00%	1.15%	to	2.55%	16.55%	to	18.20%
2009	279	$6.60	to	$7.45	$1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
Invesco V.I. American Value Fund
2013	6	$31.41	to	$31.41	$180	0.69%	0.30%	to	0.30%	33.53%	to	33.53%
2012⁹	1	$23.53	to	$23.53	$13	0.00%	0.30%	to	0.30%	1.37%	to	1.37%
Invesco V.I. Balanced-Risk Allocation Fund
2013	63	$17.12	to	$17.12	$1,083	2.10%	0.30%	to	0.30%	1.11%	to	1.11%
2012⁹	13	$16.93	to	$16.93	$221	1.41%	0.30%	to	0.30%	0.01%	to	0.01%
Invesco V.I. Core Equity Fund
2013	152	$14.09	to	$15.69	$2,278	1.34%	1.15%	to	2.55%	25.99%	to	27.77%
2012	177	$11.18	to	$12.28	$2,096	0.92%	1.15%	to	2.55%	11.00%	to	12.57%
2011	202	$10.07	to	$10.91	$2,133	0.91%	1.15%	to	2.55%	-2.57%	to	-1.20%
2010	262	$10.34	to	$11.04	$2,821	0.97%	1.15%	to	2.55%	6.80%	to	8.30%
2009	312	$9.68	to	$10.20	$3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
Invesco V.I. Growth and Income Fund
2013	12	$20.79	to	$23.08	$291	1.51%	1.15%	to	2.55%	31.56%	to	32.55%
2012	13	$15.81	to	$17.42	$231	1.30%	1.15%	to	2.55%	12.46%	to	13.32%
2011	16	$14.05	to	$15.37	$253	1.11%	1.15%	to	2.55%	-4.47%	to	-3.13%
2010	26	$14.62	to	$15.86	$420	0.00%	1.15%	to	2.55%	9.68%	to	11.23%
2009	31	$13.24	to	$14.26	$446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
Invesco V.I. International Growth Fund
2013	46	$12.68	to	$13.60	$591	1.20%	1.15%	to	2.55%	16.77%	to	17.36%
2012	52	$10.86	to	$11.59	$573	1.41%	1.15%	to	2.55%	13.35%	to	13.92%
2011	57	$9.58	to	$10.48	$556	2.03%	1.15%	to	2.55%	-9.08%	to	-7.80%
2010	127	$9.97	to	$11.37	$1,357	2.29%	1.15%	to	2.55%	10.02%	to	11.57%
2009	143	$9.04	to	$10.19	$1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
Ivy Funds VIP Asset Strategy Portfolio
2013	32	$66.30	to	$66.30	$2,122	1.51%	0.30%	to	0.30%	24.76%	to	24.76%
2012⁹	6	$53.14	to	$53.14	$309	0.00%	0.30%	to	0.30%	3.40%	to	3.40%
Ivy Funds VIP Energy Portfolio
2013	22	$15.09	to	$15.09	$335	0.00%	0.30%	to	0.30%	27.37%	to	27.37%
2012⁹	2	$11.84	to	$11.84	$25	0.00%	0.30%	to	0.30%	-3.83%	to	-3.83%
Ivy Funds VIP Global Natural Resources Portfolio
2013	8	$15.07	to	$15.07	$124	0.00%	0.30%	to	0.30%	7.48%	to	7.48%
2012⁹	3	$14.02	to	$14.02	$46	0.00%	0.30%	to	0.30%	-3.12%	to	-3.12%
Ivy Funds VIP Growth Portfolio
2013	1	$137.32	to	$137.32	$123	0.44%	0.30%	to	0.30%	36.05%	to	36.05%
2012⁹	1	$100.94	to	$100.94	$54	0.00%	0.30%	to	0.30%	-1.83%	to	-1.83%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Mid Cap Growth Portfolio
2013	18	$26.28	to	$26.28	$478	0.00%	0.30%	to	0.30%	29.55%	to	29.55%
2012⁹	1	$20.29	to	$20.29	$14	0.00%	0.30%	to	0.30%	0.74%	to	0.74%
Ivy Funds VIP Science and Technology Portfolio
2013	8	$114.03	to	$114.03	$913	0.00%	0.30%	to	0.30%	55.92%	to	55.92%
2012⁹	-	$73.13	to	$73.13	$11	0.00%	0.30%	to	0.30%	0.01%	to	0.01%
Jennison Portfolio
2013	831	$15.17	to	$15.97	$12,890	0.00%	1.15%	to	2.70%	33.52%	to	35.41%
2012	919	$11.36	to	$11.80	$10,603	0.00%	1.15%	to	2.70%	12.68%	to	14.28%
2011	935	$10.08	to	$10.34	$9,509	0.00%	1.15%	to	2.70%	-2.74%	to	-1.23%
2010³	1,063	$10.36	to	$10.47	$11,051	0.02%	1.15%	to	2.70%	5.74%	to	6.85%
JPMIT International Equity Fund
2013	7	$17.06	to	$17.47	$115	1.88%	1.15%	to	2.55%	13.28%	to	13.85%
2012	7	$15.06	to	$15.34	$102	2.81%	1.15%	to	2.55%	18.77%	to	19.37%
2011	10	$12.68	to	$12.85	$123	1.98%	1.15%	to	2.55%	-13.67%	to	-12.46%
2010	13	$14.60	to	$14.72	$194	0.00%	1.15%	to	2.55%	4.46%	to	5.93%
2009¹	16	$13.88	to	$13.93	$228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust Core Bond Portfolio
2013	28	$7.25	to	$7.25	$205	1.92%	0.30%	to	0.30%	-2.03%	to	-2.03%
2012⁹	4	$7.40	to	$7.40	$31	0.00%	0.30%	to	0.30%	0.77%	to	0.77%
JPMorgan Insurance Trust U.S. Equity Portfolio
2013	7	$22.76	to	$23.30	$155	1.57%	1.15%	to	2.55%	33.65%	to	34.32%
2012	12	$17.03	to	$17.51	$202	1.49%	1.15%	to	2.55%	15.42%	to	16.29%
2011	14	$14.75	to	$15.05	$207	1.35%	1.15%	to	2.55%	-4.33%	to	-2.99%
2010	20	$15.32	to	$15.52	$301	0.93%	1.15%	to	2.55%	10.72%	to	12.28%
2009¹	26	$13.75	to	$13.82	$357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Lazard Retirement International Equity Portfolio
2013	10	$19.17	to	$19.17	$187	2.91%	0.30%	to	0.30%	20.40%	to	20.40%
2012⁹	1	$15.92	to	$15.92	$10	0.00%	0.30%	to	0.30%	2.96%	to	2.96%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2013	7	$33.83	to	$33.83	$241	0.00%	0.30%	to	0.30%	34.86%	to	34.86%
2012⁹	-	$0.00	to	$0.00	-	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
Legg Mason Dynamic Multi-Strategy VIT Portfolio
2013	15	$12.84	to	$12.84	$197	1.43%	0.30%	to	0.30%	17.77%	to	17.77%
2012⁹	-	$0.00	to	$0.00	-	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2013	69	$13.38	to	$13.38	$929	1.74%	0.30%	to	0.30%	27.25%	to	27.25%
2012⁹	21	$10.52	to	$10.52	$215	0.00%	0.30%	to	0.30%	1.88%	to	1.88%
MFS VIT Research Bond Portfolio
2013	9	$19.83	to	$19.83	$171	1.03%	0.30%	to	0.30%	-1.58%	to	-1.58%
2012⁹	3	$20.15	to	$20.15	$64	0.00%	0.30%	to	0.30%	1.44%	to	1.44%
MFS VIT Utilities Portfolio
2013	14	$24.96	to	$24.96	$362	2.41%	0.30%	to	0.30%	19.85%	to	19.85%
2012⁹	3	$20.83	to	$20.83	$70	0.00%	0.30%	to	0.30%	1.63%	to	1.63%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Mutual Shares Securities Fund
2013	29,953	$21.00	to	$34.14	$706,233	2.12%	0.30%	to	3.40%	24.03%	to	27.88%
2012	30,416	$17.32	to	$26.70	$565,581	2.13%	0.30%	to	3.15%	10.85%	to	13.90%
2011	29,659	$15.63	to	$21.16	$479,036	2.31%	0.30%	to	3.15%	-4.10%	to	-1.34%
2010	32,790	$16.27	to	$21.60	$547,127	1.59%	1.00%	to	3.15%	7.75%	to	10.09%
2009	35,649	$14.88	to	$19.49	$549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
Oppenheimer Global Fund/VA
2013	4,370	$16.54	to	$20.53	$78,948	1.39%	1.15%	to	2.70%	23.91%	to	25.85%
2012	5,001	$13.35	to	$16.31	$72,331	2.13%	1.15%	to	2.70%	18.02%	to	19.87%
2011	5,547	$11.31	to	$13.61	$67,438	1.34%	1.15%	to	2.70%	-10.73%	to	-9.34%
2010	6,637	$12.67	to	$15.01	$89,994	1.48%	1.15%	to	2.70%	12.87%	to	14.64%
2009	7,812	$11.22	to	$13.09	$93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
Oppenheimer Global Strategic Income Fund/VA
2013	245	$20.53	to	$28.29	$5,952	4.77%	1.15%	to	2.70%	-2.79%	to	-1.27%
2012¹⁰	255	$21.12	to	$28.66	$6,271	0.00%	1.15%	to	2.70%	1.30%	to	1.58%
Oppenheimer International Growth Fund/VA
2013	43	$23.64	to	$23.64	$1,012	0.43%	0.30%	to	0.30%	25.34%	to	25.34%
2012⁹	1	$18.86	to	$18.86	$17	0.00%	0.30%	to	0.30%	3.79%	to	3.79%
Oppenheimer Main Street Fund/VA
2013	4,890	$11.91	to	$14.78	$62,684	1.11%	1.15%	to	2.70%	28.26%	to	30.27%
2012	5,515	$9.28	to	$11.34	$54,654	0.95%	1.15%	to	2.70%	13.74%	to	15.53%
2011	6,036	$8.16	to	$9.82	$52,181	0.89%	1.15%	to	2.70%	-2.67%	to	-1.15%
2010	7,197	$8.39	to	$9.93	$63,734	1.13%	1.15%	to	2.70%	13.01%	to	14.78%
2009	8,370	$7.42	to	$8.65	$65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
PIMCO EqS Pathfinder Portfolio
2013	40,736	$5.44	to	$12.87	$476,338	2.14%	0.30%	to	3.40%	15.44%	to	18.84%
2012	45,670	$10.07	to	$10.83	$445,806	0.86%	0.30%	to	3.00%	6.51%	to	9.44%
2011	47,479	$4.34	to	$9.78	$429,270	0.15%	0.30%	to	3.00%	-7.53%	to	-5.00%
2010³	243	$10.23	to	$10.35	$2,510	0.00%	1.00%	to	3.00%	3.00%	to	4.39%
PIMCO VIT All Asset Portfolio
2013	37,842	$13.67	to	$18.01	$596,231	4.62%	0.30%	to	3.40%	-2.89%	to	-0.03%
2012	38,608	$14.07	to	$18.01	$615,879	5.57%	0.30%	to	3.15%	11.36%	to	14.60%
2011	29,815	$12.63	to	$15.78	$418,614	7.33%	0.30%	to	3.15%	-1.20%	to	1.65%
2010	23,056	$12.79	to	$15.58	$323,243	7.88%	1.00%	to	3.15%	9.58%	to	11.97%
2009	14,785	$11.67	to	$13.84	$188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2013	13,272	$8.33	to	$10.95	$119,719	1.77%	0.00%	to	3.40%	-17.51%	to	-14.70%
2012	14,753	$10.20	to	$12.84	$158,971	2.75%	0.00%	to	3.15%	2.26%	to	5.39%
2011	15,816	$9.97	to	$12.35	$164,329	14.18%	0.00%	to	3.15%	-10.42%	to	-7.56%
2010	16,681	$11.05	to	$13.57	$192,780	15.19%	1.00%	to	3.15%	20.66%	to	23.28%
2009	16,309	$9.13	to	$11.07	$155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Emerging Markets Bond Portfolio
2013	11,605	$14.16	to	$27.05	$184,380	5.00%	0.00%	to	3.40%	-9.90%	to	-6.97%
2012	12,792	$15.71	to	$29.53	$221,822	4.92%	0.00%	to	3.15%	14.23%	to	17.90%
2011	13,072	$13.75	to	$25.44	$195,769	5.33%	0.00%	to	3.15%	3.04%	to	6.32%
2010	11,971	$13.34	to	$24.30	$170,834	4.84%	1.00%	to	3.15%	8.69%	to	11.05%
2009	5,930	$12.28	to	$22.00	$76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2013	7,790	$9.42	to	$9.88	$76,097	1.53%	1.15%	to	3.40%	-5.96%	to	-4.25%
2012	5,952	$10.00	to	$10.32	$60,860	1.21%	1.40%	to	3.15%	2.93%	to	4.97%
2011⁶	2,936	$9.71	to	$9.83	$28,743	0.67%	1.40%	to	3.15%	-2.98%	to	-1.69%
PIMCO VIT Global Bond Portfolio
2013	8,864	$11.23	to	$18.49	$110,809	1.07%	0.00%	to	3.40%	-11.32%	to	-8.48%
2012	9,946	$12.67	to	$20.51	$138,083	1.63%	0.00%	to	3.15%	3.61%	to	6.95%
2011	10,926	$12.23	to	$19.48	$144,226	2.55%	0.00%	to	3.15%	4.25%	to	7.56%
2010	10,221	$11.73	to	$18.39	$127,439	2.72%	1.00%	to	3.15%	8.20%	to	10.55%
2009	8,649	$10.84	to	$16.73	$98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2013	7,399	$9.37	to	$9.52	$70,046	1.94%	1.15%	to	2.05%	-8.02%	to	-7.19%
2012⁸	2,908	$10.19	to	$10.25	$29,750	3.15%	1.40%	to	2.05%	2.14%	to	2.76%
PIMCO VIT Global Multi-Asset Portfolio
2013	26,261	$9.67	to	$11.02	$269,541	3.22%	0.00%	to	3.40%	-10.68%	to	-7.87%
2012	29,065	$10.83	to	$11.96	$329,118	3.61%	0.00%	to	3.15%	5.53%	to	8.87%
2011	27,276	$10.26	to	$10.71	$288,375	1.91%	0.00%	to	3.15%	-4.77%	to	-1.73%
2010	13,964	$10.77	to	$10.99	$152,775	4.74%	1.15%	to	3.15%	7.90%	to	10.08%
2009²	1,092	$9.98	to	$10.02	$10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
PIMCO VIT High Yield Portfolio
2013	37,328	$15.12	to	$24.54	$713,827	5.45%	0.00%	to	3.40%	2.26%	to	5.74%
2012	31,163	$15.45	to	$23.21	$565,614	5.78%	0.00%	to	3.15%	10.77%	to	14.33%
2011	22,416	$13.94	to	$17.70	$356,740	6.97%	0.00%	to	3.15%	0.16%	to	3.36%
2010	18,170	$13.92	to	$17.32	$279,787	7.24%	1.00%	to	3.15%	10.95%	to	13.36%
2009	14,268	$12.55	to	$15.30	$193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
PIMCO VIT Low Duration Portfolio
2013	72	$18.13	to	$18.13	$1,301	1.35%	0.30%	to	0.30%	-0.43%	to	-0.43%
2012⁹	11	$18.21	to	$18.21	$195	0.00%	0.30%	to	0.30%	0.63%	to	0.63%
PIMCO VIT Real Return Portfolio
2013	35,539	$12.33	to	$20.92	$503,864	1.60%	0.00%	to	3.40%	-12.08%	to	-9.22%
2012	40,380	$14.02	to	$23.40	$637,500	1.05%	0.00%	to	3.15%	5.37%	to	8.76%
2011	33,160	$13.30	to	$21.85	$485,724	2.04%	0.00%	to	3.15%	8.22%	to	11.67%
2010	25,741	$12.29	to	$19.87	$341,921	1.43%	1.00%	to	3.15%	4.76%	to	7.03%
2009	23,987	$11.73	to	$18.67	$299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Total Return Portfolio
2013	69,691	$14.13	to	$24.09	$1,286,559	2.20%	0.00%	to	3.40%	-5.14%	to	-1.96%
2012	76,902	$16.36	to	$24.57	$1,460,992	2.57%	0.00%	to	3.15%	6.19%	to	9.60%
2011	63,309	$15.40	to	$19.55	$1,105,286	2.63%	0.00%	to	3.15%	0.41%	to	3.61%
2010	58,926	$15.34	to	$19.09	$997,997	2.41%	1.00%	to	3.15%	4.76%	to	7.04%
2009	50,292	$14.64	to	$17.86	$779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
PIMCO VIT Unconstrained Bond Portfolio
2013	20,873	$9.69	to	$10.54	$210,810	0.56%	0.00%	to	3.40%	-4.18%	to	-1.12%
2012	10,161	$10.12	to	$10.66	$105,407	0.96%	0.00%	to	3.15%	4.44%	to	7.75%
2011⁶	3,845	$9.70	to	$9.82	$37,631	0.99%	0.00%	to	3.15%	-3.10%	to	-1.05%
SP International Growth Portfolio
2013	1,053	$7.53	to	$9.10	$8,489	0.00%	1.15%	to	2.70%	15.47%	to	17.16%
2012	1,147	$6.52	to	$7.77	$7,901	0.00%	1.15%	to	2.70%	18.72%	to	20.46%
2011	1,130	$5.46	to	$6.45	$6,454	0.45%	1.15%	to	2.70%	-17.57%	to	-16.28%
2010	1,322	$6.62	to	$7.70	$9,124	1.21%	1.15%	to	2.70%	10.78%	to	12.51%
2009	1,666	$5.95	to	$6.84	$10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
T. Rowe Price Blue Chip Growth Portfolio
2013	76	$23.49	to	$23.49	$1,782	0.00%	0.30%	to	0.30%	40.43%	to	40.43%
2012⁹	26	$16.73	to	$16.73	$430	0.00%	0.30%	to	0.30%	-2.74%	to	-2.74%
T. Rowe Price Equity Income Portfolio
2013	71	$21.04	to	$21.04	$1,498	1.47%	0.30%	to	0.30%	29.02%	to	29.02%
2012⁹	23	$16.31	to	$16.31	$368	2.24%	0.30%	to	0.30%	0.46%	to	0.46%
T. Rowe Price Health Sciences Portfolio
2013	13	$42.82	to	$42.82	$565	0.00%	0.30%	to	0.30%	50.06%	to	50.06%
2012⁹	3	$28.54	to	$28.54	$76	0.00%	0.30%	to	0.30%	-2.02%	to	-2.02%
Templeton Foreign Securities Fund
2013	7,361	$25.62	to	$35.98	$192,860	2.48%	1.00%	to	2.70%	19.69%	to	21.56%
2012	7,989	$21.40	to	$30.55	$173,861	3.10%	1.00%	to	2.70%	15.07%	to	17.05%
2011	8,651	$18.60	to	$26.10	$161,623	1.86%	1.00%	to	2.70%	-13.01%	to	-11.52%
2010	9,691	$21.38	to	$29.49	$209,040	2.00%	1.00%	to	2.70%	5.52%	to	7.33%
2009	10,934	$20.26	to	$27.23	$223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
Templeton Global Bond Securities Fund
2013	18,996	$30.98	to	$69.25	$865,674	4.78%	0.00%	to	3.40%	-1.67%	to	1.63%
2012	16,960	$32.66	to	$68.14	$757,251	6.39%	0.00%	to	3.15%	11.48%	to	15.07%
2011	13,756	$29.30	to	$47.85	$531,186	5.44%	0.00%	to	3.15%	-3.94%	to	-0.87%
2010	9,691	$30.50	to	$48.24	$376,262	1.37%	1.00%	to	3.15%	10.90%	to	13.31%
2009	6,355	$27.50	to	$42.17	$221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
Templeton Growth Securities Fund
2013	19,932	$22.97	to	$39.88	$522,336	2.75%	0.30%	to	3.40%	26.51%	to	30.43%
2012	19,953	$18.64	to	$30.57	$405,132	2.06%	0.30%	to	3.15%	17.47%	to	20.70%
2011	18,953	$15.87	to	$22.06	$315,498	1.43%	0.30%	to	3.15%	-9.85%	to	-7.25%
2010	20,606	$17.58	to	$23.99	$377,045	1.42%	1.00%	to	3.15%	4.06%	to	6.32%
2009	22,893	$16.47	to	$22.59	$399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2013

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Rider charges and account fees are calculated daily beginning on the day after the rider/account effective date and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. The account fees for Income Advantage Account are 1.00% for Single Income Advantage Payments and 1.15% for Joint Income Advantage Payments and are excluded from the expense ratio. Please refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.00% and 1.75% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units.  Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.  Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.  Total net assets of annuitized contracts at December 31, 2013, 2012, 2011, 2010, and 2009, are $10,180, $6,420, $6,117, $7,533,  and $7,434,  respectively.

1.      Period from April 23, 2009 (fund commencement) to December 31, 2009
2.      Period from October 23, 2009 (fund commencement) to December 31, 2009
3.      Period from April 30, 2010 (fund commencement) to December 31, 2010
4.      Period from January 21, 2011 (fund commencement) to December 31, 2011
5.      Period from March 11, 2011 (fund commencement) to December 31, 2011
6.      Period from May 2, 2011 (fund commencement) to December 31, 2011
7.      Period from Jan 23, 2012 (fund commencement) to December 31, 2012
8.      Period from Apr 30, 2012 (fund commencement) to December 31, 2012
9.      Period from Sep 17, 2012 (fund commencement) to December 31, 2012
10.      Period from Oct 26, 2012 (fund commencement) to December 31, 2012

7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2013, that require adjustment to the financial statements.